[GRAPHIC]

HSBC Investments

HSBC Investor Funds

Prospectus and Privacy Policy

February 28, 2008

FIXED INCOME FUNDS

HSBC Investor Core Plus Fixed Income Fund

HSBC Investor High Yield Fixed Income Fund

HSBC Investor Intermediate Duration Fixed Income Fund

HSBC Investor New York Tax-Free Bond Fund

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/
HSBC Investor International Equity Fund

HSBC Investor Value Fund

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    HSBC  [LOGO]

                               PRIVACY POLICY FOR
                               HSBC INVESTOR FUNDS
--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, National Association, HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

                                    [GRAPHIC]

HSBC Investments

HSBC Investor Funds

Prospectus

February 28, 2008

FIXED INCOME FUNDS

HSBC Investor Core Plus Fixed Income Fund

HSBC Investor High Yield Fixed Income Fund

HSBC Investor Intermediate Duration Fixed Income Fund

HSBC Investor New York Tax-Free Bond Fund

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/
HSBC Investor International Equity Fund

HSBC Investor Value Fund

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    HSBC  [LOGO]

HSBC INVESTOR FUNDS                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

                               [LOGO]  RISK/RETURN SUMMARY AND FUND EXPENSES
---------------------------------------------------------------------------------------------------
CAREFULLY REVIEW THIS                    4   Overview
IMPORTANT SECTION, WHICH                 6   HSBC Investor Core Plus Fixed Income Fund
SUMMARIZES EACH FUND'S                  12   HSBC Investor High Yield Fixed Income Fund
INVESTMENTS, RISKS, PAST                18   HSBC Investor Intermediate Duration Fixed Income Fund
PERFORMANCE AND FEES.                   24   HSBC Investor New York Tax-Free Bond Fund
                                        30   HSBC Investor Growth Fund
                                        36   HSBC Investor Mid-Cap Fund
                                        41   HSBC Investor Opportunity Fund
                                        47   HSBC Investor Overseas Equity Fund/
                                             HSBC Investor International Equity Fund
                                        52   HSBC Investor Value Fund

                               [LOGO]  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
---------------------------------------------------------------------------------------------------
REVIEW THIS SECTION                     58   HSBC Investor Core Plus Fixed Income Fund
FOR INFORMATION ON                      59   HSBC Investor High Yield Fixed Income Fund
INVESTMENT STRATEGIES                   61   HSBC Investor Intermediate Duration Fixed Income Fund
AND RISKS.                              62   HSBC Investor New York Tax-Free Bond Fund
                                        63   HSBC Investor Growth Fund
                                        64   HSBC Investor Mid-Cap Fund
                                        65   HSBC Investor Opportunity Fund
                                        66   HSBC Investor Overseas Equity Fund/
                                             HSBC Investor International Equity Fund
                                        67   HSBC Investor Value Fund
                                        68   General Risk Factors: All Funds
                                        69   Specific Risk Factors
                                        72   Portfolio Holdings

                               [LOGO]  FUND MANAGEMENT
---------------------------------------------------------------------------------------------------
REVIEW THIS SECTION                     73   The Investment Adviser and Subadvisers
FOR DETAILS ON                          75   Portfolio Managers
THE PEOPLE AND                          80   The Distributor, Administrator and Sub-Administrator
ORGANIZATIONS WHO PROVIDE               81   The Two-Tier Fund Structure
SERVICES TO THE FUNDS.
                               [LOGO]  SHAREHOLDER INFORMATION
---------------------------------------------------------------------------------------------------
REVIEW THIS SECTION FOR                 82   Pricing of Fund Shares
DETAILS ON HOW                          83   Purchasing and Adding to Your Shares
SHARES ARE VALUED,                      88   Selling Your Shares
AND HOW TO PURCHASE,                    91   Distribution Arrangements/Sales Charges
SELL AND EXCHANGE SHARES.               96   Distribution and Shareholder Servicing Arrangements--
THIS SECTION ALSO DESCRIBES                  Revenue Sharing
RELATED CHARGES, AND                    96   Exchanging Your Shares
PAYMENTS OF DIVIDENDS                   98   Dividends, Distributions and Taxes
AND DISTRIBUTIONS.

HSBC INVESTOR FUNDS                    TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                               [LOGO]  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------
REVIEW THIS SECTION                    100   HSBC Investor Core Plus Fixed Income Fund
FOR DETAILS ON                         102   HSBC Investor High Yield Fixed Income Fund
SELECTED FINANCIAL                     103   HSBC Investor Intermediate Duration Fixed Income Fund
STATEMENTS OF THE FUNDS.               104   HSBC Investor New York Tax-Free Bond Fund
                                       105   HSBC Investor Growth Fund
                                       106   HSBC Investor Mid-Cap Fund
                                       107   HSBC Investor Opportunity Fund
                                       109   HSBC Investor Overseas Equity Fund/
                                             HSBC Investor International Equity Fund
                                       111   HSBC Investor Value Fund

                               [LOGO]  TAXABLE EQUIVALENT YIELD TABLES
---------------------------------------------------------------------------------------------------
                                       112   Taxable Equivalent Yield Tables

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                          OVERVIEW

THE FUNDS                 HSBC Investor Funds is a mutual fund family that
                          offers a variety of separate investment portfolios, each with individual investment objectives and strategies. This prospectus provides you important information about certain funds ("Funds").

                          HSBC Investor Funds offers two categories of Funds in this prospectus: Income Funds and Equity Funds. The Income Funds include the HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund and HSBC Investor New York Tax-Free Bond Fund. The Equity Funds include the HSBC Investor Growth Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Overseas Equity Fund/HSBC Investor International Equity Fund and HSBC Investor Value Fund. The following pages of this prospectus will highlight the differences between the two categories of Funds and each Fund.

                          The HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Opportunity Fund and HSBC Investor Overseas Equity Fund/HSBC Investor International Equity Fund comprise separate series of two different investment companies--HSBC Investor Funds and HSBC Advisor Funds Trust. The Class A,B and C Shares of these Funds are part of the HSBC Investor Funds and the Class I Shares are part of the HSBC Advisor Funds Trust.

                          Each Fund offers four different classes of shares through this prospectus: Class A Shares, Class B Shares, Class C Shares and Class I Shares. Some of the Funds offer an additional class of shares pursuant to a separate prospectus. Each class of shares has different characteristics and is subject to different fees and expenses. The following pages of this prospectus will highlight these differences. The Funds' Statement of Additional Information ("SAI") contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                          With the exception of the primary investment policy of the HSBC Investor New York Tax-Free Bond Fund, the investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

                          Other important things for you to note:

                            o   You may lose money by investing in a Fund

                            o Because the value of each Fund's investments will fluctuate with market conditions, so will the value of your investment in a Fund

                          AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A., AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST?   INCOME FUNDS

                          Consider investing in an Income Fund if you are:

                            o Looking to add a monthly income component to your investment portfolio

                            o Seeking higher potential returns than provided by money market funds

                            o Willing to accept the risks of price and income fluctuations

                            o Looking to add a monthly tax-exempt income component to your investment portfolio (HSBC Investor New York Tax-Free Bond Fund only)

                          With respect to the High Yield Fixed Income Fund, consider investing in the Fund if you are:

                            o Seeking higher potential returns than provided by other fixed-income funds

                            o Willing to accept higher risks of price and income fluctuations than with other fixed-income funds

                          An Income Fund will not be appropriate for anyone:

                            o   Investing emergency reserves

                            o   Seeking safety of principal

                          The HSBC Investor High Yield Fixed Income Fund will not be appropriate for anyone:

                            o   Pursuing a short-term goal

                          The HSBC Investor New York Tax-Free Bond Fund will not be appropriate for anyone:

                            o   Who does not live in New York

                          EQUITY FUNDS

                          Consider investing in an Equity Fund if you are:

                            o   Seeking a long-term goal such as retirement

                            o Looking to add a growth component to your investment portfolio

                            o Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

                          An Equity Fund will not be appropriate for anyone:

                            o   Seeking monthly income

                            o   Pursuing a short-term goal or investing
                                emergency reserves

                            o   Seeking safety of principal

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                          HSBC INVESTOR CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE      The investment objective of the HSBC Investor Core
                          Plus Fixed Income Fund is to maximize total return, consistent with reasonable risk. The "total return" sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL INVESTMENT      The Fund seeks to achieve its investment objective by
STRATEGIES                investing all of its assets in the HSBC Investor Core
                          Plus Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Core
                          Plus Fixed Income Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                          Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities, such as U.S. government securities and corporate debt securities, commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio invests primarily in investment grade debt securities, but may invest up to 25% of its total assets in high yield securities ("junk bonds"). The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may also invest in preferred stocks and convertible securities. The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 2.5 to 7 years. Halbis Capital Management (USA) Inc. ("Halbis") serves as the Portfolio's subadviser.

                          In managing the Portfolio, Halbis, as subadviser focuses on sector rotation and security selection, and the yield curve. Duration management is also considered.

PRINCIPAL INVESTMENT      MARKET RISK: The Fund's performance per share will
RISKS                     change daily based on many factors, including the
                          quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                          CREDIT RISK: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of a security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Portfolio to sell.

                          INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities. If interests rates rise, the value of the Portfolio's investments may fall.

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                          FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information, as well as other factors.

                          CURRENCY RISK: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                          DERIVATIVES/LEVERAGE RISK: The Portfolio may invest in derivative instruments (e.g., swaps, options and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments, but may also do so to enhance return when the subadviser believes the investment will assist the Fund in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                          HIGH YIELD ("JUNK BONDS") RISK: The Portfolio may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed income securities. The Fund could lose money if the Portfolio is unable to dispose of these investments at an appropriate time.

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Core Plus Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class A, Class B and Class C Shares will differ from the returns for Class I Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received during the year ended December 31, 2006, in connection with certain class action settlements. Absent such payments, returns would have been lower. Please see the first footnote on the next page for further information.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES
(PREVIOUSLY ADVISOR CLASS SHARES)

                                   [BAR CHART]

     1998   1999    2000    2001   2002   2003   2004   2005   2006   2007
     ----------------------------------------------------------------------
     6.85%  -1.08%  11.22%  9.12%  8.56%  4.53%  4.26%  2.40%  6.99%  5.18%

Of course, past performance does not indicate how the Fund will perform in the future.

--------------------------------
Best Quarter:    3Q 2002 +4.21%
Worst Quarter:   2Q 2004 -2.21%
--------------------------------

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Lehman Brothers U.S. Aggregate Bond Index (the "Index"), which represents the U.S. investment grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), and the Lipper Intermediate Investment Grade Debt Funds Average, an equally weighted average composed of mutual funds with a similar investment objective. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I Shares of the Fund. After-tax returns for Class A, Class B and Class C Shares may vary.

In some cases, after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

-------------------
AVERAGE ANNUAL
TOTAL RETURNS^ (for
the periods ended
December 31, 2007)
-------------------

                                         INCEPTION                                     SINCE
                                           DATE        1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                       -------------------------------------------------------
CLASS A RETURN BEFORE TAXES            Aug. 26, 1996   -0.13%    3.28%     4.81%       5.43%
                                       -------------------------------------------------------
CLASS B (WITH APPLICABLE CDSC)
RETURN BEFORE TAXES                    Jan. 6, 1998     0.06%    3.54%      N/A        4.74%
                                       -------------------------------------------------------
CLASS C (WITH APPLICABLE CDSC)
RETURN BEFORE TAXES                    Nov. 4, 1998     2.97%    3.51%      N/A        4.54%
                                       -------------------------------------------------------
CLASS I RETURN BEFORE TAXES            Jan. 9, 1995     5.18%    4.66%     5.75%       6.82%
                                       -------------------------------------------------------
CLASS I RETURN AFTER TAXES ON
DISTRIBUTIONS                          Jan. 9, 1995     3.15%    2.73%     3.42%       4.32%
                                       -------------------------------------------------------
CLASS I RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND
SHARES                                 Jan. 9, 1995     3.50%    2.90%     3.50%       4.31%
                                       -------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE
BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES
OR TAXES)                              --               6.97%    4.42%     5.97%       6.55%*
                                       -------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT-
GRADE DEBT FUNDS AVERAGE**             --               4.70%    3.88%     5.18%       5.63%*
----------------------------------------------------------------------------------------------

^ During the year ended December 31, 2006, the HSBC Investor Core Plus Fixed Income Portfolio in which the Fund invests in received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. As a result, the total return for the year ended December 31, 2006 for the Fund was higher than it would have been had the Portfolios not received the payment.

*     Since August 31, 1996.

**    Previously named the Lipper General Bond Funds Average.

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Core Plus Fixed Income Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.

---------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                    A SHARES     B SHARES   C SHARES   I SHARES*
---------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)                         4.75%        None       None       None
---------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                               None         4.00%      1.00%      None
---------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of
amount redeemed or exchanged)(3)                               2.00%        2.00%      2.00%      2.00%

---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                A SHARES     B SHARES   C SHARES   I SHARES
---------------------------------------------------------------------------------------------------------
Management fee                                                 0.45%        0.45%      0.45%      0.45%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                       0.00%(4)     0.75%      0.75%      None
---------------------------------------------------------------------------------------------------------
   Shareholder servicing fee                                   0.25%        0.25%      0.25%      None
   Other operating expenses                                    0.71%        0.71%      0.71%      0.27%
Total other expenses                                           0.96%        0.96%      0.96%      0.27%
---------------------------------------------------------------------------------------------------------
Total Fund operating expenses                                  1.41%        2.16%      2.16%      0.72%
---------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)                     0.71%        0.71%      0.71%      0.27%
---------------------------------------------------------------------------------------------------------
Net operating expenses                                         0.70%        1.45%      1.45%      0.45%
---------------------------------------------------------------------------------------------------------

* Class I Shares of the HSBC Investor Core Plus Fixed Income Fund are a part of the HSBC Advisor Funds Trust.

(1) The table reflects the combined fees and expenses of both the Core Plus Fixed Income Fund and the Core Plus Fixed Income Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.70% for Class A Shares, 1.45% for Class B Shares, 1.45% for Class C Shares and 0.45% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                                   1      3       5        10
                                                 YEAR   YEARS   YEARS    YEARS

CLASS A SHARES                                   $543   $833    $1,145   $2,027
-------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                           $548   $808    $1,094   $2,070
   ASSUMING NO REDEMPTION                        $148   $608    $1,094   $2,070
-------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                           $248   $608    $1,094   $2,437
   ASSUMING NO REDEMPTION                        $148   $608    $1,094   $2,437
-------------------------------------------------------------------------------
CLASS I SHARES                                   $ 46   $203    $  374   $  869
-------------------------------------------------------------------------------

* The Example reflects the combined fees and expenses of both the Core Plus Fixed Income Fund and the Core Plus Fixed Income Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR HIGH YIELD FIXED INCOME FUND

INVESTMENT OBJECTIVE   The primary investment objective of the HSBC Investor
                       High Yield Fixed Income Fund is to provide a high level of current income, and its secondary objective is capital appreciation.

PRINCIPAL INVESTMENT   The Fund seeks to achieve its investment objective by
STRATEGIES             investing all of its assets in the HSBC Investor High
                       Yield Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the High
                       Yield Fixed Income Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                       Under normal market conditions, the Portfolio invests at least 80% of its net assets in high-yield/high risk fixed income securities. Such investments are commonly referred to as "junk bonds. "The Portfolio may also invest up to 30% of its assets in securities of non-U.S issuers. Halbis Capital Management (USA) Inc., as the Portfolio's subadviser, combines top-down analysis of industry sectors and themes with bottom-up fundamental research, and seeks to identify undervalued sectors and securities through analysis of various criteria including credit quality and liquidity. The subadviser seeks to allocate risk by investing among a variety of industry sectors.

                       The Portfolio expects to maintain an average weighted portfolio maturity of 3 to 15 years.

PRINCIPAL INVESTMENT   HIGH YIELD ("JUNK BONDS ") RISK: The Portfolio invests
RISKS                  primarily in high-yield securities, which are subject to
                       higher credit risks and are less liquid than other fixed income securities. The Fund could lose money if the Portfolio is unable to dispose of these investments at an appropriate time.

                       MARKET RISK: The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                       CREDIT RISK: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of a security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Portfolio to sell.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

                       INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in fixed income securities. If interest rates rise, the value of the Portfolio's investments may fall.

                       DERIVATIVES/LEVERAGE RISK: The Portfolio may invest to a limited extent in derivative instruments (e.g., options swaps and futures contracts) to help achieve its investment objective. The Portfolio may do so for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                       CURRENCY RISK: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                       FOREIGN INVESTMENT RISK: Investments in foreign securities are riskier than investments in U.S. securities. In foreign markets, key information about an issuer, security or market may be inaccurate or unavailable.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor High Yield Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

      YEAR-BY-YEAR
      TOTAL RETURNS
      AS OF 12/31
      FOR CLASS A SHARES

                                   [BAR CHART]

                                   2006   2007
                                  -------------
                                  10.49%  2.64%

Of course, past performance does not indicate how the Fund will perform in the future.

-------------------------------
Best quarter:    4Q 2006 +3.96%
Worst quarter:   4Q 2007 -1.15%
-------------------------------

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Merrill Lynch U.S. High Yield Master II Index, consisting of U.S. dollar-denominated bonds with at least one year until maturity which are below investment grade but not in default, and the Lipper High Current Yield Funds Average, an equally weighted average composed of mutual funds with a similar investment objective. The table below also compares the Fund's performance to its new benchmark, the Citigroup U.S. High Yield Market Capped Index, the "U.S. High Yield Market Capped Index", which uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer's distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada. Each Index is unmanaged and it is not possible to invest directly in either Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

------------------
AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2007)
------------------

                                             INCEPTION                SINCE
                                               DATE        1 YEAR   INCEPTION
                                           -----------------------------------
CLASS A RETURN BEFORE TAXES                Nov. 18, 2005   -2.23%     4.01%
                                           -----------------------------------
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS                              Nov. 18, 2005   -5.10%     1.16%
                                           -----------------------------------
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES      Nov. 18, 2005   -1.30%     1.82%
                                           -----------------------------------
CLASS B (WITH APPLICABLE CDSC) RETURN
BEFORE TAXES                               Nov. 21, 2005   -1.88%     4.78%
                                           -----------------------------------
CLASS C (WITH APPLICABLE CDSC) RETURN
BEFORE TAXES                               Dec. 14, 2005    0.82%     5.69%
                                           -----------------------------------
CLASS I RETURN BEFORE TAXES                Nov. 18, 2005    2.89%     6.69%
                                           -----------------------------------
CITIGROUP U.S. HIGH YIELD MARKET CAPPED
INDEX** (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                         --               2.60%     6.62%
                                           -----------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II
INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                         --               2.19%     7.06%*
                                           -----------------------------------
LIPPER HIGH CURRENT YIELD FUNDS
AVERAGE                                    --               1.50%     5.82%*
------------------------------------------------------------------------------

*     Since November 30, 2005.

** Management believes the change in benchmark from the Merrill Lynch U.S. High Yield Master II Index to the Citigroup U.S. High Yield Market Capped Index more closely reflects the management style of the Fund.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor High Yield Fixed Income Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

---------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      A SHARES    B SHARES    C SHARES     I SHARES
---------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)           4.75%       None        None         None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                 None        4.00%       1.00%        None
---------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of
amount redeemed or exchanged)(3)                 2.00%       2.00%       2.00%        2.00%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES    B SHARES    C SHARES    I SHARES
---------------------------------------------------------------------------------------------
Management fee                                   0.60%       0.60%       0.60%       0.60%
---------------------------------------------------------------------------------------------
Distribution (12b-1) fee                         0.00%(4)    0.75%       0.75%        None
---------------------------------------------------------------------------------------------
   Shareholder servicing fee                     0.25%       0.25%       0.25%        None
   Other operating expenses                      2.08%       2.08%       2.08%       2.08%
Total other expenses                             2.33%       2.33%       2.33%       2.08%
---------------------------------------------------------------------------------------------
Total Fund operating expenses                    2.93%       3.68%       3.68%       2.68%
---------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)       2.13%       2.13%       2.13%       2.13%
---------------------------------------------------------------------------------------------
Net operating expenses                           0.80%       1.55%       1.55%       0.55%
---------------------------------------------------------------------------------------------

(1) The table reflects the combined fees of both the High Yield Fixed Income Fund and the High Yield Fixed Income Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.80% for Class A Shares, 1.55% for Class B Shares, 1.55% for Class C Shares and 0.55% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES       [LOGO]
--------------------------------------------------------------------------------

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                            1          3        5          10
                                          YEAR       YEARS    YEARS       YEARS

CLASS A SHARES                            $553      $1,147   $1,765      $3,427
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                    $558      $1,129   $1,721      $3,474
   ASSUMING NO REDEMPTION                 $158      $  929   $1,721      $3,474
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                    $258      $  929   $1,721      $3,794
   ASSUMING NO REDEMPTION                 $158      $  929   $1,721      $3,794
--------------------------------------------------------------------------------
CLASS I SHARES                            $ 56      $  629   $1,229      $2,855
--------------------------------------------------------------------------------

* The Example reflects the combined fees and expenses of both the High Yield Fixed Income Fund and the High Yield Fixed Income Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

                          HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE      The investment objective of the HSBC Investor
                          Intermediate Duration Fixed Income Fund is to maximize total return, consistent with reasonable risk. The
                          "total return" sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PRINCIPAL INVESTMENT      The Fund seeks to achieve its investment objective by
STRATEGIES                investing all of its assets in the HSBC Investor
                          Intermediate Duration Fixed Income Portfolio (the
                          "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Intermediate Duration Fixed Income Fund or
                          "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                          Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities. These securities may include U.S. government securities and corporate debt securities, commercial paper, mortgage-backed securities and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio expects to maintain an average portfolio duration with respect to fixed income securities of 3 to 6 years. The Portfolio invests primarily in investment grade debt securities, but may invest up to 25% of its total assets in high yield securities ("junk bonds"). The Portfolio may also invest in preferred stocks and convertible securities. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Halbis Capital Management (USA) Inc. ("Halbis") serves as the Portfolio's subadviser.

                          In managing the Portfolio, Halbis, as subadviser focuses on sector rotation and security selection, and the yield curve. Duration management is also considered.

PRINCIPAL INVESTMENT      MARKET RISK: The Fund's performance per share will
RISKS                     change daily based on many factors, including the
                          quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                          CREDIT RISK: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of a security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Portfolio to sell.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

                          INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities. If interests rates rise, the value of the Portfolio's investments may fall.

                          DERIVATIVES/LEVERAGE RISK: The Portfolio may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

                          PREPAYMENT RISK: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment.

                          EXTENSION RISK: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

                          FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information.

                          CURRENCY RISK: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

                          HIGH YIELD ("JUNK BONDS") RISK: The Portfolio may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed-income securities. The Fund could lose money if the Portfolio is unable to dispose of these investments at an appropriate time.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Intermediate Duration Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class A, Class B and Class C Shares will differ from the returns for Class I Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received during the year ended December 31, 2006, in connection with certain class action settlements. Absent such payments, returns would have been lower. Please see the first footnote on the next page for further information.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS I SHARES

                                   [BAR CHART]

                      2002   2003   2004   2005   2006   2007
                      ----------------------------------------
                      7.55%  3.35%  3.23%  1.29%  9.15%  4.78%

Of course, past performance does not indicate how the Fund will perform in the future.

------------------------------------
Best Quarter:       4Q  2006  +5.05%
Worst Quarter:      2Q  2004  -2.00%
------------------------------------

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Lehman Brothers Intermediate U.S. Aggregate Bond Index (the "Index"), which is generally representative of investment grade bond issues with maturities between three and ten years, and the Lipper Intermediate Investment-Grade Debt Funds Average, an equally weighted average of mutual funds with a similar investment objective. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I Shares of the Fund. After-tax returns for Class A, Class B and Class C Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

---------------------
AVERAGE ANNUAL
TOTAL RETURNS^ (for
the periods ended
December 31, 2007)
---------------------

                                                         INCEPTION                          SINCE
                                                           DATE        1 YEAR   5 YEARS   INCEPTION
                                                       ----------------------------------------------
CLASS A RETURN BEFORE TAXES                             Feb. 7, 2001   -0.43%    3.04%      4.22%
                                                       ----------------------------------------------
CLASS B RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                                 Feb. 15, 2001   -0.21%    3.29%      4.27%
                                                       ----------------------------------------------
CLASS C RETURN BEFORE TAXES
(WITH APPLICABLE CDSC)                                 Feb. 13, 2001    2.76%    3.30%      4.16%
                                                       ----------------------------------------------
CLASS I RETURN BEFORE TAXES                            Jan. 23, 2001    4.78%    4.33%      5.31%
                                                       ----------------------------------------------
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS            Jan. 23, 2001    2.81%    2.58%      3.49%
                                                       ----------------------------------------------
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALES OF FUND SHARES                               Jan. 23, 2001    3.16%    2.74%      3.51%
                                                       ----------------------------------------------
LEHMAN BROTHERS INTERMEDIATE U.S.
AGGREGATE BOND INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                 --               7.02%    4.22%     -5.45%*
                                                       ----------------------------------------------
LIPPER INTERMEDIATE INVESTMENT-GRADE
DEBT FUNDS AVERAGE                                     --               4.70%    3.88%      4.83%*
-----------------------------------------------------------------------------------------------------

^ During the year ended December 31, 2006, the HSBC Investor Portfolio in which the Fund invests in received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. As a result, the total return for the year ended December 31, 2006 for the Fund was higher than it would have been had the Portfolios not received the payment.

*     Since February 7, 2001.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Intermediate Duration Fixed Income Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transactions fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.

--------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              A SHARES     B SHARES   C SHARES   I SHARES
--------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)                 4.75%        None       None         None
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                       None         4.00%      1.00%        None
--------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)   2.00%        2.00%      2.00%        2.00%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          A SHARES     B SHARES   C SHARES   I SHARES
--------------------------------------------------------------------------------------------------
Management fee                                         0.40%        0.40%      0.40%        0.40%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                               0.00%(4)     0.75%      0.75%        None
--------------------------------------------------------------------------------------------------
     Shareholder servicing fee                         0.25%        0.25%      0.25%        None
     Other operating expenses                          1.02%        1.02%      1.02%        1.02%
Total other expenses                                   1.27%        1.27%      1.27%        1.02%
--------------------------------------------------------------------------------------------------
Total Fund operating expenses                          1.67%        2.42%      2.42%        1.42%
--------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)             1.02%        1.02%      1.02%        1.02%
--------------------------------------------------------------------------------------------------
Net operating expenses                                 0.65%        1.40%      1.40%        0.40%
--------------------------------------------------------------------------------------------------

(1) This table reflects the combined fees and expenses for both the Intermediate Duration Fixed Income Fund and the Intermediate Duration Fixed Income Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.65% for the Class A shares, 1.40% for Class B shares, 1.40% for Class C shares and 0.40% for Class I shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                  [LOGO]
--------------------------------------------------------------------------------

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                              1        3         5        10
                                            YEAR     YEARS     YEARS     YEARS

CLASS A SHARES                              $538      $881    $1,248    $2,276
-------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                      $543      $857    $1,198    $2,319
   ASSUMING NO REDEMPTION                   $143      $657    $1,198    $2,319
-------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                      $243      $657    $1,198    $2,679
   ASSUMING NO REDEMPTION                   $143      $657    $1,198    $2,679
-------------------------------------------------------------------------------
CLASS I SHARES                              $ 41      $349    $  679    $1,614
-------------------------------------------------------------------------------

* The Example reflects the combined fees and expenses for both the Intermediate Duration Fixed Income Fund and the Intermediate Duration Fixed Income Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE   The investment objective of the HSBC Investor New York
                       Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.

PRINCIPAL INVESTMENT   Under normal market conditions, the Fund invests at least
STRATEGIES             80% of its net assets in obligations of the State of New
                       York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S.
                       territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes. This policy is fundamental and may not be changed without shareholder approval. In determining the tax status of interest on New York municipal obligations, the Adviser relies on opinions of bond counsel, who may be counsel to the issuer of those obligations.

                       Under normal circumstances, at least 80% of the Fund's net assets will be invested in obligations, the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax. Halbis Capital Management (USA) Inc. serves as the Fund's subadviser.

PRINCIPAL INVESTMENT   MARKET RISK: The Fund's performance per share will change
RISKS                  daily based on many factors, including the quality of the
                       instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                       CREDIT RISK: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation. In addition, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of a security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

                       INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities. If interest rates rise, the value of the Fund's investments may fall.

                       DERIVATIVES RISK: The Fund may invest in certain derivative instruments (e.g., futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments. These investments could increase the Fund's price volatility or reduce the return on your investment.

                       CONCENTRATION RISK: Because the Fund will concentrate its investments in New York municipal obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                       STATE SPECIFIC RISK: A fund investing primarily within a single state is by definition, less diversified geographically then one investing across many states and therefore has greater exposure to adverse economic and political changes within the state, as well as risks associated with any natural disasters or acts of terrorism that might impact the state of New York. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

                       TAX RISK: The Fund may invest up to 20% of its net assets in obligations the interest income of which is subject to federal, New York State and New York City personal income tax. In addition, personal dividends attributable to interest in certain municipal obligations is subject to the Federal alternative minimum tax.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor New York Tax-Free Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

   YEAR-BY-YEAR
   TOTAL RETURNS
   AS  OF  12/31
   FOR CLASS A SHARES
                                 [BAR CHART]

          1998   1999   2000  2001  2002  2003  2004  2005  2006  2007
        ---------------------------------------------------------------
         6.12% -3.34% 10.55% 3.80% 8.96% 4.44% 3.03% 2.04% 3.52% 3.04%

Of course, past performance does not indicate how the Fund will perform in the future.
--------------------------------
Best Quarter:    3Q  2002 +5.03%
Worst Quarter:   2Q  1999 -2.27%
--------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Lehman Brothers NY Tax-Exempt Index (the "Index"), which is composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Debt Funds Average, an equally weighted average composed of mutual funds with a similar investment objective. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

------------------
AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2007)
------------------

                                                       INCEPTION                                       SINCE
                                                         DATE         1 YEAR    5 YEARS   10 YEARS   INCEPTION
                                                     ----------------------------------------------------------
CLASS A RETURN BEFORE TAXES                           May 1, 1995     -1.89%     2.21%     3.64%       4.58%
                                                     ----------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS           May 1, 1995     -1.92%     2.18%     3.62%       4.52%
                                                     ----------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                               May 1, 1995     -0.04%     2.35%     3.64%       4.47%
                                                     ----------------------------------------------------------
CLASS B (WITH APPLICABLE CDSC) RETURN BEFORE TAXES   Jan. 6, 1998     -1.70%     2.45%      N/A        3.65%
                                                     ----------------------------------------------------------
CLASS C (WITH APPLICABLE CDSC) RETURN BEFORE TAXES   Nov. 4, 1998      1.27%     2.42%      N/A        3.19%
                                                     ----------------------------------------------------------
CLASS I RETURN BEFORE TAXES                          July 1, 1996      3.30%     3.47%     4.42%       5.01%
                                                     ----------------------------------------------------------
LEHMAN BROTHERS NY TAX-EXEMPT INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       --           3.62%     4.24%     5.20%       5.03%*
                                                     ----------------------------------------------------------
LIPPER NY MUNICIPAL DEBT FUNDS AVERAGE                    --           1.50%     3.55%     4.23%       5.03%*
---------------------------------------------------------------------------------------------------------------

*     Since April 30, 1995.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

                                FEES AND EXPENSES

As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

-------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              A SHARES   B SHARES   C SHARES   I SHARES
-------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(1)                   4.75%      None      None        None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                         None       4.00%     1.00%       None
-------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)     2.00%      2.00%     2.00%       2.00%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          A SHARES   B SHARES   C SHARES   I SHARES
-------------------------------------------------------------------------------------------------
Management fee                                           0.25%      0.25%     0.25%       0.25%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                 0.00%(3)   0.75%     0.75%       None
-------------------------------------------------------------------------------------------------
   Shareholder servicing fee                             0.25%      0.25%     0.25%       None
   Other operating expenses                              0.38%      0.38%     0.38%       0.38%
Total other expenses                                     0.63%      0.63%     0.63%       0.38%
-------------------------------------------------------------------------------------------------
Total Fund operating expenses                            0.88%      1.63%     1.63%       0.63%
-------------------------------------------------------------------------------------------------

(1)   Lower sales charges are available depending on the amounts invested.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES      [LOGO]
--------------------------------------------------------------------------------

The Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                            1           3        5          10
                                           YEAR       YEARS    YEARS       YEARS

CLASS A SHARES                             $561        $742     $939      $1,508
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                     $566        $714     $887      $1,548
   ASSUMING NO REDEMPTION                  $166        $514     $887      $1,548
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                     $266        $514     $887      $1,933
   ASSUMING NO REDEMPTION                  $166        $514     $887      $1,933
--------------------------------------------------------------------------------
CLASS I SHARES                             $ 64        $202     $351      $  786
--------------------------------------------------------------------------------

* For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE   The investment objective of the HSBC Investor Growth Fund
                       is long-term growth of capital.

PRINCIPAL INVESTMENT   The Fund seeks to achieve its investment objective by
STRATEGIES             investing all of its assets in the HSBC Investor Growth
                       Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Growth Fund or "feeder fund") is investing all its assets in a second fund (the
                       Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                       Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed Investment Management Company, the Portfolio's subadviser, believes have the potential to generate superior levels of long-term profitability and growth.

                       The subadviser selects companies which it anticipates will create superior wealth over time and potentially have sustainable competitive advantages. The subadviser's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, the subadviser concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed, the subadviser conducts its internal research. The subadviser searches to identify those companies that it believes possess a sustainable competitive advantage. The subadviser seeks to outperform the Russell 1000 Growth Index.

PRINCIPAL INVESTMENT   MARKET RISK: The Fund's performance per share will change
RISKS                  daily based on many factors, including national and
                       international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                       EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of the Portfolio's investments increases or decreases.

                       GROWTH STOCK RISK: The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

                       MEDIUM AND LARGE CAPITALIZATION RISK: The Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

                       FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                       ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                       INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in fixed income securities. If interest rates rise, the value of the Portfolio's investments may fall.

                       HIGH YIELD ("JUNK BONDS") RISK: The Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Fund could lose money if the Portfolio is unable to dispose of these investments at an appropriate time.

                       DERIVATIVES RISK: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Growth Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

   YEAR-BY-YEAR
   TOTAL RETURNS
   AS OF 12/31
   FOR CLASS A SHARES

                                   [BAR CHART]

                            2005        2006        2007
                          --------------------------------
                           11.27%       5.13%      24.23%

Of course, past performance does not indicate how the Fund will perform in the future.

-----------------------------
Best Quarter: 3Q 2007 +12.42%
Worst Quarter: 1Q 2005 -2.78%
-----------------------------

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Russell 1000(R) Growth Index (the "Index"), which tracks the large-cap growth segment of the U.S. equity universe, and the Lipper Large-Cap Growth Funds Average, an equally weighted average of mutual funds with a similar investment objective. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

------------------
AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2007)
------------------

                                                         INCEPTION              SINCE
                                                           DATE      1 YEAR   INCEPTION
                                                        -------------------------------
CLASS A RETURN BEFORE TAXES                             May 7, 2004  17.98%     11.06%
                                                        -------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS             May 7, 2004  17.11%     10.40%
                                                        -------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                 May 7, 2004  12.82%      9.49%
                                                        -------------------------------
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)      May 7, 2004  19.26%     11.57%
                                                        -------------------------------
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)      May 7, 2004  22.19%     11.77%
                                                        -------------------------------
CLASS I RETURN BEFORE TAXES                             May 7, 2004  24.59%     12.90%
                                                        -------------------------------
RUSSELL 1000(R) GROWTH INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          --      11.81%     9.30%*
                                                        -------------------------------
LIPPER LARGE-CAP GROWTH FUNDS AVERAGE                        --      14.17%     9.19%*
---------------------------------------------------------------------------------------

*     Since April 30, 2004.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)           5.00%      None       None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                 None       4.00%      1.00%      None
----------------------------------------------------------------------------------------
Redemptions/Exchange Fee (as a percentage of
amount redeemed or exchanged)(3)                 2.00%      2.00%      2.00%      2.00%

----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Management fee                                   0.48%      0.48%      0.48%      0.48%
----------------------------------------------------------------------------------------
Distribution (12b-1) fee                         0.00%(4)   0.75%      0.75%      None
----------------------------------------------------------------------------------------
   Shareholder servicing fee                     0.25%      0.25%      0.25%      None
   Other operating expenses                      0.48%      0.48%      0.48%      0.48%
Total other expenses                             0.73%      0.73%      0.73%      0.48%
----------------------------------------------------------------------------------------
Total Fund operating expenses                    1.21%      1.96%      1.96%      0.96%
----------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)       0.01%      0.01%      0.01%      0.01%
----------------------------------------------------------------------------------------
Net operating expenses                           1.20%      1.95%      1.95%      0.95%
----------------------------------------------------------------------------------------

(1) This table reflects the combined fees and expenses for both the Growth Fund and the Growth Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Growth Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares and 0.95% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                                EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                             1         3         5          10
                                            YEAR     YEARS     YEARS      YEARS

CLASS A SHARES                              $616      $864     $1,131     $1,892
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                      $598      $814     $1,056     $1,912
   ASSUMING NO REDEMPTION                   $198      $614     $1,056     $1,912
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                      $298      $614     $1,056     $2,284
   ASSUMING NO REDEMPTION                   $198      $614     $1,056     $2,284
--------------------------------------------------------------------------------
CLASS I SHARES                              $ 97      $305     $  530     $1,177
--------------------------------------------------------------------------------

* This Example reflects the combined fees and expenses of both the Growth Fund and the Growth Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                          HSBC INVESTOR MID-CAP FUND

INVESTMENT OBJECTIVE      The investment objective of the HSBC Investor Mid-Cap
                          Fund is to achieve long-term growth of capital.

PRINCIPAL INVESTMENT      The Fund pursues its goal by investing, under normal
STRATEGIES                circumstances, at least 80% of its net assets in
                          equity securities (I.E., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies.

                          Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P MidCap 400(R) Index or within the range of companies included in the Russell Midcap Index.

                          Investments are primarily in domestic common stocks but also may include, to a limited degree, securities of non-U.S. companies, as well as preferred stocks, convertible securities, and rights and warrants.

                          Munder Capital Management, the Fund's subadviser, chooses the Fund's investments by reviewing the earnings growth of all publicly traded mid-capitalization companies over the past three years and investing in approximately 65 to 85 of those companies based on:

                             o   above-average, consistent earnings growth;

                             o   financial stability;

                             o   relative valuation;

                             o strength of industry position and management team; and

                             o price changes compared to the S&P MidCap 400(R) Index.

PRINCIPAL INVESTMENT      CAPITALIZATION RISK: Investments in mid-capitalization
RISKS                     companies involve greater risk than is customarily
                          associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

                          EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.

                          MARKET RISK: The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                          ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                          DERIVATIVES RISK: The Fund may invest in certain derivative instruments to help achieve its investment objective. The Fund may do so only for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities. These investments could increase the Fund's price volatility or reduce the return on your investment.

                          GROWTH INVESTING RISK: The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks may fall or fail to appreciate as anticipated by the subadviser, regardless of movements in the securities market.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Mid-Cap Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I (previously Trust Class Shares) Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31(1)
FOR  CLASS A SHARES

                                   [BAR CHART]

 1998    1999    2000    2001     2002    2003    2004    2005    2006    2007
 ------------------------------------------------------------------------------
 9.23%  38.12%  10.89%  -9.41%  -27.19%  31.73%  13.99%  10.29%  12.06%  20.84%

Of course, past performance does not indicate how the Fund will perform in the future.

-------------------------------
Best Quarter:   4Q 1999 +26.98%

Worst Quarter:  3Q 1998 -18.35%
-------------------------------

(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CIT") maintained by HSBC Bank USA, National Association, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CIT had substantially similar investment objective and policies as the Fund.

      The Fund calculates its performance for periods prior to July 1, 2000 by including the CIT's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fees and Expenses table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's aggregate annual operating expenses including 12b-1 fees).

      The CIT was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance(1) over time to that of the S&P MidCap 400 Index (the "Index"), and the Lipper Mid-Cap Growth Funds Average. The Index is an index of 400 mid-sized U.S. companies and is designed to reflect the risk and return characteristics of the broader mid-cap universe on an ongoing basis. The Index is unmanaged and it is not possible to invest directly in the Index. The Lipper Mid-Cap Growth Funds Average is an equally weighted average composed of mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

------------------
AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2007)
------------------

                                                        INCEPTION                                    SINCE
                                                         DATE(2)     1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                      -------------------------------------------------------
CLASS A RETURN BEFORE TAXES                           July 1, 1993   14.80%    16.33%     8.93%     11.53%
                                                      -------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS           July 1, 1993   12.74%    14.88%      N/A       3.17%*
                                                      -------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                               July 1, 1993   12.34%    14.15%      N/A       3.35%*
                                                      -------------------------------------------------------
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)    July 1, 1993   15.98%    16.65%     8.66%     11.18%
                                                      -------------------------------------------------------
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)    July 1, 1993   18.93%    16.78%     8.73%     11.14%
                                                      -------------------------------------------------------
CLASS I RETURN BEFORE TAXES                           July 1, 1993   21.17%    17.79%     9.72%     12.20%
                                                      -------------------------------------------------------
S&P MIDCAP 400 INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         --        7.98%    16.20%    11.20%     13.40%**
                                                      -------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS AVERAGE                         --       16.48%    16.44%     7.78%        --%**
-------------------------------------------------------------------------------------------------------------

 *    Since July 1, 2000, the date of conversion to mutual fund form. See note
      (1) below.

**    Since June 30, 1993.

(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CIT") maintained by HSBC Bank USA, National Association, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CIT had substantially similar investment objective and policies as the Fund.

      The Fund calculates its performance for periods prior to July 1, 2000 by including the CIT's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fees and Expenses table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's aggregate annual operating expenses including 12b-1 fees).

      The CIT was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected.

(2) Prior to July 1, 1993, the CIT had a different investment objective and, therefore the performance for that time period is not included.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                                FEES AND EXPENSES

As an investor in the HSBC Investor Mid-Cap Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transactions fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(1)           5.00%      None       None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                 None       4.00%      1.00%      None
----------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(2)              2.00%      2.00%      2.00%      2.00%

----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Management fee                                 0.75%        0.75%      0.75%      0.75%
----------------------------------------------------------------------------------------
Distribution (12b-1) fee                       0.00%(3)     0.75%      0.75%      None
----------------------------------------------------------------------------------------
Shareholder servicing fee                      0.25%        0.25%      0.25%      None
----------------------------------------------------------------------------------------
Other operating expenses                       0.72%        0.72%      0.72%      0.72%
----------------------------------------------------------------------------------------
Total other expenses                           0.97%        0.97%      0.97%      0.72%
----------------------------------------------------------------------------------------
Total Fund operating expenses                  1.72%        2.47%      2.47%      1.47%
----------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(4)(5)  0.37%        0.37%      0.37%      0.37%
----------------------------------------------------------------------------------------
Net operating expenses                         1.35%        2.10%      2.10%      1.10%
----------------------------------------------------------------------------------------

(1)   Lower sales charges are available depending on the amounts invested.

(2) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" in this prospectus.

(3) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(4) The Adviser has entered into a written agreement with the Fund under which it will waive 0.05% of its management fee. This management fee waiver is contractual and shall be in effect until March 1, 2009.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.35% for the Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                            1           3       5           10
                                           YEAR       YEARS   YEARS       YEARS

CLASS A SHARES                             $631        $981   $1,354      $2,399
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                     $613        $934   $1,282      $2,423
   ASSUMING NO REDEMPTION                  $213        $734   $1,282      $2,423
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                     $313        $734   $1,282      $2,778
   ASSUMING NO REDEMPTION                  $213        $734   $1,282      $2,778
--------------------------------------------------------------------------------
CLASS I SHARES                             $112        $428   $  768      $1,726
--------------------------------------------------------------------------------

* For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR OPPORTUNITY FUND

INVESTMENT OBJECTIVE   The investment objective of the HSBC Investor Opportunity
                       Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT   The Fund seeks to achieve its investment objective by
STRATEGIES             investing all of its assets in the HSBC Investor
                       Opportunity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Opportunity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                       Under normal market conditions, the Portfolio primarily invests in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500(R) Growth Index. (As of January 31, 2008, between $13.80 million and $14.02 billion). The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Portfolio was previously named the Small Cap Equity Portfolio.

                       Westfield Capital Management Company, LLC, the Portfolio's subadviser, selects investments that it believes offer superior prospects for growth and are either:

                            o early in their cycle but which the subadviser believes have the potential to become major enterprises, or

                            o are major enterprises whose rates of earnings growth the subadviser expects to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

PRINCIPAL INVESTMENT   MARKET RISK: The Fund's performance per share will change
RISKS                  daily based on many factors, including national and
                       international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                       EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market prices of the Portfolio's investments increase or decrease.

                       SMALL COMPANY RISK: Because small cap growth companies have fewer financial resources than larger, well-established companies, investments in the Portfolio are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                       FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than its investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                       DERIVATIVES/LEVERAGE RISK: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives. Gains and losses from speculative positions in a derivative may be much greater than the derivative's original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio's investment in a derivative instrument could lose more than the principal amount invested. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Opportunity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I (previously Advisor Class Shares) Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31
FOR CLASS A SHARES

                                   [BAR CHART]

   1998    1999   2000     2001     2002    2003    2004   2005   2006    2007
--------------------------------------------------------------------------------
  12.97%  47.07%  4.29%   -1.95%  -33.36%  37.84%  11.42% 12.35% 14.16%  24.20%

Of course, past performance does not indicate how the Fund will perform in the future.

------------------------------
Best Quarter:  4Q 1999 +46.37%
Worst Quarter: 3Q 2001 -24.79%
------------------------------

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time with the Russell 2500(R) Growth Index (the "Index"), an index of the companies in the Russell 2500(R) Index (the 2500 smallest companies in the Russell 3000(R) Index) with higher price-to-book ratios and higher forecasted growth values, and the Lipper Mid-Cap Growth Funds Average, an equally weighted average of funds within the mid cap growth fund category, adjusted for reinvestment of capital gains distributions and income dividends. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

------------------
AVERAGE ANNUAL
TOTAL RETURNS (for
the periods ended
December 31, 2007)
------------------

                                                           INCEPTION                                     SINCE
                                                             DATE        1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                        --------------------------------------------------------
CLASS A RETURN BEFORE TAXES                             Sept. 23, 1996   18.01%    18.39%    10.15%      10.89%
                                                        --------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS             Sept. 23, 1996   10.92%    16.41%    7.62%        8.50%
                                                        --------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALES OF FUND SHARES                                Sept. 23, 1996   17.91%    15.86%    7.76%        8.52%
                                                        --------------------------------------------------------
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)        Jan. 6, 1998   20.03%    18.67%     N/A        10.36%
                                                        --------------------------------------------------------
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)        Nov. 4, 1998   22.38%    18.70%     N/A        11.14%
                                                        --------------------------------------------------------
CLASS I RETURN BEFORE TAXES                              Sept. 3, 1996   23.49%    20.04%    11.25%      12.70%
                                                        --------------------------------------------------------
RUSSELL 2500(R) GROWTH INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            --         9.69%    17.43%    6.62%        7.26%*
                                                        --------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS AVERAGE                            --        16.48%    16.44%    7.78%        8.06%*
----------------------------------------------------------------------------------------------------------------

*     Since September 30, 1996.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Opportunity Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

-------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              A SHARES   B SHARES   C SHARES   I SHARES*
-------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)                   5.00%       None       None       None
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                         None        4.00%      1.00%      None
-------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)     2.00%       2.00%      2.00%      2.00%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          A SHARES   B SHARES   C SHARES   I SHARES
-------------------------------------------------------------------------------------------------
Management fee                                           0.81%      0.81%      0.81%       0.81%
-------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                 0.00%(4)   0.75%      0.75%       None
-------------------------------------------------------------------------------------------------
   Shareholder servicing fee                             0.25%      0.25%      0.25%       None
   Other operating expenses                              0.71%      0.71%      0.71%       0.22%
Total other expenses                                     0.96%      0.96%      0.96%       0.22%
-------------------------------------------------------------------------------------------------
Total Fund operating expenses                            1.77%      2.52%      2.52%       1.03%
-------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)               0.12%      0.12%      0.12%         --
-------------------------------------------------------------------------------------------------
Net Fund operating expenses                              1.65%      2.40%      2.40%       1.03%
-------------------------------------------------------------------------------------------------

* Class I Shares of the HSBC Investor Opportunity Fund are part of the HSBC Advisor Funds Trust.

(1) The table reflects the combined fees and expenses of both the Opportunity Fund and the Opportunity Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" section in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.65% for Class A Shares, 2.40% for Class B Shares, 2.40% for Class C Shares and 1.10% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR OPPORTUNITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

EXPENSE EXAMPLE*

                                                1        3         5        10
                                              YEAR     YEARS     YEARS     YEARS

CLASS A SHARES                                $659    $1,018    $1,401    $2,470
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                        $643    $ 973     $1,330    $2,494
   ASSUMING NO REDEMPTION                     $243    $ 773     $1,330    $2,494
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                        $343    $ 773     $1,330    $2,847
   ASSUMING NO REDEMPTION                     $243    $ 773     $1,330    $2,847
--------------------------------------------------------------------------------
CLASS I SHARES                                $105    $ 328     $  569    $1,259
--------------------------------------------------------------------------------

* The Example reflects the combined fees of both the Opportunity Fund and the Opportunity Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE   The investment objective of the HSBC Investor Overseas
                       Equity Fund/ HSBC Investor International Equity Fund is to seek long-term growth of capital and future income.

PRINCIPAL INVESTMENT   The Funds seeks to achieve their investment objectives by
STRATEGIES             investing all of their assets in the HSBC Investor
                       International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Funds. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Overseas
                       Equity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures.
                       For reasons relating to costs or a change in investment objective, among others, the Funds could switch to another pooled investment company or decide to manage their assets themselves. The Funds are currently not contemplating such a move.

                       Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets.

                       AllianceBernstein L.P., the Portfolio's subadviser, uses a fundamental value-oriented approach in selecting investments for the Portfolio.

PRINCIPAL INVESTMENT   MARKET RISKS: The Funds' performance per share will
RISK                   change daily based on many factors, including national
                       and international economic conditions and general market conditions. You could lose money on your investment in the Funds or the Funds could underperform other investments.

                       EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Funds will fluctuate as the market prices of the Portfolio's investments increase or decrease.

                       FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. Emerging market securities are subject to even greater price volatility than investments in other foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often less liquid and may be difficult to value accurately.

                       ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                       DERIVATIVES RISK: The Portfolio may invest in derivative instruments (E.G., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities. These investments could increase the Funds' price volatility or reduce the return on your investment.

HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor International Equity Fund's annual returns for Class I Shares (previously Advisor Class Shares) and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.

The returns for Class A, Class B and Class C Shares of the HSBC Investor Overseas Equity Fund will differ from the returns for Class I Shares of the HSBC Investor International Equity Fund shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received during the year ended December 31, 2006, in connection with certain class action settlements. Absent such payments, returns would have been lower. Please see the first footnote on the next page for further information.

PERFORMANCE BAR CHART AND TABLE

   YEAR-BY-YEAR
   TOTAL RETURNS
   AS OF 12/31
   FOR CLASS I SHARES

 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
------------------------------------------------------------------------------
12.43%  71.01% -19.65% -17.47% -18.37%  29.36%  23.72%  16.36%  31.19%   7.33%

Of course, past performance does not indicate how the Fund will perform in the future.

-------------------------------
Best Quarter:   4Q 1999 +30.85%
Worst Quarter:  3Q 2002 -21.76%
-------------------------------

HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]
--------------------------------------------------------------------------------

The table below compares the Funds' performance over time to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) (the "Index"), which measures performance of foreign stocks of issuers in developed countries in the indicated regions, and the Lipper International Large-Cap Core Funds Average, an equally weighted average composed of mutual funds with a similar investment objective. The Index is unmanaged and it is not possible to invest directly in the Index. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Funds by showing changes in the Funds' year to year performance and by showing the how the Funds' average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Funds. After-tax returns for Class B and Class C Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

----------------------
AVERAGE ANNUAL
TOTAL RETURNS^ (for
the periods ended
December 31, 2007)
----------------------

                                                         INCEPTION                                     SINCE
                                                           DATE        1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                       -------------------------------------------------------
CLASS A RETURN BEFORE TAXES                            Aug. 26, 1996    0.88%    19.08%     9.20%       9.41%
                                                       -------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS            Aug. 26, 1996   -1.71%    17.33%     8.04%       8.34%
                                                       -------------------------------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                Aug. 26, 1996    4.54%    16.60%     7.84%       8.09%
                                                       -------------------------------------------------------
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)      Jan. 6, 1998    2.02%    19.39%      N/A        9.18%
                                                       -------------------------------------------------------
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)      Nov. 4, 1998    4.67%    19.42%      N/A        9.36%
                                                       -------------------------------------------------------
CLASS I RETURN BEFORE TAXES                             Jan. 9, 1995    7.33%    21.26%    10.56%      11.01%
                                                       -------------------------------------------------------
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS             Jan. 9, 1995    5.88%    20.21%     9.50%       9.90%
                                                       -------------------------------------------------------
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                 Jan. 9, 1995    7.11%    18.80%     9.02%       9.42%
                                                       -------------------------------------------------------
MSCI EAFE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         --         11.63%    22.08%     9.04%       8.54%*
                                                       -------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS AVERAGE           --         12.27%    19.39%     7.78%       8.14%*
--------------------------------------------------------------------------------------------------------------

^ During the year ended December 31, 2006, the HSBC Investor Portfolio in which the Funds invest received a one-time payment in respect of a class action settlement which had the result of increasing its total return. As a result, the total return for the year ended December 31, 2006 for the Funds was higher than they would have been had the Portfolio not received the payment.

*     Since August 31, 1996.

HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Overseas Equity Fund/HSBC Investor International Equity Fund, you may pay the following fees and expenses if you buy and hold shares of the Funds. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets, and are reflected in the share price.

--------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               A SHARES   B SHARES   C SHARES   I SHARES*
--------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)                    5.00%      None       None       None
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                          None       4.00%      1.00%      None
--------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(3)      2.00%      2.00%      2.00%      2.00%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           A SHARES   B SHARES   C SHARES   I SHARES
--------------------------------------------------------------------------------------------------
Management fee                                            0.66%      0.66%      0.66%      0.67%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                  0.00%(4)   0.75%      0.75%      None
--------------------------------------------------------------------------------------------------
   Shareholder servicing fee                              0.25%      0.25%      0.25%      None
   Other operating expenses                               0.73%      0.73%      0.73%      0.22%
Total other expenses                                      0.98%      0.98%      0.98%      0.22%
--------------------------------------------------------------------------------------------------
Total Fund operating expenses                             1.64%      2.39%      2.39%      0.89%
--------------------------------------------------------------------------------------------------

* Class I Shares represent the HSBC Investor International Equity Fund and are part of the HSBC Advisor Funds Trust.

(1) The table reflects the combined fees and expenses of both the Overseas Equity Fund/International Equity Fund and the International Equity Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares-Redemption Fee" section in this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

     o    $10,000 investment

     o    5% annual return

     o    no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                              1         3         5          10
                                            YEAR      YEARS     YEARS      YEARS

CLASS A SHARES                              $658       $991    $1,347     $2,346
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                      $642       $945    $1,275     $2,370
   ASSUMING NO REDEMPTION                   $242       $745    $1,275     $2,370
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                      $342       $745    $1,275     $2,726
   ASSUMING NO REDEMPTION                   $242       $745    $1,275     $2,726
--------------------------------------------------------------------------------
CLASS I SHARES                              $ 91       $284    $  493     $1,096
--------------------------------------------------------------------------------

* The Example reflects the combined fees of both the Overseas Equity Fund/International Equity Fund and the International Equity Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       HSBC INVESTOR VALUE FUND

INVESTMENT OBJECTIVE   The investment objective of the HSBC Investor Value Fund
                       is long-term growth of capital and income.

PRINCIPAL INVESTMENT   The Fund seeks to achieve its investment objective by
STRATEGIES             investing all of its assets in the HSBC Investor Value
                       Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Value Fund or "feeder fund") is investing all its assets in a second fund (the
                       Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                       Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and/or American Depositary Receipts.

                       NWQ Investment Management Company, LLC, as the subadviser to the Portfolio, is a disciplined, opportunistic, bottom-up/research driven firm. Its investment philosophy emphasizes the following three critical factors with respect to each investment in the Portfolio: attractive valuation; downside protection and identifying catalysts or inflection points. The investment process seeks to add value through active management. The process is fluid and dynamic; the Portfolio is constantly monitored using and strictly adhering to the subadviser's research and analyst driven process. The subadviser also recognizes that active management requires taking independent, non-consensus views on companies and industries. Therefore, the subadviser attempts to build downside protection into its process by evaluating and quantifying the risks versus the reward opportunity of every investment in the Portfolio.

PRINCIPAL INVESTMENT   MARKET RISK: The Fund's performance per share will change
RISKS                  daily based on many factors, including national and
                       international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                       EQUITY RISK: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of the Portfolio's investments increases or decreases.

                       VALUE STOCK RISK: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets.

                       MEDIUM AND LARGE CAPITALIZATION RISK: The Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                       capitalization companies due to such factors as limited product lines, market and financial or managerial resources.

                       FOREIGN INVESTMENT RISK: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                       ISSUER RISK: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                       INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities. If interest rates rise, the value of the Portfolio's investments may fall.

                       DERIVATIVES RISK: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes or for cash management purposes, as a substitute for investing in equity or fixed income securities. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The bar chart on this page shows the HSBC Investor Value Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

The returns for Class B, Class C and Class I Shares will differ from the returns for Class A Shares shown in the bar chart because of differences in expenses of each class.

Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

PERFORMANCE BAR CHART AND TABLE

   YEAR-BY-YEAR
   TOTAL  RETURNS
   AS OF 12/31
   FOR CLASS A SHARES

                                [BAR CHART]

                        2005       2006         2007
                      -------------------------------
                       11.13%     18.69%        1.41%

Of course, past performance does not indicate how the Fund will perform in the future.

-----------------------------
Best Quarter:  4Q 2006 +6.62%
Worst Quarter: 4Q 2007 -4.28%
-----------------------------

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

The table below compares the Fund's performance over time to that of the Russell 1000(R) Value Index and the Lipper Multi-Cap Value Funds Average. The Russell 1000(R) Value Index (the "Index") measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and it is not possible to invest directly in the Index. The Lipper Multi-Cap Value Funds Average is an equally weighted average composed of mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions, and includes applicable sales charges. This information (as well as the performance bar chart on the previous page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares of the Fund. After-tax returns for Class B, Class C and Class I Shares may vary.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

----------------------
AVERAGE ANNUAL
TOTAL RETURNS
(for the periods ended
December 31, 2007)
----------------------

                                                       INCEPTION                SINCE
                                                          DATE       1 YEAR   INCEPTION
                                                      ---------------------------------
CLASS A RETURN BEFORE TAXES                           May 7, 2004    -3.65%     11.42%
                                                      ---------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS           May 7, 2004    -4.98%      9.98%
                                                      ---------------------------------
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                               May 7, 2004    -0.63%      9.72%
                                                      ---------------------------------
CLASS B RETURN BEFORE TAXES (WITH APPLICABLE CDSC)    May 7, 2004    -3.08%     11.95%
                                                      ---------------------------------
CLASS C RETURN BEFORE TAXES (WITH APPLICABLE CDSC)    May 7, 2004    -0.31%     12.14%
                                                      ---------------------------------
CLASS I RETURN BEFORE TAXES                           May 7, 2004     1.67%     13.30%
                                                      ---------------------------------
RUSSELL 1000(R) VALUE INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        --        -0.17%     12.99%*
                                                      ---------------------------------
LIPPER MULTI-CAP VALUE FUNDS AVERAGE (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                     --         0.08%     10.11%*
---------------------------------------------------------------------------------------

*     Since April 30, 2004.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Value Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

----------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases
(as a percentage of offering price)(2)           5.00%      None       None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of sales price)                 None       4.00%      1.00%      None
----------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed
or exchanged)(3)                                 2.00%      2.00%      2.00%      2.00%

----------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)  A SHARES   B SHARES   C SHARES   I SHARES
----------------------------------------------------------------------------------------
Management fee                                   0.52%      0.52%      0.52%      0.52%
----------------------------------------------------------------------------------------
Distribution (12b-1) fee                         0.00%(4)   0.75%      0.75%      None
----------------------------------------------------------------------------------------
   Shareholder servicing fee                     0.25%      0.25%      0.25%      None
   Other operating expenses                      0.47%      0.47%      0.47%      0.47%
Total other expenses                             0.72%      0.72%      0.72%      0.47%
----------------------------------------------------------------------------------------
Total Fund operating expenses                    1.24%      1.99%      1.99%      0.99%
----------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(5)       0.04%      0.04%      0.04%      0.04%
----------------------------------------------------------------------------------------
Net operating expenses                           1.20%      1.95%      1.95%      0.95%
----------------------------------------------------------------------------------------

(1) This table reflects the combined fees and expenses for both the Value Fund and the Value Portfolio.

(2)   Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Redemption Fee" section of this prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares and 0.95% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

The Fund offers four different types of shares. See "Purchasing and Adding to Your Shares."

THE SAI CONTAINS A MORE DETAILED DISCUSSION OF THE DIFFERENT CLASSES OF SHARES. YOU CAN OBTAIN A COPY OF THE SAI ON THE FUND'S WEBSITE AT
WWW.INVESTORFUNDS.US.HSBC.COM.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

      o     $10,000 investment

      o     5% annual return

      o     no changes in the Fund's operating expenses

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

                                EXPENSE EXAMPLE*

                                             1          3        5          10
                                           YEAR       YEARS    YEARS      YEARS

CLASS A SHARES                             $616        $870   $1,143      $1,922
--------------------------------------------------------------------------------
CLASS B SHARES
   ASSUMING REDEMPTION                     $598        $821   $1,069      $1,942
   ASSUMING NO REDEMPTION                  $198        $621   $1,069      $1,942
--------------------------------------------------------------------------------
CLASS C SHARES
   ASSUMING REDEMPTION                     $298        $621   $1,069      $2,314
   ASSUMING NO REDEMPTION                  $198        $621   $1,069      $2,314
--------------------------------------------------------------------------------
CLASS I SHARES                             $ 97        $311   $  543      $1,209
--------------------------------------------------------------------------------

* This Example reflects the combined fees of both the Value Fund and the Value Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

                    HSBC INVESTOR CORE PLUS FIXED INCOME FUND

TICKER SYMBOL: CLASS A: HBFAX CLASS B: HSBBX CLASS C: HBFCX CLASS I: HFXIX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the HSBC Investor Core Plus Fixed Income Fund is to maximize total return, consistent with reasonable risk. The "total return" sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Core Plus Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities, such as U.S. government securities and corporate debt securities, commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations. The Portfolio may also invest in preferred stocks, convertible securities and high yield/high risk debt securities (sometimes referred to as "junk bonds"). The Portfolio may purchase securities of various maturities, but expects to maintain an average portfolio duration of 2.5 to 7 years. Duration refers to the range within which the modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Consistent with the investment objective of the Fund, the Portfolio:

      o will normally invest at least 80% of its net assets in fixed income securities, such as U.S. government securities, corporate debt securities and commercial paper, mortgage-backed and asset- backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

      o may invest up to 30% of its total assets in securities denominated in foreign currencies (including, to a limited extent, those in emerging markets), and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

      o may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and collateralized mortgage obligations (CMOs), that carry a guarantee of timely payment.

      o may lend its securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

      o may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives.

      o may invest up to 25% of its assets in high yield/high risk securities, without any minimum rating or credit quality.

      o     may invest in floating and variable rate instruments.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may invest in debt obligations of commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

      o may purchase and sell securities on a when-issued basis or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

In managing the Portfolio, Halbis Capital Management (USA) Inc. ("Halbis"), as subadviser focuses on sector rotation and security selection, and the yield curve. Duration management is also considered. Halbis selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The subadviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

                   HSBC INVESTOR HIGH YIELD FIXED INCOME FUND

TICKER SYMBOL: CLASS A: HSAHX CLASS B: HSBHX CLASS C: HSCHX CLASS I: HSYHX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The primary investment objective of the High Yield Fixed Income Fund is to provide a high level of current income, and its secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing all of its assets in the HSBC Investor High Yield Fixed Income Portfolio, which has the same investment objective as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in fixed income securities that are rated in the lower rating categories of established rating services (Ba1 or lower by Moody's Investor Services ("Moody's") and BB+ or lower by Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by the subadviser to be of comparable quality. These securities are commonly known as "junk bonds." The Portfolio will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

The Portfolio expects to maintain an average weighted portfolio maturity of 3 to 15 years. In choosing investments for the Portfolio, Halbis Capital Management
(USA) Inc. ("Halbis"), as subadviser:

      o analyzes business conditions affecting investments, including changes in economic activity and interest rates, availability of new investment opportunities, and the economic outlook for specific industries.

      o continually analyzes individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations.

      o seeks to identify under valued sectors and securities through analysis of various criteria including credit quality and liquidity.

      o seeks to moderate risk by investing among a variety of industry sectors and issuers.

Consistent with the investment objective of the Fund, the Portfolio:

      o will normally invest at least 80% of its net assets in high yield, high risk fixed income securities.

      o may invest all of its assets in debt securities and convertible securities (including preferred stocks) rated below the fourth highest rating category by S&P or Moody's, and unrated securities of comparable quality.

      o may invest up to 20% of its assets in distressed securities (securities of companies undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency).

      o may invest up to 30% of its assets in securities of non-U.S. issuers, including, to a limited extent, those in emerging markets.

      o may lend securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

      o may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, swaps, and credit default swaps, and similar types of instruments that provide exposure to investment returns of the high yield bond market. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives.

      o may invest in floating and variable rate instruments and obligations.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o     may invest in investment grade fixed income securities.

      o may invest in debt obligations of commercial banks and savings and loan associations, such as certificates of deposit, time deposits, and bankers' acceptances.

      o may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

      o may take short positions by selling borrowed securities with the intention of repurchasing them at a profit on the expectation that the market price will fall. The Portfolio will only take short positions if its exposure on the short sale is covered by way of ownership of the security sold short, an equivalent security, or a security convertible into such security.

      o may purchase mortgage-backed and asset-backed securities (which are debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of CMOs, or other receivables).

Halbis selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The subadviser combines top-down analysis of industry sectors and themes with bottom-up fundamental research. The subadviser may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

60

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

              HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND

TICKER SYMBOL: CLASS A: HLMAX CLASS B: HLMBX CLASS C: HLMCX CLASS I: HLMYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Intermediate Duration Fixed Income Fund is to maximize total return, consistent with reasonable risk. The "total return" sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio, which has the same investment objective as the Fund.

The Portfolio invests primarily in investment grade fixed income securities. The Portfolio expects to maintain an average portfolio duration with respect to fixed income securities of 3 to 6 years. Duration refers to the range within which the modified duration of a portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to change in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Consistent with the investment objective of the Fund, the Portfolio:

      o normally will invest at least 80% of its net assets in fixed income securities. These securities may include U.S. government securities and corporate debt securities, commercial paper, mortgage-backed and asset-backed securities and similar securities issued by foreign governments and corporations. The Portfolio may also invest in preferred stocks and convertible securities and may invest up to 25% of its assets in high yield/high risk debt securities (sometimes referred to as "junk bonds") without any minimum rating or credit quality.

      o may invest up to 30% of its total assets in securities denominated in foreign currencies (including, to a limited extent, those in emerging markets), and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

      o may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

      o may lend securities to qualified brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.

      o may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance return when the subadviser believes the investment will assist the Portfolio in achieving its investment objectives.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time deposits, and bankers' acceptances.

      o may purchase and sell securities on a when-issued basis or forward commitment basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

In managing the Portfolio, Halbis, as subadviser, focuses on sector rotation and security selection, and the yield curve. Duration management is also considered. Halbis selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The subadviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

                                                                              61

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

TICKER SYMBOL: CLASS A: RNYCX CLASS B: HNYBX CLASS C: HNYCX CLASS I: HNYYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.

The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes. These debt instruments consist of obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes.

Consistent with its investment objective, the Fund:

      o will normally invest at least 80% of its net assets in municipal obligations the interest from which is exempt from federal, New York State, and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). Under normal circumstances, at least 80% of the Fund's net assets will be invested in obligations, the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax. To the extent that such municipal obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase municipal obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

      o may invest in certain derivative instruments, such as futures contracts on fixed income securities and indices of municipal securities.

      o may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

      o may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may purchase and sell securities on a when-issued or forward commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

      o may invest up to 20% of its net assets in obligations the interest income of which is subject to federal, New York State and New York City personal income tax. In addition, dividends attributable to interest on certain municipal obligations may be subject to the federal alternative minimum tax.

The Fund may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

Halbis, as subadviser, selects securities for the Fund based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The subadviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

62

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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]
--------------------------------------------------------------------------------

                            HSBC INVESTOR GROWTH FUND

TICKER SYMBOL: CLASS A: HOTAX CLASS B: HOTBX CLASS C: HOTCX CLASS I: HOTYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio, which has the same investment objective as the Fund.

Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed Investment Management Company, the Portfolio's investment subadviser, believes have the potential to generate superior levels of long-term profitability and growth.

The subadviser utilizes a "growth" style of investing. It selects growth companies which it anticipates will create superior wealth over time and potentially have sustainable competitive advantages. The subadviser's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, it concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed, it conducts its internal research. The subadviser searches to identify those companies that it believes possess a sustainable competitive advantage. The subadviser seeks to outperform the Russell 1000 Growth Index.

Consistent with the investment objective of the Fund, the Portfolio:

      o may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      o may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      o may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

      o may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The subadviser may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

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                           HSBC INVESTOR MID-CAP FUND

TICKER SYMBOL: CLASS A: HMIAX CLASS B: HMIBX CLASS C: HSMIX CLASS I: HMCTX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Mid-Cap Fund is to achieve long-term growth of capital. The Fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (I.E., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P MidCap 400(R) Index, or within the range of companies included in the Russell Midcap Index.

Munder Capital Management, as subadviser, uses quantitative and fundamental research to select stocks for the Fund's portfolio that it believes offer attractive growth opportunities and are selling at reasonable prices. The subadviser pursues this strategy by considering fundamental factors such as book value, cash flow, earnings, and sales in order to find companies with potential for above-average, consistent earnings growth; financial stability; relative valuation; strong industry position and management team; and price changes compared to the S&P MidCap 400(R) Index. It applies risk controls designed to ensure that market cap, sector weightings, beta and style bias remain consistent over time.

The subadviser's investment discipline takes account of relative valuation, technical analysis, market sentiment and other key drivers of market prices. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the subadviser, have a potential for dividend growth in the future.

Consistent with its investment objective, the Fund:

      o may invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

      o may invest in preferred stocks, convertible securities, and rights and warrants.

      o may invest in certain derivative instruments, including futures contracts.

      o may purchase and sell securities on a "when-issued" basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

      o may engage in repurchase transactions, where the Fund purchases a security, and simultaneously commits to resell that security to a seller at an agreed upon price at an agreed upon price.

Investments will be sold if they no longer meet the Fund's criteria for investment.

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                         HSBC INVESTOR OPPORTUNITY FUND

TICKER SYMBOL: CLASS A: HSOAX CLASS B: HOPBX CLASS C: HOPCX CLASS I: RESCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Opportunity Fund is to seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Opportunity Portfolio, which has the same investment objective as the Fund.

Under normal market conditions, the Portfolio primarily invests in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Portfolio was previously named the Small Cap Equity Portfolio.

Westfield Capital Management Company, LLC, the Portfolio's subadviser, uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors. Consistent with the Fund's investment objective, the Portfolio:

      o will primarily invest in small-cap equity securities. The Portfolio will generally focus on small cap growth companies that are early in their life cycle. Small cap companies are defined by the subadviser as those companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index (as of January 31, 2008, between $13.8 million and $14.02 billion). This index is a widely recognized, unmanaged index of small cap common stock prices. The subadviser believes these companies to have products, technologies, management, markets and opportunities which will potentially facilitate earnings growth over time that may be above the growth rate of the overall economy and the rate of inflation. Investments in growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

      o may invest in larger, more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

      o     may invest up to 20% of its assets in foreign securities.

      o will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

      o may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures. The Portfolio intends to do so primarily for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income securities, but may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives.

      o may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The Portfolio may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

Investments will be sold if they no longer meet the Portfolio's criteria for investment.

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   HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND

TICKER SYMBOL: CLASS A: HOEAX CLASS B: HOEBX CLASS C: HOECX CLASS I: RINEX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Overseas Equity Fund/International Equity Fund is to seek long-term growth of capital and future income. The Funds seeks to achieve their investment objective by investing all of their assets in the International Equity Portfolio, which has the same investment objective as the Funds.

Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

The approach to investing of AllianceBernstein L.P., the Portfolio's subadviser, relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.

Consistent with the investment objective of the Funds, the Portfolio:

      o will normally invest at least 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including but not limited to, depositary receipts, preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

      o may invest up to 20% of its assets in equity securities of companies in emerging markets.

      o intends to have at least three different countries other than the United States represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

      o may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

      o may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

      o may purchase and sell securities on a "when-issued" basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

Investments will be sold if they no longer meet the Portfolio's criteria for investment.

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                            HSBC INVESTOR VALUE FUND

TICKER SYMBOL: CLASS A: HIVAX CLASS B: HIVBX CLASS C: HIVCX CLASS I: HIVYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Value Fund is long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Value Portfolio, which has the same investment objective as the Fund.

Under normal market conditions, the Portfolio invests primarily in U.S. and foreign equity securities of companies with large and medium capitalizations that possess the subadviser believes opportunities underappreciated or misperceived by the market.

NWQ Investment Management Company, LLC, as the subadviser to the Portfolio, is a disciplined, opportunistic, bottom-up/research driven firm. Its investment philosophy emphasizes the following three critical factors with respect to each investment in the Portfolio: attractive valuation; downside protection and identifying catalysts or inflection points. The investment process seeks to add value through active management. The process is fluid and dynamic; the Portfolio is constantly monitored using and strictly adhering to the subadviser's research and analyst driven process. The subadviser also recognizes that active management requires taking independent, non-consensus views on companies and industries. Therefore, the subadviser attempts to build downside protection into its process by evaluating and quantifying the risks versus the reward opportunity of every investment in the Portfolio.

Consistent with the investment objective of the Fund, the Portfolio:

      o may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

      o may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

      o may invest up to 20% of its assets in bonds and other debt securities.

      o may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.

      o may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

      o may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and/or American Depositary Receipts.

      o may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

Investments will be sold if they no longer meet the Portfolio's criteria for investment.

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GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Generally, each Fund and its corresponding Portfolio, if applicable, will be subject to the following risks:

      o MARKET RISK: Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. The value of securities fluctuates in response to issuer, political, market, and economic developments. With respect to the Equity Funds, in the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, with respect to equity securities, large cap stocks can react differently from small cap or mid-cap stocks, and "growth" stocks can react differently from "value" stocks.

      o FIXED INCOME SECURITIES: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

      o CREDIT RISKS: A Fund could lose money if the issuer of a fixed income security owned by the Fund or Portfolio is unable to meet its financial obligations.

      o DERIVATIVES: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and "when-issued" securities. There are, in fact, many different types of derivative securities and many different ways to use them.

            The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.

            Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, market risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. An investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund or Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. Where a use of derivatives involves leverage, leverage risk will apply.

            The SAI contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request an SAI, please refer to the back cover of this prospectus.

      o LEVERAGE RISK: Certain transactions give rise to a form of leverage. The use of leverage may cause a Fund or Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leverage, including borrowing, may cause a Fund or Portfolio to be more volatile than if the Fund or Portfolio

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            had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

      o LIQUIDITY RISK/ILLIQUID SECURITIES: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Funds (or their underlying Portfolios) will not invest more than 15% of their net assets in securities deemed to be illiquid. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

      o PORTFOLIO TURNOVER. Each Fund or its corresponding Portfolio is actively managed and, in some cases the Fund's or the Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect a Fund's performance.

      o TEMPORARY DEFENSIVE POSITIONS. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing, and may not achieve, its investment objective.

      o RETURNS ARE NOT GUARANTEED: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

SPECIFIC RISK FACTORS: FOREIGN SECURITIES
(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED
INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, AND ALL EQUITY FUNDS)

Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in foreign emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

Investments in foreign markets typically involve currency risks. The Income Funds listed above may use techniques to increase exposure to a currency or shift exposure from one currency to another. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

Although the Funds (or Portfolios) may seek to reduce currency risk by hedging part or all of their exposure to various foreign currencies, such Funds (or Portfolios) are not required to do so, and if such techniques are employed there is no assurance that they will be successful.

SPECIFIC RISK FACTORS: LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)

In order to generate additional income, the Funds may lend portfolio securities to qualified broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of

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credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

SPECIFIC RISK FACTORS: REPURCHASE AGREEMENTS (ALL FUNDS)

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

SPECIFIC RISK FACTORS: HIGH YIELD/HIGH RISK SECURITIES
(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, GROWTH FUND, OPPORTUNITY FUND, OVERSEAS EQUITY FUND/INTERNATIONAL EQUITY FUND)

High yield/high risk securities ("junk bonds") may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds. Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high yield/high risk bonds, more senior debt holders (such as bank loans and investment grade bonds) will likely be paid a greater portion of the total outstanding debt owed by the issuer. Because investing in bonds rated below investment grade involves greater investment risk, achieving the Fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the Fund were investing in higher-quality bonds.

Except where a minimum rating or credit quality is specified, there is no minimum limit on the rating or credit quality for a Fund's or Portfolio's investments in high yield securities ("junk bonds"). In such cases a Fund or Portfolio may invest in distressed securities (securities of companies undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency). Such investments are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

SPECIFIC RISK FACTORS: "WHEN-ISSUED" SECURITIES
(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, NEW YORK TAX FREE BOND FUND, MID-CAP FUND, OVERSEAS EQUITY FUND/ INTERNATIONAL EQUITY FUND)

The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Fund's or Portfolio's payment obligation with respect to that security.

SPECIFIC RISK FACTORS: MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
(CORE PLUS FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND)

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their
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than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

SPECIFIC RISK FACTORS: CONCENTRATION IN NEW YORK INVESTMENTS
(NEW YORK TAX-FREE BOND FUND)

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment. A more detailed discussion of the risks of investing in New York is included in the SAI.

SPECIFIC RISK FACTORS: SWAPS
(CORE PLUS FIXED INCOME FUND, INTERMEDIATE DURATION FIXED INCOME FUND, HIGH YIELD FIXED INCOME FUND)

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument (or index). Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

SPECIFIC RISK FACTORS: CAPITALIZATION RISK
(GROWTH FUND, MID-CAP FUND, OPPORTUNITY FUND, VALUE FUND)

Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

SPECIFIC RISK FACTORS: EXPOSURE TO TECHNOLOGY-RELATED RISK
(MID-CAP FUND, OPPORTUNITY FUND)

The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While each Fund does not as a matter of investment strategy seek to invest disproportionately in such securities, the value of each Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.

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PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI and on the Funds' website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

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                     THE INVESTMENT ADVISER AND SUBADVISERS

HSBC Investments (USA) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to investment advisory contracts with HSBC Investor Funds (the "Trust") and HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2007, HSBC managed approximately $23 billion in the HSBC Investor Family of Funds.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.

Subject to the terms of the exemptive order, the following Portfolios may currently hire and/or terminate subadvisers without shareholder approval: the Core Plus Fixed Income Portfolio, High Yield Fixed Income Portfolio, Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and Value Portfolio. The Income Portfolios named above are currently utilizing the services of a subadviser that is affiliated with the Adviser, and the exemptions under the exemptive order do not apply to the use of an affiliated subadviser. However, the exemptions under the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time.

The following companies serve as investment subadvisers of the Funds or Portfolios indicated below. The investment subadvisers make the day-to-day investment decisions and continuously review, supervise and administer the Fund or Portfolio investment program.

GROWTH FUND (GROWTH PORTFOLIO): Waddell & Reed Investment Management Company ("Waddell & Reed") located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as subadviser to the Growth Portfolio. As of December 31, 2007, Waddell & Reed, together with its investment management affiliate, managed approximately $8.3 billion in total institutional assets, representing 135 accounts.

OVERSEAS EQUITY FUND/INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):
AllianceBernstein L.P. ("AllianceBernstein"), located at 1345 Avenue of the Americas, New York, NY 10105, serves as subadviser to the International Equity Portfolio. AllianceBernstein is a unit of Alliance Capital Management L.P. ("Alliance"). The Bernstein Value Equities unit, which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2007, Alliance had approximately $812.8 billion in assets under management, representing 78,138 accounts.

MID-CAP FUND: Munder Capital Management ("Munder"), located at Munder Capital Center, 480 Pierce Street, Birmingham, Michigan, 48009-6063, serves as subadviser to the Mid-Cap Fund. Munder, founded in 1985, manages a variety of equity and fixed income assets for institutional, high net-worth and mutual fund investors. As of December 31, 2007, Munder had approximately $33 billion in assets under management, representing approximately 690 accounts.

OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO): Westfield Capital Management Company, LLC ("Westfield") serves as subadviser to the Opportunity Portfolio. Westfield, a subsidiary of Boston Private Financial Holdings, Inc. (since 1997), was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31,
2007, Westfield had approximately $13.1 billion in assets under management, representing approximately 595 accounts.

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                     THE INVESTMENT ADVISER AND SUBADVISERS
                                    CONTINUED

VALUE PORTFOLIO: NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as subadviser to the Value Portfolio. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), except for a minority interest owned by certain members of NWQ management. See below for NWQ ownership description. As of December 31, 2007, NWQ had $34.6 billion in assets under management.

On November 13, 2007, Nuveen was acquired by investors led by Madison Dearborn Partners, LLC ("MDP"). MDP is a private equity investment firm based in Chicago, Illinois.

Merrill Lynch & Co. and its affiliates ("Merrill Lynch"), as a significant member of the MDP investor group, is now an "affiliated person" (as that term is defined in the 1940 Act) of NWQ and the HSBC Investor Value Fund. As a result, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and is subject to other limitations in transacting with Merrill Lynch. NWQ and the Fund do not believe that any such prohibition or limitations will have a materially adverse effect on the Fund's ability to pursue their investment objectives and policies.

INCOME FUNDS (INCOME PORTFOLIOS): Halbis Capital Management (USA) Inc. ("Halbis"), 452 Fifth Avenue, New York, New York 10018, is the subadviser for each of the Funds (or Portfolios) pursuant to investment sub-advisory contracts with the Adviser. Halbis is a wholly owned subsidiary of Halbis Capital Management (UK) Limited and is an affiliate of the Adviser.

Each Subadviser makes the day-to-day investment decisions and continuously reviews, supervises and administers each Fund's investment program.

For these advisory and management services (including any sub-advisory services), during the last fiscal year the Funds or Portfolios paid a management fee as follows:

                                                           PERCENTAGE OF
                                                        AVERAGE NET ASSETS
                                                       FOR FISCAL YEAR ENDED
                                                             10/31/07
                                                      -----------------------
CORE PLUS FIXED INCOME FUND                                    0.45%
                                                      -----------------------
GROWTH FUND                                                    0.48%
                                                      -----------------------
HIGH YIELD FIXED INCOME FUND                                   0.60%
                                                      -----------------------
INTERMEDIATE DURATION FIXED INCOME FUND                        0.40%
                                                      -----------------------
INTERNATIONAL EQUITY FUND                                      0.65%
                                                      -----------------------
MID-CAP FUND                                                   0.75%
                                                      -----------------------
NEW YORK TAX-FREE BOND FUND                                    0.25%
                                                      -----------------------
OPPORTUNITY FUND                                               0.81%
                                                      -----------------------
OVERSEAS EQUITY FUND                                           0.66%
                                                      -----------------------
VALUE FUND                                                     0.52%
-----------------------------------------------------------------------------

The above amounts do not reflect the waivers applicable to the Mid-Cap Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and/or sub-advisory agreements is available, or will be available, for the Funds in their shareholder reports. For the HSBC Investor Funds that commenced operations prior to the close of the relevant period, the discussion is available in the April 30, 2007 semi-annual report, and will be available in the April 30, 2008 semi-annual report.

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                               PORTFOLIO MANAGERS

HSBC Investor Core Plus Fixed Income Fund (Core Plus Fixed Income Portfolio) and HSBC Investor Intermediate Duration Fixed Income Fund (Intermediate Duration Fixed Income Portfolio):

      Halbis' fixed income management team is responsible for the day-to-day portfolio management of the Portfolios listed above. The team members are Suzanne Moran and Jerry Samet.

      o Suzanne Moran is a Managing Director of Halbis, Head of Structured Bond Management and Head of US Fixed Income. Ms. Moran joined Halbis in July 2005 to co-lead the US Fixed Income Team. She is also the head of investment policy for short duration portfolios and US structured bond management. Prior to joining Halbis, she spent 10 years at Credit Suisse Asset Management (CSAM), where she most recently headed the investment policy for over $30 billion in short duration and money market strategies globally. During her tenure, Ms. Moran headed securitized debt, was responsible for the trading desk and developed investment strategy for global bonds. Prior to CSAM, she was a fixed income analyst at Credit Suisse First Boston.

      o Jerry Samet is a Senior Fixed Income Portfolio Manager of Halbis and manages both municipal and taxable bond portfolios for Halbis. Prior to joining an affiliate of Halbis in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for 8 years. He was a portfolio manager/trader for 6 years, and prior to that, he was a trading assistant for 2 years.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND (HIGH YIELD FIXED INCOME PORTFOLIO):

      Halbis' high yield management team is responsible for the day-to-day portfolio management of the High Yield Fixed Income Portfolio. The team members are Richard J. Lindquist, Michael J. Dugan and Philip L. Schantz. Each of the team members joined Halbis in April, 2005.

      o Richard J. Lindquist, CFA, is a Managing Director of Halbis, is the head of the high yield management team, and previously was the head of the high yield management team at Credit Suisse Asset Management ("CSAM "). He joined CSAM in 1995 as a result of its acquisition of CS First Boston Investment Management, where he performed comparable duties. He had been with CS First Boston Investment Management since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and an M.B.A. in Finance from the University of Chicago Graduate School of Business.

      o Michael J. Dugan, is a Vice President of Halbis, and was previously a Vice President of CSAM where he had been a member of the high yield team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a BA in political science from the University of Rhode Island.

      o Philip L. Schantz, is a Senior Vice President of Halbis, and was previously Director of CSAM where had been a member of the high yield team since 2000. Prior to joining CSAM Mr. Schantz was Head of High Yield Research at Prudential Securities. Prior to joining Prudential Securities, Mr. Schantz had been a High Yield Analyst at Lazard Freres and had been Co-Head of the High Yield Securities Group at E.F. Hutton. Mr. Schantz holds a BA in Government from Lehigh University.

      In his role as the head of the high yield management team, Mr. Lindquist acts as lead portfolio manager. Mr. Lindquist manages long-term strategies to be employed by the team and serves as the ultimate decision maker in the event the members of the team disagree on any issues related to portfolio management. On a day to day basis, Mr. Dugan has the primary responsibility for portfolio strategy decisions and Mr. Schantz has the primary responsibility for credit analysis. The responsibilities of each team member are substantially similar to the responsibilities each had when employed by CSAM.

      See "Certain Prior Performance Information."

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                               PORTFOLIO MANAGERS
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HSBC INVESTOR NEW YORK TAX-FREE BOND FUND:

      o Jerry Samet, Senior Fixed Income Portfolio Manager of Halbis, manages both municipal and taxable bond portfolios for Halbis. Prior to joining an affiliate of Halbis in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for 8 years. He was a portfolio manager/trader for 6 years, and prior to that, he was a trading assistant for 2 years. He is a graduate of Fordham University with an MBA in Finance, with a concentration in portfolio management (1995) and a BA in Economics and History from the City University of New York, Queens College (1988).

HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO):

      Mr. Dan Becker, CFA, and Mr. Phil Sanders, CFA, of Waddell & Reed are co-managers of the Growth Portfolio and are jointly and primarily responsible for the day-to-day management of the Portfolio.

      o Daniel P. Becker, CFA, is Senior Vice President/Portfolio Manager of Waddell & Reed. Mr. Becker Joined Waddell & Reed in October 1989 as an investment analyst. In January 1994 he assumed responsibility for equity institutional accounts. In January 1997 he was named portfolio manager. Mr. Becker has been with the Subadviser for 18 years and has 19 years of investment experience.

      o Philip J. Sanders, CFA, is Senior Vice President/Portfolio Manager of Waddell & Reed. Mr. Sanders joined Waddell & Reed in August 1998 as a vice president and portfolio manager. He was appointed senior vice president in July 2000. Mr. Sanders has been with the Subadviser 9 years and has 9 years of investment experience.

HSBC INVESTOR OVERSEAS EQUITY FUND/INVESTOR INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):

      The management of and investment decisions for the International Equity Portfolio are made by the Global Value Investment Policy Group of AllianceBernstein. No one person is principally responsible for making recommendations for the Fund's portfolio. The four members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are Sharon Fay, Kevin Simms, Henry D'Auria and Giulio Martini.

      o Ms. Fay is CIO of Global Value equities for AllianceBernstein, and has oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. She also serves on AllianceBernstein's Executive Committee. Between 1997 and 1999, Ms. Fay was CIO of Canadian Value equities. Prior to that, she had been a senior portfolio manager of International Value Equities since 1995. Ms. Fay joined AllianceBernstein in 1990 as a research analyst in investment management, following the airline, lodging, trucking and retail industries. Before joining AllianceBernstein, Ms. Fay served as director of research at Bernard
            L. Madoff. She earned a BA from Brown University and an MBA from Harvard University.

      o Mr. Simms is co-CIO of International Value equities for AllianceBernstein in addition to his role as director of research of Global and International Value equities, a position he has held since 2000. Between 1998 and 2000, Mr. Simms served as director of research of Emerging Markets Value equities. He joined AllianceBernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School.

      o Mr. Martini is the head of the newly created Quantitative Strategies Team within AllianceBernstein's Value-Equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining AllianceBernstein in 1985. Previously, Mr. Martini conducted economic research and taught at the Institute of Employment Policy at Boston University for three years. He earned a BA from the University of Colorado and an MA in political economy from Boston University. He also completed all course and examination requirements for the PhD program in economics at Boston University.

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                               PORTFOLIO MANAGERS
                                   CONTINUED

      o Mr. D'Auria is co-CIO of International Value equities of AllianceBernstein as well as CIO of Emerging Markets Value equities. Mr. D'Auria was one of the chief architects of AllianceBernstein's global research department, which he managed from 1998 through 2002. Over the years, he has also served as director of research of Small Cap Value equities and director of research of Emerging Markets Value equities. Mr. D'Auria joined the firm in 1991 as a research analyst covering consumer and natural gas companies, and he later covered the financial services industry. Before coming to AllianceBernstein, Mr. D'Auria was a vice president and sell-side analyst at PaineWebber, specializing in restaurants, lodging and retail. He earned a BA from Trinity College and is a Chartered Financial Analyst.

HSBC INVESTOR MID-CAP FUND:

      A team of professionals employed by Munder makes investment decisions for the Fund. The team consists of Tony Y. Dong, Brian S. Matuszak, Andy Y. Mui and George L. Sanders II. Mr. Dong makes final investment decisions for the Fund. The team members provide analytical support for Mr. Dong's selections.

      o Tony Y. Dong, CFA, Managing Director, Mid-Cap Equity and Senior Portfolio Manager of Munder, has been a member of the Fund's portfolio management team since Munder became Subadviser to the Fund in April 2005. Mr. Dong joined Munder's mid-cap core growth team as a senior portfolio manager in January 2001, and assumed the lead manager role in March 2002. He is also a member of the portfolio management team for Munder's mid-cap/small-cap blend discipline. He became part of the mid-cap/small-cap blend team in November 2003. Mr. Dong joined Munder in 1988 as a portfolio manager for Munder's Growth at a Reasonable Price (GARP) investment discipline. He was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006.

      o Brian S. Matuszak, CFA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since Munder became Subadviser to the Fund in April 2005. He is also a member of Munder's REIT and mid- cap/small-cap blend portfolio management teams. Mr. Matuszak joined the REIT and mid-cap core growth teams as an Equity Analyst in April 2002, and was promoted to Senior Equity Analyst in January 2005. He has been part of the mid-cap/small-cap blend team since 2005. Prior to April 2002, Mr. Matuszak had been an internal wholesaler at Munder, marketing the Munder Funds and Munder Funds wrap products. He joined Munder in May 2000.

      o Andy Y. Mui, CPA, Senior Equity Analyst, is a member of Munder's mid-cap core growth team and has been a member of the Fund's portfolio management team since joining Munder as a Senior Equity Analyst in June 2005. He has also been a member of Munder's mid-cap/small- cap blend portfolio management team since that time. Prior to joining Munder, he had been an Equity Research Associate for Smith Barney Citigroup since 2004. He was also an Equity Research Associate with RBC Capital Markets from mid-2002 through 2003. From August 2000 98 through May 2002, Mr. Mui was pursuing his MBA at the Tuck School of Business at Dartmouth. He also held the position of Equity Research Associate at Banc of America Securities LLC during the summer of 2001.

      o George L. Sanders II, Senior Equity Research Associate, has been a member of Munder's mid-cap core growth team responsible for cash management since the fourth quarter of 2006. Mr. Sanders also provides quantitative equity research for Munder's mid-capitalization (growth and value), small-capitalization (growth and value) and micro-capitalization investment disciplines. Mr. Sanders joined Munder in 1995.

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                               PORTFOLIO MANAGERS
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HSBC INVESTOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO):

      Investment decisions for the Opportunity Portfolio are made by consensus of the Investment Committee of Westfield Capital Management Company, LLC, which consists of Westfield's security analysts and the primary portfolio management team members listed below. While each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction, investment decisions are made under the supervision of William A. Muggia as chief investment officer.

      o Arthur J. Bauernfeind is Chairman and Chief Executive Officer of Westfield. Mr. Bauernfeind is Westfield's economist and provides insight to the firm's overall investment strategy. Since joining Westfield in 1990, Mr. Bauernfeind has held the positions of President, Chief Operating Officer and Investment Strategist. Prior to Westfield, Mr. Bauernfeind spent 11 years at Loomis Sayles & Co. He has 45 years of investment experience. Mr. Bauernfeind earned an MBA from University of Kentucky and a BA from Murray State University.

      o William A. Muggia is President and Chief Investment Officer of Westfield covering Healthcare and Energy. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment Officer since 2001. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. He has 25 years of investment experience. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.

      o Ethan J. Meyers is Senior Vice President of Westfield, and covers Financial and Consumer Services. Mr. Meyers joined Westfield in 1999. Prior to Westfield, he spent three years at Johnson Rice & Company LLC. He has 12 years of investment experience. Mr. Meyers earned his BS from AB Freeman School of Business at Tulane University.

      o Scott R. Emerman is Senior Security Analyst of Westfield, and covers Consumer Discretionary and Consumer Staples. Mr. Emerman joined Westfield in 2002. Prior to Westfield, he spent 5 years at Harbor Capital Management and 6 years at Dean Witter Reynolds. He has 17 years of investment experience. Mr. Emerman earned his BS from Lehigh University.

HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO):

      o Jon D. Bosse, CFA, Co-President and Chief Investment Officer of NWQ, heads the investment team of industry specific equity analysts and shares primary portfolio management responsibility for the Value Portfolio with Mr. Bailey. Mr. Bosse joined NWQ in 1996. Prior to that time, he was director of research and a portfolio manager at Arco Investment Management Company. He earned his B.A. from Washington University and his MBA degree from the University of Pennsylvania, Wharton School of Business.

      o Craig (Chip) O. Bailey, Jr., Senior Vice President and Portfolio Manager of NWQ, co-manages the Portfolio with Mr. Bosse. Prior to joining NWQ in 2007, Mr. Bailey served as Managing Principal of Westbourne Capital Management, LLC, a registered investment adviser he founded in 1997. Prior to that, Mr. Bailey spent 14 years with Trust Company of the West as an Equity Analyst, Assistant Director of Equity Research, and ultimately as a Managing Director in U.S. Equities. He earned a B.A. from UCLA and an M.B.A in Finance and Environmental Policy from Northwestern University's Kellogg School of Management.

Additional information about the portfolio managers' compensation, other accounts managed by these individuals, and their ownership of securities in the Fund or Funds they manage is available in the SAI.

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CERTAIN PRIOR PERFORMANCE INFORMATION

Halbis' high yield management team joined Halbis in April 2005. Previously, the members of the team managed high yield investments of certain mutual funds and other accounts at another investment advisory firm. The high yield management team, including the role of Mr. Lindquist as the lead manager, was structured and operated in a substantially similar manner as is currently the case with Halbis. One of the mutual funds that had been managed by the team at its previous firm had substantially similar investment objectives, strategies and policies as the High Yield Fixed Income Portfolio. Set forth below is standardized performance information for that mutual fund for the previous period during which it was managed by the team that now manages the Portfolio. This information is provided merely to illustrate the past performance of the team in relation to a similar mutual fund, and does not represent the performance of the High Yield Fixed Income Fund. Various factors influence the investment returns of a mutual fund, including its fees and expenses. The respective classes of shares have different fees and expenses, and those in effect with respect to the Credit Suisse High Income Fund differed from those of the Fund. Investors should not consider the performance data set forth below as an indication of future performance of Halbis or the Fund. This information has been obtained from publicly available sources and has not been independently verified by the Fund.

The bar chart below shows you how the performance of the Credit Suisse High Income Fund's Class A shares varied from year to year. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads (and contingent deferred sales charges (CDSCs) on Class B and C shares) are reflected in the returns shown in the Average Annual Total Returns table on the next page. The table shows the Credit Suisse High Income Fund's performance (before and after taxes) over time. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes varied from those of Class A shares. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS
                     OF THE CREDIT SUISSE HIGH INCOME FUND
                                 CLASS A SHARES

YEAR ENDED 12/31

Best Quarter: 7.33% (Q4 01)

Worst Quarter: -5.54% (Q3 01)

                                   [BAR CHART]

                       2000   2001   2002    2003    2004
                      ------------------------------------
                      -5.00%  6.48%  1.68%  22.45%  11.40%

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                          AVERAGE ANNUAL TOTAL RETURNS
                     OF THE CREDIT SUISSE HIGH INCOME FUND

------------------------------------------------------------------------------
PERIOD ENDED                                               LIFE OF   INCEPTION
12/31/04:                                       ONE YEAR    CLASS       DATE
------------------------------------------------------------------------------
Class A return before taxes                       6.10%     6.10%      3/8/99
------------------------------------------------------------------------------
Class A return after taxes on distributions       2.76%     2.39%           *
------------------------------------------------------------------------------
Class A return after taxes on distributions
   and sale of fund shares                        4.13%     2.83%           *
------------------------------------------------------------------------------
Class B return before taxes                       6.64%     6.15%      3/8/99
------------------------------------------------------------------------------
Class C return before taxes                       9.64%     6.54%     2/28/00
------------------------------------------------------------------------------

The Average Annual Total Returns for Class A shares of the Credit Suisse High Income Fund reflect the maximum applicable sales charge of 4.75%. While the maximum sales charge of the Class A shares of that fund is the same as that of the High Yield Fixed Income Fund, various features (including breakpoints for sales charge reductions, conversion privileges and other features) of the Class A, B and C shares of that fund differ from those of the Class A, B, C and I shares of the High Yield Fixed Income Fund.

              THE DISTRIBUTOR, ADMINISTRATOR AND SUB-ADMINISTRATOR

The Adviser also serves as the Trust's administrator (the "Administrator"), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust's operations. The Administrator has retained Citi Fund Services Ohio, Inc. ("Citi"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the "Sub-Administrator"). Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. ("Foreside") serves as the distributor (the "Distributor") of each Fund's shares. Foreside may make payments in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

The SAI has more detailed information about the Investment Adviser, Distributor, Administrator and Sub-Administrator, and other service providers. You can obtain a copy of the SAI on the Funds' website at www.investorfunds.us.hsbc.com.

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                           THE TWO-TIER FUND STRUCTURE

The Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, Opportunity Fund, Overseas Equity Fund/International Equity Fund, and Value Fund each seeks to achieve its investment objective by investing all of the Fund's investable assets in a corresponding series of a separate open-end investment company that the same investment objective as the respective Fund. The underlying series of HSBC Investor Portfolios are the Core Plus Fixed Income Portfolio, High Yield Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, International Equity Portfolio, Growth Portfolio, Opportunity Portfolio, International Equity Portfolio, and Value Portfolio, respectively. This is referred to as a "master/feeder" arrangement because one fund (the "feeder" fund) "feeds" its assets into another fund (the "master fund" or a "Portfolio"). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds or non-registered funds or other institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a Portfolio, operating expenses may increase, thereby producing lower returns for investors in the Funds. Additionally, the Portfolio may become less diverse, resulting in increased portfolio operating expenses.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objective of each such Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

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                             PRICING OF FUND SHARES

--------------------------------------------------------------------------------

HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class less any liabilities attributable to that class, by the total number of outstanding shares of that class:

--------------------------------------------------------------------------------
                           Total Assets - Liabilities
                   NAV = ------------------------------
                          Number of Shares Outstanding
--------------------------------------------------------------------------------

The value of assets in a Fund's portfolio or held by a Portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Certain of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.

THE INCOME FUNDS AND EQUITY FUNDS

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Income Funds will be closed on Columbus Day and Veterans Day.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on "Distribution Arrangements/Sales Charges."

FAIR VALUE PRICING POLICIES

A Fund or Portfolio will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. In these situations, Board-approved methodologies are employed to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and may affect the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Board.

--------------------------------------------------------------------------------

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                      PURCHASING AND ADDING TO YOUR SHARES
--------------------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust's behalf that are received such authorized agent prior to the time at which the Fund determines its NAV will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each authorized dealer's or selling agent's agreement with HSBC Investor Funds or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Distributor until after the time at which the Fund determines its NAV.
--------------------------------------------------------------------------------

DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities Mutual Funds
452 Fifth Avenue--2nd Floor
New York, New York 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

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                      PURCHASING AND ADDING TO YOUR SHARES
                      CONTINUED

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers' checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

Investment minimums for any class may be waived, at the discretion of the Investment Adviser, for investments in the Fund by clients of the Adviser and its affiliates.

                                                         MINIMUM
                                                         INITIAL       MINIMUM
CLASS A, B OR C SHARES                                  INVESTMENT   SUBSEQUENT
--------------------------------------------------------------------------------
Regular (non-retirement)                                $    1,000       $100
--------------------------------------------------------------------------------
Retirement (IRA)                                        $      250       $100
--------------------------------------------------------------------------------
Automatic Investment Plan                               $      250       $ 25
--------------------------------------------------------------------------------
CLASS I SHARES                                          $5,000,000        N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVOID 28% TAX WITHHOLDING

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service ("IRS") rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your account application.
--------------------------------------------------------------------------------

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INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Funds' website at www.investorfunds.us.hsbc.com.

2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.

3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

      1. Use the investment slip attached to your account statement. Or, if unavailable,

      2.    Include the following information in writing:

            o     Fund name

            o     Share class

            o     Amount invested

            o     Account name

            o     Account number

      3.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio
            43218-2845.

--------------------------------------------------------------------------------
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------

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                      PURCHASING AND ADDING TO YOUR SHARES
                      CONTINUED

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. YOUR BANK OR BROKER MAY CHARGE FOR THIS SERVICE.

Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

      o     Your bank name, address and account number

      o     The amount you wish to invest automatically (minimum $25)

      o How often you want to invest (every month, 4 times a year, twice a year or once a year)

      o     Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

CUSTOMER IDENTIFICATION INFORMATION

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

--------------------------------------------------------------------------------
DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

--------------------------------------------------------------------------------

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                      PURCHASING AND ADDING TO YOUR SHARES
                      CONTINUED

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

--------------------------------------------------------------------------------

MARKET TIMING

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

In addition, the Oversees Equity Fund/International Equity Fund may be more susceptible to the risks of short-term trading than other funds that do not invest substantially in the foreign securities markets. The nature of the holdings of these Funds may present opportunities for a shareholder to engage in a short-term trading strategy that exploits possible delays between changes in the prices of these Funds' portfolio holdings and the reflection of those changes in these Funds' net asset value (referred to as "time zone arbitrage"). These delays may occur because these Funds have significant investments in foreign securities where, due to time zone differences, the values of those securities are established some time before these Funds calculates their respective net asset values. In such circumstances, the available market prices for such foreign securities may not accurately reflect the latest indications of value at the time these Funds calculate their net asset values. There is a possibility that time zone arbitrage may dilute the value of these Funds' shares if redeeming shareholders receive proceeds (and purchasing shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices.

To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information--Selling Your Shares--Redemption Fee." As a further deterrent to excessive trading, many foreign securities held by the International Equity Portfolio are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see "Shareholder Information--Pricing of Fund Shares--Fair Value Pricing Policies."

The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Under Rule 22c-2 of the Investment Company Act of 1940, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon the Funds' request, information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

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                              SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

--------------------------------------------------------------------------------
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" for details.
--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

      1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your Shares--Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "Selling Your Shares--Redemptions in Writing Required ")

      1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

            o     your Fund and account number

            o     amount you wish to redeem

            o     address where your check should be sent

            o     account owner signature

      2.    Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio
            43218-2845.

WIRE TRANSFER

You must select this option on your account application. Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: YOUR FINANCIAL INSTITUTION MAY ALSO CHARGE A SEPARATE FEE.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

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                              SELLING YOUR SHARES
                              CONTINUED

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

      o Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

      o     Include a voided personal check.

      o Your account must have a value of $10,000 or more to start withdrawals.

      o If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1.    Redemptions by Individual Retirement Accounts ("IRAs ").

2. Redemption requests requiring a signature guarantee, which include any of the following:

      o     Your account address has changed within the last 15 business days;

      o     The check is not being mailed to the address on your account;

      o     The check is not being made payable to the owner of the account;

      o The redemption proceeds are being transferred to another Fund account with a different registration; or

      o The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 10 DAYS OF SHARES PURCHASED BY CHECK

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Funds' transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

REDEMPTION FEE

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days, subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

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                              SELLING YOUR SHARES
                              CONTINUED

The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION PROCEEDS

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

SUSPENSION OF REDEMPTIONS

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE OR UNCASHED CHECKS

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than SIX MONTHS may be reinvested in the shareholder's account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than SIX MONTHS may be reinvested in the shareholder's account at the then-current NAV, and if the Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

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                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds. There is no sales charge on purchases of Class I Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Class I Shares. As such, Class I Shares, to the extent available, have lower annual expenses than the Class A, Class B, or Class C Shares.

                              ------------------------------------------------------------------------------
THE INCOME FUNDS              CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                              ------------------------------------------------------------------------------
Sales Charge (Load)           PERCENTAGE                 No front-end sales         No front-end sales
Amount of Purchase                OF       PERCENTAGE    charge. A contingent       charge. A contingent
                               OFFERING        OF        deferred sales charge      deferred sales charge
                                PRICE      INVESTMENT    (CDSC) may be imposed      (CDSC) may be imposed
                              ----------   -----------   on shares redeemed         on shares redeemed
Less than $50,000                4.75%        4.99%      within four years after    within one year after
$50,000 but less than                                    purchase. Shares           purchase.
   $100,000                      4.25%        4.44%      automatically convert to
$100,000 but less than                                   Class A Shares after 6
   $250,000                      3.50%        3.63%      years.
$250,000 but less than
   $500,000                      2.50%        2.56%
$500,000 but less than
   $1,000,000                    2.00%        2.04%
$1,000,000 and over              1.00%        1.01%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1)          Subject to combined        Subject to combined        Subject to combined
and Service Fees              annual distribution and    annual distribution and    annual distribution and
                              shareholder servicing      shareholder servicing      shareholder servicing
                              fees currently of up to    fees of up to 1.00%        fees of up to 1.00%
                              0.25% annually of the      annually of the Fund's     annually of the Fund's
                              Fund's average daily net   average daily net assets   average daily net assets
                              assets attributable to     attributable to Class B    attributable to Class C
                              Class A Shares.            Shares.                    Shares.
------------------------------------------------------------------------------------------------------------
Fund Expenses                 Lower annual expenses      Higher annual expenses     Higher annual expenses
                              than Class B or Class C    than Class A Shares.       than Class A Shares.
                              Shares.
------------------------------------------------------------------------------------------------------------

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                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                     CONTINUED

                              -------------------------------------------------------------------------------
THE EQUITY FUNDS              CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                              -------------------------------------------------------------------------------
Sales Charge (Load)           PERCENTAGE                 No front-end sales         No front-end sales
Amount of Purchase                OF       PERCENTAGE    charge. A contingent       charge. A contingent
                               OFFERING        OF        deferred sales charge      deferred sales charge
                                PRICE      INVESTMENT    (CDSC) may be imposed      (CDSC) may be imposed
                              ----------   -----------   on shares redeemed         on shares redeemed
Less than $50,000                5.00%        5.26%      within four years after    within one year after
$50,000 but less than                                    purchase. Shares           purchase.
   $100,000                      4.50%        4.71%      automatically convert to
$100,000 but less than                                   Class A Shares after 6
   $250,000                      3.75%        3.90%      years.
$250,000 but less than
   $500,000                      2.50%        2.56%
$500,000 but less than
   $1,000,000                    2.00%        2.04%

$1,000,000 and over              1.00%        1.01%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1)          Subject to combined        Subject to combined        Subject to combined
and Service Fees              annual distribution and    annual distribution and    annual distribution and
                              shareholder servicing      shareholder servicing      shareholder servicing
                              fees of up to 0.25%        fees of up to 1.00%        fees of up to 1.00%
                              annually of the Fund's     annually of the Fund's     annually of the Fund's
                              average daily net assets   average daily net assets   average daily net assets
                              attributable to Class A    attributable to Class B    attributable to Class C
                              Shares.                    Shares.                    Shares.
------------------------------------------------------------------------------------------------------------
Fund Expenses                 Lower annual expenses      Higher annual expenses     Higher annual expenses
                              than Class B or Class C    than Class A Shares.       than Class A Shares.
                              Shares.
------------------------------------------------------------------------------------------------------------

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in the prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Fund shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds' transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

      (A) Information or records regarding shares of the HSBC Investor Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

      (B) Information or records regarding shares of the HSBC Investor Funds held in any account of the shareholder at another financial intermediary; and

      (C) Information or records regarding shares of the HSBC Investor Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

92

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                         CONTINUED

You should note in particular that, if the Funds' transfer agent is properly notified, under the "Right of Accumulation" and "Combination Privilege" described below, the "Amount of Purchase" in the above chart will be deemed to include all Class A, B or C Shares of the HSBC Investor Funds that were acquired by purchase or exchange, and (with respect to Class A Shares) that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the "Amount of Purchase," all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds' transfer agent a signed written letter of intent to invest a total of at least $50,000 in one or more of the Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds' website at www.investorfunds.us.hsbc.com.

CLASS A SHARES
SALES CHARGE REDUCTIONS

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

      o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

      o RIGHT OF ACCUMULATION. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares, that you already own plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds' transfer agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

      o COMBINATION PRIVILEGE. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple funds (excluding the HSBC Investor Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

                                                                              93

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                         CONTINUED

CLASS A SHARES
WAIVER OF SALES CHARGES

The following qualify for waivers of sales charges:

      o Shares purchased by investment representatives through fee-based investment products or accounts.

      o Proceeds from redemptions from any of the HSBC Investor Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

      o Proceeds from redemptions of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption.

      o Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption of the Class A Shares.

      o Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Investor Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares.

      o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the Funds.

      o Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

      o     Shares purchased by tax-qualified employee benefit plans.

      o Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Funds have adopted Distribution ("12b-1") plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges.

      o     The 12b-1 fees vary by share class as follows:

            o Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund.

            o Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of the Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

      o The higher 12b-1 fee on Class B and Class C Shares, together with the contingent deferred sales load help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

      o In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.

      o The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.25% for the Class A Shares, and 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

94

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                         CONTINUED

CLASS B SHARES

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a contingent deferred sales charge ("CDSC"). In such cases, the CDSC will be as illustrated in the chart.

-----------    -----------------
   YEARS         CDSC AS A % OF
   SINCE         DOLLAR AMOUNT
  PURCHASE     SUBJECT TO CHARGE
    0-1              4.00%
    1-2              3.00%
    2-3              2.00%
    3-4              1.00%
more than 4          None
--------------------------------

For Income Funds and Equity Funds, the CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE--CLASS B SHARES

      o Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

      o After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

CLASS C SHARES

Class C Shares of the Funds may be purchased for individual accounts in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

                                                                              95

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                         CONTINUED

WAIVER OF SALES CHARGES--CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

      o     Distributions following the death or disability of shareholder.

      o Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age
            70 1/2.

      o Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

CLASS I SHARES

There is no sales charge on purchases of Class I Shares

      DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS--REVENUE SHARING

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund's shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see "Selling Your Shares--Redemption Fee."

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

      o     Your name and telephone number

      o     The exact name on your account and account number

      o     Taxpayer identification number (usually your social security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

96

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         EXCHANGING YOUR SHARES
                         CONTINUED

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

Class A Shares of the Funds may be exchanged for Class D Shares of the HSBC Investor Money Market Funds only if you are otherwise eligible to hold them. In all other cases, you will receive Class A Shares of the HSBC Investor Money Market Funds in exchange for your Class A Shares of the Funds.

                                                                              97

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SHAREHOLDER INFORMATION  [LOGO]
--------------------------------------------------------------------------------

                         DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

--------------------------------------------------------------------------------

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

      o A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

      o Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

      o Dividends on all Income Funds are paid monthly. Dividends on the Growth Fund, Opportunity Fund and Value Fund are paid semi-annually. Dividends on the Overseas Equity Fund/International Equity Fund and the Mid-Cap Fund are paid annually. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

      o Dividends and distributions are treated in the same manner for the federal income tax purposes whether you receive them in cash or in additional shares.

      o Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 days holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The favorable treatment of qualifying dividends and the 15% rate on long-term capital gains is scheduled to expire after 2010.

      o In most cases, dividends from the Income Funds are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. However, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

98

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SHAREHOLDER INFORMATION  [LOGO]
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                         DIVIDENDS, DISTRIBUTIONS AND TAXES
                         CONTINUED

      o Shareholders of the New York Tax-Free Bond Fund should note that a portion of any tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. (The Fund may invest up to 20% of its net assets in obligations subject to federal or state alternative minimum tax.) The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

      o Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

      o There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

      o Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

      o You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income which qualify for the 15% rate applicable to qualifying dividends on corporate stock and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

      o If you buy shares of a Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

      o As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

      o Foreign shareholders may be subject to special withholding requirements.

      o If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions) for the indicated periods. This information has been derived from information audited by KPMG LLP, whose report, along with the Fund's financial statements, are incorporated herein by reference and included in the Fund's annual report, which is available upon request.

                    HSBC INVESTOR CORE PLUS FIXED INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                              INVESTMENT ACTIVITIES
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                  AND UNREALIZED
                                           NET ASSET                  GAINS
                                             VALUE,       NET     (LOSSES) FROM   TOTAL FROM
                                           BEGINNING  INVESTMENT    INVESTMENT    INVESTMENT
                                           OF PERIOD    INCOME     TRANSACTIONS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 $10.38       0.40         0.13           0.53
Year Ended October 31, 2004                  10.48       0.40         0.12           0.52
Year Ended October 31, 2005                  10.60       0.39        (0.27)          0.12
Year Ended October 31, 2006                  10.30       0.49*        0.05           0.54
Year Ended October 31, 2007                  10.30       0.51*        0.19           0.70
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 $10.39       0.32         0.13           0.45
Year Ended October 31, 2004                  10.49       0.32         0.11           0.43
Year Ended October 31, 2005                  10.60       0.32        (0.27)          0.05
Year Ended October 31, 2006                  10.31       0.41*        0.06           0.47
Year Ended October 31, 2007                  10.31       0.44*        0.18           0.62
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                 $10.38       0.32         0.13           0.45
Year Ended October 31, 2004                  10.48       0.32         0.11           0.43
Year Ended October 31, 2005                  10.59       0.32        (0.27)          0.05
Year Ended October 31, 2006                  10.30       0.41*        0.06           0.47
Year Ended October 31, 2007                  10.30       0.44*        0.16           0.60
--------------------------------------------------------------------------------------------

                                          DIVIDENDS
                             -----------------------------------
                                             NET
                                           REALIZED
                                NET       GAINS FROM              NET ASSET
                             INVESTMENT   INVESTMENT     TOTAL    VALUE, END     TOTAL
                               INCOME    TRANSACTIONS  DIVIDENDS  OF PERIOD     RETURN(b)
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    (0.43)          --        (0.43)     $10.48      5.17%
Year Ended October 31, 2004    (0.40)          --        (0.40)      10.60      5.07%
Year Ended October 31, 2005    (0.42)          --        (0.42)      10.30      1.16%(f)
Year Ended October 31, 2006    (0.49)       (0.05)       (0.54)      10.30      5.45%
Year Ended October 31, 2007    (0.52)          --        (0.52)      10.48      6.90%(g)(h)
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    (0.35)          --        (0.35)     $10.49      4.38%
Year Ended October 31, 2004    (0.32)          --        (0.32)      10.60      4.19%
Year Ended October 31, 2005    (0.34)          --        (0.34)      10.31      0.50%(f)
Year Ended October 31, 2006    (0.42)       (0.05)       (0.47)      10.31      4.67%
Year Ended October 31, 2007    (0.44)          --        (0.44)      10.49      6.10%(g)(h)
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    (0.35)          --        (0.35)     $10.48      4.39%
Year Ended October 31, 2004    (0.32)          --        (0.32)      10.59      4.20%
Year Ended October 31, 2005    (0.34)          --        (0.34)      10.30      0.51%(f)
Year Ended October 31, 2006    (0.42)       (0.05)       (0.47)      10.30      4.67%
Year Ended October 31, 2007    (0.44)          --        (0.44)      10.46      5.92%(g)(h)
--------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTARY DATA
                             ----------------------------------------------------------------
                                                       RATIO OF NET
                             NET ASSETS  RATIO OF NET   INVESTMENT      RATIO OF
                              AT END OF   EXPENSES TO    INCOME TO    EXPENSES TO   PORTFOLIO
                               PERIOD     AVERAGE NET     AVERAGE     AVERAGE NET    TURNOVER
                               (000's)     ASSETS(c)   NET ASSETS(c)  ASSETS(c)(d)   RATE(e)
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003   $14,143      1.10%          3.76%         1.21%         70.91%
Year Ended October 31, 2004    17,248      1.04%          3.78%         1.26%         34.88%
Year Ended October 31, 2005    17,646      0.84%(f)       3.82%(f)      1.15%(f)     176.60%
Year Ended October 31, 2006    12,248      0.79%          4.82%         1.43%        273.91%
Year Ended October 31, 2007    13,592      0.67%(g)       4.93%(g)      1.41%        252.26%
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003   $ 7,430      1.85%          3.01%         1.96%         70.91%
Year Ended October 31, 2004     7,017      1.79%          3.05%         2.01%         34.88%
Year Ended October 31, 2005     6,168      1.59%(f)       3.08%(f)      1.90%(f)     176.90%
Year Ended October 31, 2006     4,267      1.54%          4.06%         2.19%        273.91%
Year Ended October 31, 2007     3,792      1.42%(g)       4.18%(g)      2.12%        252.26%
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003   $   606      1.85%          3.06%         1.97%         70.91%
Year Ended October 31, 2004       377      1.80%          3.07%         2.02%         34.88%
Year Ended October 31, 2005       285      1.58%(f)       3.14%(f)      1.89%(f)     176.90%
Year Ended October 31, 2006       236      1.54%          4.07%         2.19%        273.91%
Year Ended October 31, 2007        30      1.43%(g)       4.24%(g)      2.19%        252.26%
---------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

              HSBC INVESTOR CORE PLUS FIXED INCOME FUND (CONTINUED)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                              INVESTMENT ACTIVITIES
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                  AND UNREALIZED
                                           NET ASSET                  GAINS
                                            VALUE,       NET      (LOSSES) FROM   TOTAL FROM
                                           BEGINNING  INVESTMENT    INVESTMENT    INVESTMENT
                                           OF PERIOD    INCOME     TRANSACTIONS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003                 $10.63       0.41          0.19          0.60
Year Ended October 31, 2004                  10.73       0.45          0.12          0.57
Year Ended October 31, 2005                  10.85       0.44         (0.27)         0.17
Year Ended October 31, 2006                  10.55       0.53          0.02          0.55
Year Ended October 31, 2007                  10.13       0.54          0.17          0.71
--------------------------------------------------------------------------------------------

                                          DIVIDENDS
                             -----------------------------------

                                             NET
                                           REALIZED
                                 NET      GAINS FROM              NET ASSET
                             INVESTMENT   INVESTMENT     TOTAL    VALUE, END      TOTAL
                               INCOME    TRANSACTIONS  DIVIDENDS  OF PERIOD     RETURN(b)
--------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    (0.50)          --       (0.50)      $10.73      5.71%
Year Ended October 31, 2004    (0.45)          --       (0.45)       10.85      5.46%
Year Ended October 31, 2005    (0.47)          --       (0.47)       10.55      1.55%(f)
Year Ended October 31, 2006    (0.51)       (0.46)      (0.97)       10.13      5.56%
Year Ended October 31, 2007    (0.53)          --       (0.53)       10.31      7.20%(g)(h)
--------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTARY DATA
                             ----------------------------------------------------------------

                                                        RATIO OF NET
                             NET ASSETS  RATIO OF NET    INVESTMENT     RATIO OF
                             AT END OF    EXPENSES TO    INCOME TO    EXPENSES TO   PORTFOLIO
                               PERIOD     AVERAGE NET     AVERAGE     AVERAGE NET    TURNOVER
                              (000's)      ASSETS(c)   NET ASSETS(c)  ASSETS(c)(d)   RATE(e)
---------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003   $110,968     0.56%         4.30%          0.56%         70.91%
Year Ended October 31, 2004    109,518     0.64%         4.20%          0.64%         34.88%
Year Ended October 31, 2005     89,743     0.52%(f)      4.15%(f)       0.52%(f)     176.60%
Year Ended October 31, 2006     80,976     0.56%         5.05%          0.80%        273.91%
Year Ended October 31, 2007     81,392     0.35%(g)      5.24%(g)       0.72%        252.26%
---------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.10% for the Advisor Shares.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 1.80%.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                   HSBC INVESTOR HIGH YIELD FIXED INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES
                                               -----------------------------------------
                                                             NET REALIZED
                                                            AND UNREALIZED
                                   NET ASSET                     GAINS
                                     VALUE,        NET      (LOSSES) FROM    TOTAL FROM
                                   BEGINNING   INVESTMENT     INVESTMENT      INVESTMENT
                                   OF PERIOD     INCOME      TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006(f)    $ 10.00       0.69           0.12           0.81
Year Ended October 31, 2007           10.13       0.79*         (0.09)          0.70
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006(g)    $ 10.00       0.62           0.13           0.75
Year Ended October 31, 2007           10.14       0.71*         (0.09)          0.62
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006(h)    $ 10.01       0.58           0.15           0.73
Year Ended October 31, 2007           10.16       0.71*         (0.09)          0.62
----------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2006(i)    $ 10.00       0.71           0.14           0.85
Year Ended October 31, 2007           10.14       0.81*         (0.09)          0.72
----------------------------------------------------------------------------------------

                                                 DIVIDENDS
                                   -------------------------------------
                                                    NET
                                                  REALIZED
                                      NET        GAINS FROM                 NET ASSET
                                   INVESTMENT    INVESTMENT      TOTAL     VALUE, END     TOTAL
                                    INCOME      TRANSACTIONS   DIVIDENDS    OF PERIOD    RETURN(b)
---------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006(f)     (0.68)           --         (0.68)      $ 10.13      8.38%
Year Ended October 31, 2007          (0.79)        (0.03)        (0.82)        10.01      7.13%
---------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006(g)     (0.61)           --         (0.61)      $ 10.14      7.68%
Year Ended October 31, 2007          (0.72)        (0.03)        (0.75)        10.01      6.22%
---------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006(h)     (0.58)           --         (0.58)      $ 10.16      7.42%
Year Ended October 31, 2007          (0.72)        (0.03)        (0.75)        10.03      6.20%
---------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2006(i)     (0.71)           --         (0.71)      $ 10.14      8.73%
Year Ended October 31, 2007          (0.82)        (0.03)        (0.85)        10.01      7.29%
---------------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTARY DATA
                                   ------------------------------------------------------------------
                                                               RATIO OF NET
                                                                INVESTMENT
                                   NET ASSETS   RATIO OF NET      INCOME      RATIO OF
                                   AT END OF     EXPENSES TO        TO       EXPENSES TO    PORTFOLIO
                                     PERIOD     AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                                    (000's)       ASSETS(c)      ASSETS(c)   ASSETS(c)(d)    RATE(e)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2006(f)    $  4,742      0.80%          7.27%         3.53%          13.61%
Year Ended October 31, 2007            3,706      0.80%          7.71%         2.97%          30.77%
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2006(g)    $  2,106      1.55%          6.65%         4.26%          13.61%
Year Ended October 31, 2007            2,447      1.55%          6.95%         3.69%          30.77%
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2006(h)    $    241      1.55%          6.65%         4.29%          13.61%
Year Ended October 31, 2007              217      1.55%          6.90%         3.69%          30.77%
-----------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2006(i)    $  2,568      0.55%          7.53%         3.29%          13.61%
Year Ended October 31, 2007            2,642      0.55%          7.95%         2.68%          30.77%
-----------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)   Class A Shares commenced operations on November 18, 2005.

(g)   Class B Shares commenced operations on November 21, 2005.

(h)   Class C Shares commenced operations on December 14, 2005.

(i)   Class I Shares commenced operations on November 18, 2005.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

              HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                              INVESTMENT ACTIVITIES
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                  AND UNREALIZED
                                           NET ASSET                   GAINS
                                             VALUE,       NET     (LOSSES) FROM   TOTAL FROM
                                           BEGINNING  INVESTMENT    INVESTMENT    INVESTMENT
                                           OF PERIOD    INCOME     TRANSACTIONS   ACTIVITIES
---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                $  10.43      0.33          0.08          0.41
Year Ended October 31, 2004                   10.47      0.32*         0.06          0.38
Year Ended October 31, 2005                   10.06      0.33         (0.29)         0.04
Year Ended October 31, 2006                    9.67      0.45          0.05          0.50
Year Ended October 31, 2007                    9.72      0.50*         0.33          0.83
---------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                $  10.45      0.25          0.08          0.33
Year Ended October 31, 2004                   10.49      0.23          0.08          0.31
Year Ended October 31, 2005                   10.08      0.25         (0.29)        (0.04)
Year Ended October 31, 2006                    9.69      0.38          0.04          0.42
Year Ended October 31, 2007                    9.73      0.43*         0.33          0.76
---------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                $  10.44      0.25          0.09          0.34
Year Ended October 31, 2004                   10.49      0.22*         0.08          0.30
Year Ended October 31, 2005                   10.07      0.25         (0.29)        (0.04)
Year Ended October 31, 2006                    9.68      0.38          0.05          0.43
Year Ended October 31, 2007                    9.73      0.43*         0.33          0.76
---------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003                $  10.45      0.33          0.10          0.43
Year Ended October 31, 2004                   10.48      0.33          0.09          0.42
Year Ended October 31, 2005                   10.08      0.35         (0.30)         0.05
Year Ended October 31, 2006                    9.68      0.47          0.05          0.52
Year Ended October 31, 2007                    9.73      0.53*         0.32          0.85
---------------------------------------------------------------------------------------------

                                          DIVIDENDS
                             -----------------------------------
                                             NET
                                           REALIZED
                                 NET      GAINS FROM              NET ASSET
                             INVESTMENT   INVESTMENT     TOTAL    VALUE, END      TOTAL
                               INCOME    TRANSACTIONS  DIVIDENDS  OF PERIOD      RETURN(b)
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    (0.37)          --        (0.37)   $  10.47      3.97%
Year Ended October 31, 2004    (0.33)       (0.46)       (0.79)      10.06      3.90%
Year Ended October 31, 2005    (0.37)       (0.06)       (0.43)       9.67      0.31%(f)
Year Ended October 31, 2006    (0.45)          --        (0.45)       9.72      5.30%
Year Ended October 31, 2007    (0.50)          --        (0.50)      10.05      8.67%(g)(h)
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    (0.29)          --        (0.29)   $  10.49      3.19%
Year Ended October 31, 2004    (0.26)       (0.46)       (0.72)      10.08      3.11%
Year Ended October 31, 2005    (0.29)       (0.06)       (0.35)       9.69     (0.44)%(f)
Year Ended October 31, 2006    (0.38)          --        (0.38)       9.73      4.40%
Year Ended October 31, 2007    (0.42)          --        (0.42)      10.07      7.96%(g)(h)
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    (0.29)          --        (0.29)   $  10.49      3.29%
Year Ended October 31, 2004    (0.26)       (0.46)       (0.72)      10.07      3.03%
Year Ended October 31, 2005    (0.29)       (0.06)       (0.35)       9.68     (0.44)%(f)
Year Ended October 31, 2006    (0.38)          --        (0.38)       9.73      4.51%
Year Ended October 31, 2007    (0.43)          --        (0.43)      10.06      7.86%(g)(h)
--------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    (0.40)          --        (0.40)   $  10.48      4.12%
Year Ended October 31, 2004    (0.36)       (0.46)       (0.82)      10.08      4.25%
Year Ended October 31, 2005    (0.39)       (0.06)       (0.45)       9.68      0.45%(f)
Year Ended October 31, 2006    (0.47)          --        (0.47)       9.73      5.56%
Year Ended October 31, 2007    (0.52)          --        (0.52)      10.06      8.93%(g)(h)
--------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTARY DATA
                             ----------------------------------------------------------------
                                                       RATIO OF NET
                             NET ASSETS  RATIO OF NET   INVESTMENT      RATIO OF
                             AT END OF    EXPENSES TO    INCOME TO     EXPENSES TO  PORTFOLIO
                               PERIOD     AVERAGE NET    AVERAGE       AVERAGE NET   TURNOVER
                              (000's)      ASSETS(c)   NET ASSETS(c)  ASSETS(c)(d)   RATE(e)
----------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003  $  3,309       1.01%           2.99%         1.01%       98.42%
Year Ended October 31, 2004     1,558       1.10%           3.01%         1.21%       50.06%
Year Ended October 31, 2005     1,055       1.01%(f)        3.37%(f)      1.10%(f)   107.26%
Year Ended October 31, 2006       976       0.80%           4.61%         1.65%      236.51%
Year Ended October 31, 2007       803       0.53%(g)        5.02%(g)      1.67%      219.76%
----------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003  $  6,443       1.73%           2.30%         1.73%       98.42%
Year Ended October 31, 2004     6,321       1.85%           2.28%         1.96%       50.06%
Year Ended October 31, 2005     4,852       1.76%(f)        2.60%(f)      1.85%(f)   107.26%
Year Ended October 31, 2006     3,738       1.56%           3.84%         2.40%      236.51%
Year Ended October 31, 2007     2,982       1.28%(g)        4.26%(g)      2.41%      219.76%
----------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003  $  2,544       1.73%           2.31%         1.73%       98.42%
Year Ended October 31, 2004       679       1.85%           2.25%         1.96%       50.06%
Year Ended October 31, 2005       527       1.77%(f)        2.60%(f)      1.86%(f)   107.26%
Year Ended October 31, 2006       503       1.55%           3.86%         2.40%      236.51%
Year Ended October 31, 2007       305       1.27%(g)        4.27%(g)      2.43%      219.76%
----------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003  $  31,368      0.69%           3.62%         0.69%       98.42%
Year Ended October 31, 2004     31,217      0.85%           3.28%         0.96%       50.06%
Year Ended October 31, 2005     24,744(f)   0.76%(f)        3.60%(f)      0.85%(f)   107.26%
Year Ended October 31, 2006     13,000      0.58%           4.77%         1.38%      236.51%
Year Ended October 31, 2007      9,955      0.28%(g)        5.25%(g)      1.42%      219.76%
----------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                    HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               INVESTMENT ACTIVITIES
                                                      --------------------------------------
                                                                   NET REALIZED
                                                                  AND UNREALIZED
                                           NET ASSET                  GAINS
                                             VALUE,      NET      (LOSSES) FROM   TOTAL FROM
                                           BEGINNING  INVESTMENT    INVESTMENT    INVESTMENT
                                           OF PERIOD    INCOME     TRANSACTIONS   ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003                 $ 11.09      0.38          0.12          0.50
Year Ended October 31, 2004                   11.21      0.34          0.17          0.51
Year Ended October 31, 2005                   11.32      0.34         (0.22)         0.12
Year Ended October 31, 2006                   11.08      0.37          0.12          0.49
Year Ended October 31, 2007                   11.18      0.39*        (0.14)         0.25
--------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003                 $ 11.08      0.30          0.12          0.42
Year Ended October 31, 2004                   11.20      0.25          0.17          0.42
Year Ended October 31, 2005                   11.31      0.25         (0.22)         0.03
Year Ended October 31, 2006                   11.07      0.28          0.12          0.40
Year Ended October 31, 2007                   11.17      0.30*        (0.13)         0.17
--------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003                 $ 11.12      0.30          0.13          0.43
Year Ended October 31, 2004                   11.25      0.25          0.16          0.41
Year Ended October 31, 2005                   11.35      0.25         (0.22)         0.03
Year Ended October 31, 2006                   11.11      0.28          0.12          0.40
Year Ended October 31, 2007                   11.21      0.31*        (0.14)         0.17
--------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003                 $ 11.09      0.41          0.12          0.53
Year Ended October 31, 2004                   11.21      0.37          0.17          0.54
Year Ended October 31, 2005                   11.32      0.37         (0.22)         0.15
Year Ended October 31, 2006                   11.08      0.39          0.12          0.51
Year Ended October 31, 2007                   11.18      0.41*        (0.13)         0.28
--------------------------------------------------------------------------------------------

                                          DIVIDENDS
                             -----------------------------------
                                              NET
                                           REALIZED
                                NET       GAINS FROM              NET ASSET
                             INVESTMENT   INVESTMENT     TOTAL    VALUE, END    TOTAL
                               INCOME    TRANSACTIONS  DIVIDENDS  OF PERIOD   RETURN(a)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    (0.38)          --        (0.38)    $ 11.21      4.57%
Year Ended October 31, 2004    (0.34)       (0.06)       (0.40)      11.32      4.57%
Year Ended October 31, 2005    (0.34)       (0.02)       (0.36)      11.08      1.03%(e)
Year Ended October 31, 2006    (0.37)       (0.02)       (0.39)      11.18      4.45%
Year Ended October 31, 2007    (0.38)          --        (0.38)      11.05      2.34%(f)
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    (0.30)          --        (0.30)    $ 11.20      3.80%
Year Ended October 31, 2004    (0.25)       (0.06)       (0.31)      11.31      3.80%
Year Ended October 31, 2005    (0.25)       (0.02)       (0.27)      11.07      0.28%(e)
Year Ended October 31, 2006    (0.28)       (0.02)       (0.30)      11.17      3.67%
Year Ended October 31, 2007    (0.30)          --        (0.30)      11.04      1.58%(f)
-------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    (0.30)          --        (0.30)    $ 11.25      3.87%
Year Ended October 31, 2004    (0.25)       (0.06)       (0.31)      11.35      3.69%
Year Ended October 31, 2005    (0.25)       (0.02)       (0.27)      11.11      0.28%(e)
Year Ended October 31, 2006    (0.28)       (0.02)       (0.30)      11.21      3.66%
Year Ended October 31, 2007    (0.30)          --        (0.30)      11.08      1.57%(f)
-------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    (0.41)          --        (0.41)    $ 11.21      4.84%
Year Ended October 31, 2004    (0.37)       (0.06)       (0.43)      11.32      4.83%
Year Ended October 31, 2005    (0.37)       (0.02)       (0.39)      11.08      1.28%(e)
Year Ended October 31, 2006    (0.39)       (0.02)       (0.41)      11.18      4.71%
Year Ended October 31, 2007    (0.41)          --        (0.41)      11.05      2.59%(f)
-------------------------------------------------------------------------------------------

                                                RATIOS/SUPPLEMENTARY DATA
                             -----------------------------------------------------------------
                                                       RATIO OF NET
                             NET ASSETS  RATIO OF NET   INVESTMENT      RATIO OF
                              AT END OF  EXPENSES TO     INCOME TO    EXPENSES TO   PORTFOLIO
                               PERIOD    AVERAGE NET      AVERAGE     AVERAGE NET   TURNOVER
                               (000's)    ASSETS(b)    NET ASSETS(b)  ASSETS(b)(c)   RATE(d)
----------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003   $ 22,326      0.91%           3.39%        0.91%        29.79%
Year Ended October 31, 2004     32,889      0.87%           3.01%        0.87%        26.96%
Year Ended October 31, 2005     34,441      0.88%(e)        3.02%(e)     0.89%        13.87%
Year Ended October 31, 2006     32,727      0.93%           3.30%        0.93%        12.69%
Year Ended October 31, 2007     32,305      0.86%(f)        3.50%(f)     0.89%        17.03%
----------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003   $ 18,352      1.66%           2.64%        1.66%        29.79%
Year Ended October 31, 2004     17,457      1.62%           2.27%        1.62%        26.96%
Year Ended October 31, 2005     16,258      1.63%(e)        2.27%(e)     1.64%        13.87%
Year Ended October 31, 2006     13,735      1.68%           2.56%        1.68%        12.69%
Year Ended October 31, 2007      8,635      1.61%(f)        2.75%(f)     1.64%        17.03%
----------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003   $  3,252      1.66%           2.64%        1.66%        29.79%
Year Ended October 31, 2004      2,340      1.62%           2.26%        1.62%        26.96%
Year Ended October 31, 2005      1,782      1.63%(e)        2.26%(e)     1.64%        13.87%
Year Ended October 31, 2006      1,246      1.68%           2.55%        1.68%        12.69%
Year Ended October 31, 2007        807      1.60%(f)        2.75%(f)     1.63%        17.03%
----------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003   $ 20,290      0.67%           3.67%        0.67%        29.79%
Year Ended October 31, 2004     19,908      0.62%           3.27%        0.62%        26.96%
Year Ended October 31, 2005     16,981      0.63%(e)        3.27%(e)     0.64%        13.87%
Year Ended October 31, 2006     13,746      0.68%           3.55%        0.68%        12.69%
Year Ended October 31, 2007     19,282      0.60%(f)        3.74%(f)     0.63%        17.03%
----------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, 0.03%, and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                            HSBC INVESTOR GROWTH FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                           INVESTMENT ACTIVITIES
                                                        ---------------------------
                                                                      NET REALIZED
                                                                     AND UNREALIZED
                                            NET ASSET                    GAINS
                                             VALUE,        NET       (LOSSES) FROM    TOTAL FROM
                                            BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT
                                            OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES
------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)             $ 12.68     (0.02)          (0.11)         (0.13)
Year Ended October 31, 2005                    12.55      0.03            1.59           1.62
Year Ended October 31, 2006                    14.12     (0.02)*          0.99           0.97
Year Ended October 31, 2007                    14.86        --*(i)        4.23           4.23
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)             $ 12.28     (0.07)          (0.10)         (0.17)
Year Ended October 31, 2005                    12.11     (0.07)           1.53           1.46
Year Ended October 31, 2006                    13.57     (0.12)*          0.95           0.83
Year Ended October 31, 2007                    14.17     (0.11)*          3.99           3.88
------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)             $ 12.35     (0.06)          (0.12)         (0.18)
Year Ended October 31, 2005                    12.17     (0.07)           1.54           1.47
Year Ended October 31, 2006                    13.64     (0.13)*          0.99           0.83
Year Ended October 31, 2007                    14.24     (0.11)*          4.02           3.91
------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)             $ 12.67     (0.01)          (0.11)         (0.12)
Year Ended October 31, 2005                    12.55      0.06            1.59           1.65
Year Ended October 31, 2006                    14.12      0.02*           0.99           1.01
Year Ended October 31, 2007                    14.90      0.03*           4.24           4.27
------------------------------------------------------------------------------------------------

                                                          DIVIDENDS
                                            -------------------------------------
                                                              NET
                                                           REALIZED
                                               NET        GAINS FROM                 NET ASSET
                                            INVESTMENT    INVESTMENT      TOTAL     VALUE, END     TOTAL
                                              INCOME     TRANSACTIONS   DIVIDENDS    OF PERIOD   RETURN(b)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)                 --            --           --        $ 12.55    (1.03%)
Year Ended October 31, 2005                   (0.05)           --        (0.05)         14.12    12.91%(g)
Year Ended October 31, 2006                      --         (0.23)       (0.23)         14.86     6.92%
Year Ended October 31, 2007                   (0.01)        (1.13)       (1.14)         17.95    30.45%(h)
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)                 --            --           --        $ 12.11    (1.38%)
Year Ended October 31, 2005                      --            --           --          13.57    12.06%(g)
Year Ended October 31, 2006                      --         (0.23)       (0.23)         14.17     6.16%
Year Ended October 31, 2007                      --         (1.13)       (1.13)         16.92    29.43%(h)
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)                 --            --           --        $ 12.17    (1.46%)
Year Ended October 31, 2005                      --            --           --          13.64    12.08%(g)
Year Ended October 31, 2006                      --         (0.23)       (0.23)         14.24     6.13%
Year Ended October 31, 2007                      --         (1.13)       (1.13)         17.02    29.49%(h)
----------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)                 --            --           --        $ 12.55     0.95%
Year Ended October 31, 2005                   (0.08)           --        (0.08)         14.12    13.17%(g)
Year Ended October 31, 2006                      --         (0.23)       (0.23)         14.90     7.21%
Year Ended October 31, 2007                   (0.02)        (1.13)       (1.15)         18.02    30.73%(h)
----------------------------------------------------------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTARY DATA
                                            -------------------------------------------------------------------
                                                                        RATIO OF NET
                                                                         INVESTMENT
                                            NET ASSETS   RATIO OF NET      INCOME        RATIO OF
                                            AT END OF     EXPENSES TO     (LOSS) TO     EXPENSES TO   PORTFOLIO
                                              PERIOD      AVERAGE NET    AVERAGE NET    AVERAGE NET   TURNOVER
                                             (000's)       ASSETS(c)      ASSETS(c)    ASSETS(c)(d)    RATE(e)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)             $ 17,372      1.20%          (0.42%)         1.31%         53.08%
Year Ended October 31, 2005                    21,866      1.15%(g)        0.19%(g)       1.35%(g)      79.54%
Year Ended October 31, 2006                    21,985      1.20%          (0.14%)         1.44%         75.06%
Year Ended October 31, 2007                    30,858      1.11%(h)       (0.03%)(h)      1.22%         57.04%
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)             $  1,402      1.95%          (1.17%)         2.06%         53.08%
Year Ended October 31, 2005                     1,317      1.90%(g)       (0.48%(g)       2.09%(g)      79.54%
Year Ended October 31, 2006                     1,446      1.95%          (0.88%)         2.19%         75.06%
Year Ended October 31, 2007                     1,630      1.86%(h)       (0.78%)(h)      1.98%         57.04%
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)             $    309      1.95%          (1.18%)         2.06%         53.08%
Year Ended October 31, 2005                       344      1.90%(g)       (0.51%(g)       2.10%(g)      79.54%
Year Ended October 31, 2006                       270      1.95%          (0.89%)         2.18%         75.06%
Year Ended October 31, 2007                        98      1.86%(h)       (0.79%)(h)      1.96%         57.04%
--------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)             $ 19,115      0.95%          (0.17%)         1.06%         53.08%
Year Ended October 31, 2005                    13,107      0.90%(g)        0.56%(g)       1.07%(g)      79.54%
Year Ended October 31, 2006                    15,042      0.95%           0.12%          1.19%         75.06%
Year Ended October 31, 2007                    30,295      0.87%(h)        0.20%(h)       0.96%         57.04%
--------------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)   Represents less than $0.005.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                           HSBC INVESTOR MID-CAP FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES
                                          ----------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED
                              NET ASSET                     GAINS
                               VALUE,         NET       (LOSSES) FROM   TOTAL FROM
                              BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT
                              OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003     $ 6.30      (0.03)*         1.68           1.65
Year Ended October 31, 2004       7.95      (0.04)*         0.53           0.49
Year Ended October 31, 2005       8.44      (0.06)*         1.49           1.43
Year Ended October 31, 2006       9.87      (0.00)>         1.19           1.19
Year Ended October 31, 2007       8.88      (0.04)*         2.59           2.55
----------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003     $ 6.19      (0.08)          1.64           1.56
Year Ended October 31, 2004       7.75      (0.10)*         0.51           0.41
Year Ended October 31, 2005       8.16      (0.13)*         1.45           1.32
Year Ended October 31, 2006       9.48      (0.06)*         1.13           1.07
Year Ended October 31, 2007       8.37      (0.10)*         2.42           2.32
----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003     $ 6.20      (0.08)          1.68           1.60
Year Ended October 31, 2004       7.80      (0.10)*         0.52           0.42
Year Ended October 31, 2005       8.22      (0.13)*         1.45           1.32
Year Ended October 31, 2006       9.54      (0.06)*         1.15           1.09
Year Ended October 31, 2007       8.45      (0.10)*         2.43           2.33
----------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003     $ 6.33      (0.01)          1.69           1.68
Year Ended October 31, 2004       8.01      (0.02)*         0.53           0.51
Year Ended October 31, 2005       8.52      (0.02)*         1.48           1.46
Year Ended October 31, 2006       9.98       0.03*          1.20           1.23
Year Ended October 31, 2007       9.03      (0.02)*         2.64           2.62
----------------------------------------------------------------------------------

                                         DIVIDENDS
                                 ------------------------
                                      NET
                                   REALIZED
                                  GAINS FROM                NET ASSET
                                  INVESTMENT      TOTAL     VALUE, END     TOTAL
                                 TRANSACTIONS   DIVIDENDS    OF PERIOD   RETURN(a)
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            --            --       $  7.95    26.19%
Year Ended October 31, 2004            --            --          8.44     6.16%
Year Ended October 31, 2005            --            --          9.87    16.94%(e)
Year Ended October 31, 2006         (2.18)        (2.18)         8.88    13.66%
Year Ended October 31, 2007         (0.62)        (0.62)        10.81    30.51%(f)
----------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            --            --       $  7.75    25.20%
Year Ended October 31, 2004            --            --          8.16     5.29%
Year Ended October 31, 2005            --            --          9.48    16.18%(e)
Year Ended October 31, 2006         (2.18)        (2.18)         8.37    12.78%
Year Ended October 31, 2007         (0.62)        (0.62)        10.07    29.56%(f)
----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            --            --       $  7.80    25.81%
Year Ended October 31, 2004            --            --          8.22     5.38%
Year Ended October 31, 2005            --            --          9.54    16.06%(e)
Year Ended October 31, 2006         (2.18)        (2.18)         8.45     2.93%
Year Ended October 31, 2007         (0.62)        (0.62)        10.16    29.40%(f)
----------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003                                   $  8.01    26.54%
Year Ended October 31, 2004                                      8.52     6.37%
Year Ended October 31, 2005                                      9.98    17.14%(e)
Year Ended October 31, 2006         (2.18)        (2.18)         9.03    13.97%
Year Ended October 31, 2007         (0.62)        (0.62)        11.03    30.80%(f)
----------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTARY DATA
                              ------------------------------------------------------------------
                                                         RATIO OF NET
                                                          INVESTMENT
                              NET ASSETS   RATIO OF NET      INCOME       RATIO OF
                              AT END OF     EXPENSES TO    (LOSS) TO     EXPENSES TO   PORTFOLIO
                                 PERIOD     AVERAGE NET   AVERAGE NET    AVERAGE NET    TURNOVER
                                (000's)      ASSETS(b)     ASSETS(b)    ASSETS(b)(c)     RATE(d)
------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003   $    1,539     1.10%         (0.43)%          1.10%       100.86%
Year Ended October 31, 2004        1,878     1.09%         (0.54)%          1.09%       106.72%
Year Ended October 31, 2005        2,151     1.38%(e)      (0.65)%(e)       1.53%       169.62%
Year Ended October 31, 2006        3,185     1.48%         (0.01)%          1.85%        53.16%
Year Ended October 31, 2007        5,897     1.19%(f)      (0.45)%(f)       1.70%        66.16%
------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003   $    6,009     1.85%         (1.16)%          1.85%       100.86%
Year Ended October 31, 2004        7,037     1.84%         (1.29)%          1.84%       106.72%
Year Ended October 31, 2005        7,415     2.11%(e)      (1.38)%(e)       2.27%       169.62%
Year Ended October 31, 2006        7,425     2.25%         (0.72)%          2.60%        53.16%
Year Ended October 31, 2007        6,285     1.92%(f)      (1.15)%(f)       2.48%        66.16%
------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003   $       54     1.85%         (1.23)%          1.85%       100.86%
Year Ended October 31, 2004           94     1.84%         (1.29)%          1.84%       106.72%
Year Ended October 31, 2005          111     2.13%(e)      (1.40)%(e)       2.28%       169.62%
Year Ended October 31, 2006           95     2.25%         (0.72)%          2.60%        53.16%
Year Ended October 31, 2007           79     1.93%(f)      (1.16)%(f)       2.46%        66.16%
------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003   $  160,621     0.85%         (0.17)%          0.85%       100.86%
Year Ended October 31, 2004      117,354     0.84%         (0.28)%          0.84%       106.72%
Year Ended October 31, 2005       19,618     0.89%(e)      (0.19)%(e)       1.02%       169.62%
Year Ended October 31, 2006       17,029     1.26%          0.29%           1.60%        53.16%
Year Ended October 31, 2007       20,671     0.93%(f)      (0.19)%(f)       1.47%        66.16%
------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

>     Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)   Annualized for periods less than one year.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                         HSBC INVESTOR OPPORTUNITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                  INVESTMENT ACTIVITIES
                                          ----------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED
                              NET ASSET                     GAINS
                               VALUE,         NET      (LOSSES) FROM    TOTAL FROM
                              BEGINNING   INVESTMENT    INVESTMENT      INVESTMENT
                              OF PERIOD     INCOME     TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    $  7.83      (0.10)          2.63           2.53
Year Ended October 31, 2004      10.36      (0.13)          0.68           0.55
Year Ended October 31, 2005      10.91      (0.14)          1.62           1.48
Year Ended October 31, 2006      12.39      (0.14)*         2.43           2.29
Year Ended October 31, 2007      14.29      (0.16)*         4.01           3.85
----------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    $  7.51      (0.18)*         2.52           2.34
Year Ended October 31, 2004       9.85      (0.20)          0.64           0.44
Year Ended October 31, 2005      10.29      (0.22)          1.53           1.31
Year Ended October 31, 2006      11.60      (0.23)*         2.27           2.04
Year Ended October 31, 2007      13.25      (0.25)*         3.67           3.42
----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    $  7.57      (0.18)          2.55           2.37
Year Ended October 31, 2004       9.94      (0.22)          0.67           0.45
Year Ended October 31, 2005      10.39      (0.21)          1.53           1.32
Year Ended October 31, 2006      11.71      (0.23)*         2.29           2.06
Year Ended October 31, 2007      13.38      (0.26)*         3.72           3.46
----------------------------------------------------------------------------------

                                        DIVIDENDS
                                 ----------------------
                                     NET
                                   REALIZED
                                  GAINS FROM                NET ASSET
                                  INVESTMENT      TOTAL     VALUE, END    TOTAL
                                 TRANSACTIONS   DIVIDENDS    OF PERIOD   RETURN(b)
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003            --            --       $ 10.36    32.31%
Year Ended October 31, 2004            --            --         10.91     5.31%
Year Ended October 31, 2005            --            --         12.39    13.57%(f)
Year Ended October 31, 2006         (0.39)        (0.39)        14.29    18.81%
Year Ended October 31, 2007         (1.73)        (1.73)        16.41    30.28%(g)
----------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003            --            --       $  9.85    31.16%
Year Ended October 31, 2004            --            --         10.29     4.47%
Year Ended October 31, 2005            --            --         11.60    12.73%(f)
Year Ended October 31, 2006         (0.39)        (0.39)        13.25    17.91%
Year Ended October 31, 2007         (1.73)        (1.73)        14.94    29.30%(g)
----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003            --            --       $  9.94    31.31%
Year Ended October 31, 2004            --            --         10.39     4.53%
Year Ended October 31, 2005            --            --         11.71    12.70%(f)
Year Ended October 31, 2006         (0.39)        (0.39)        13.38    17.92%
Year Ended October 31, 2007         (1.73)        (1.73)        15.11    29.32%(g)
----------------------------------------------------------------------------------

                                                   RATIOS/SUPPLEMENTARY DATA
                              -------------------------------------------------------------------
                                                          RATIO OF NET
                                                           INVESTMENT
                              NET ASSETS   RATIO OF NET      INCOME       RATIO OF
                               AT END OF    EXPENSES TO     (LOSS) TO    EXPENSES TO    PORTFOLIO
                                PERIOD      AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                                (000's)      ASSETS(c)      ASSETS(c)    ASSETS(c)(d)    RATE(e)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003    $ 16,695      1.65%         (1.36)%         2.09%         152.05%
Year Ended October 31, 2004      20,902      1.61%         (1.24)%         1.72%          81.75%
Year Ended October 31, 2005      22,875      1.51%(f)      (1.11)%(f)      1.69%(f)       63.95%
Year Ended October 31, 2006      24,463      1.55%         (1.04)%         1.70%          60.83%
Year Ended October 31, 2007      15,057      1.52%(g)      (1.13)%(g)      1.77%          69.41%
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003    $  3,952      2.40%         (2.11)%         2.83%         152.05%
Year Ended October 31, 2004       4,611      2.36%         (2.00)%         2.47%          81.75%
Year Ended October 31, 2005       4,539      2.26%(f)      (1.86)%(f)      2.44%(f)       63.95%
Year Ended October 31, 2006       4,768      2.30%         (1.79)%         2.45%          60.83%
Year Ended October 31, 2007       4,928      2.26%(g)      (1.91)%(g)      2.52%          69.41%
-------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003    $    395      2.40%         (2.11)%         2.84%         152.05%
Year Ended October 31, 2004         344      2.37%         (2.00)%         2.48%          81.75%
Year Ended October 31, 2005         306      2.26%(f)      (1.86)%(f)      2.44%(f)       63.95%
Year Ended October 31, 2006         299      2.30%         (1.78)%         2.45%          60.83%
Year Ended October 31, 2007         334      2.27%(g)      (1.91)%(g)      2.50%          69.41%
-------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03% for Class A Shares, Class B Shares, and Class C Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                   HSBC INVESTOR OPPORTUNITY FUND (CONTINUED)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                     INVESTMENT ACTIVITIES
                                           ------------------------------------------
                                                           NET REALIZED
                                                          AND UNREALIZED
                                                               GAINS
                                                           (LOSSES) FROM
                                NET ASSET                   INVESTMENT
                                  VALUE,        NET         AND FOREIGN    TOTAL FROM
                              BEGINNING OF   INVESTMENT      CURRENCY      INVESTMENT
                                 PERIOD        INCOME      TRANSACTIONS    ACTIVITIES
-------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003   $    9.27        (0.06)          3.15           3.09
Year Ended October 31, 2004       12.36        (0.08)          0.79           0.71
Year Ended October 31, 2005       13.07        (0.10)          1.97           1.87
Year Ended October 31, 2006       14.94        (0.09)          2.93           2.84
Year Ended October 31, 2007       17.28        (0.11)          4.48           4.37
-------------------------------------------------------------------------------------

                                       DIVIDENDS
                              -------------------------
                                  NET
                                REALIZED
                               GAINS FROM
                               INVESTMENT
                              AND FOREIGN                   NET ASSET
                                CURRENCY        TOTAL       VALUE, END       TOTAL
                              TRANSACTIONS    DIVIDENDS     OF PERIOD       RETURN(b)
-------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003          --           --          $12.36         33.33%
Year Ended October 31, 2004          --           --           13.07          5.74%
Year Ended October 31, 2005          --           --           14.94         14.31%(f)
Year Ended October 31, 2006       (0.50)       (0.50)          17.28         19.40%
Year Ended October 31, 2007       (2.71)       (2.71)          18.94         29.42%(g)
-------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                              -------------------------------------------------------------------
                                                          RATIO OF NET
                                                          INVESTMENT
                              NET ASSETS   RATIO OF NET     INCOME        RATIO OF
                              AT END OF    EXPENSES TO     (LOSS) TO     EXPENSES TO    PORTFOLIO
                                PERIOD     AVERAGE NET    AVERAGE NET    AVERAGE NET    TURNOVER
                               (000's)      ASSETS(c)      ASSETS(c)     ASSETS(c)(d)    RATE(e)
-------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    $326,072       1.01%        (0.72)%         1.01%         152.05%
Year Ended October 31, 2004     279,669       0.98%        (0.62)%         0.98%          81.75%
Year Ended October 31, 2005     177,519       0.94%(f)     (0.54)%(f)      0.94%(f)       63.95%
Year Ended October 31, 2006     192,124       1.03%        (0.51)%         1.03%          60.83%
Year Ended October 31, 2007     176,593       0.96%(g)     (0.60)%(g)      1.03%          69.41%
-------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)  Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

(g) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.07% for the Advisor Shares.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

   HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                             INVESTMENT ACTIVITIES
                                                   ----------------------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                                                     GAINS
                                                                 (LOSSES) FROM
                                       NET ASSET                  INVESTMENT
                                         VALUE,        NET        AND FOREIGN    TOTAL FROM
                                       BEGINNING   INVESTMENT      CURRENCY      INVESTMENT
                                       OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $  9.87       0.01           1.95           1.96
Year Ended October 31, 2004               11.73       0.08           2.19           2.27
Year Ended October 31, 2005               13.93       0.18           2.33           2.51
Year Ended October 31, 2006               15.59       0.22           4.45           4.67
Year Ended October 31, 2007               18.85       0.22*          3.92           4.14
-------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $  9.56      (0.06)          1.89           1.83
Year Ended October 31, 2004               11.34       0.01*          2.08           2.09
Year Ended October 31, 2005               13.43       0.07           2.24           2.31
Year Ended October 31, 2006               14.95       0.09           4.26           4.35
Year Ended October 31, 2007               18.00       0.10*          3.70           3.80
-------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             $  9.68      (0.06)          1.93           1.87
Year Ended October 31, 2004               11.54      (0.01)          2.14           2.13
Year Ended October 31, 2005               13.67       0.06           2.29           2.35
Year Ended October 31, 2006               15.23       0.11           4.33           4.44
Year Ended October 31, 2007               18.37       0.11*          3.80           3.91
-------------------------------------------------------------------------------------------

                                                     DIVIDENDS
                                       -------------------------------------

                                                         NET
                                                      REALIZED
                                                     GAINS FROM
                                                     INVESTMENT
                                          NET        AND FOREIGN                NET ASSET
                                       INVESTMENT     CURRENCY       TOTAL     VALUE, END     TOTAL
                                         INCOME     TRANSACTIONS   DIVIDENDS    OF PERIOD   RETURN(b)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003              (0.10)           --         (0.10)      $ 11.73    20.09%
Year Ended October 31, 2004              (0.07)           --         (0.07)        13.93    19.40%
Year Ended October 31, 2005              (0.06)        (0.79)        (0.85)        15.59    18.64%
Year Ended October 31, 2006              (0.25)        (1.16)        (1.41)        18.85    31.85%
Year Ended October 31, 2007              (0.40)        (2.11)        (2.51)        20.48    24.19%(f)
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003              (0.05)           --         (0.05)      $ 11.34    19.26%
Year Ended October 31, 2004                 --            --            --         13.43    18.43%
Year Ended October 31, 2005                 --         (0.79)        (0.79)        14.95    17.72%
Year Ended October 31, 2006              (0.14)        (1.16)        (1.30)        18.00    30.87%
Year Ended October 31, 2007              (0.27)        (2.11)        (2.38)        19.42    23.26%(f)
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003              (0.01)           --         (0.01)      $ 11.54    19.28%
Year Ended October 31, 2004                 --            --            --         13.67    18.46%
Year Ended October 31, 2005                 --         (0.79)        (0.79)        15.23    17.70%
Year Ended October 31, 2006              (0.14)        (1.16)        (1.30)        18.37    30.92%
Year Ended October 31, 2007              (0.23)        (2.11)        (2.34)        19.94    23.39%(f)
-----------------------------------------------------------------------------------------------------

                                                            RATIOS/SUPPLEMENTARY DATA
                                       -------------------------------------------------------------------

                                                                   RATIO OF NET
                                                                    INVESTMENT
                                       NET ASSETS   RATIO OF NET      INCOME        RATIO OF
                                        AT END OF    EXPENSES TO     (LOSS) TO     EXPENSES TO   PORTFOLIO
                                         PERIOD      AVERAGE NET    AVERAGE NET    AVERAGE NET    TURNOVER
                                         (000's)      ASSETS(c)      ASSETS(c)    ASSETS(c)(d)    RATE(e)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2003             $ 10,096      1.85%           0.07%           2.34%        68.51%
Year Ended October 31, 2004               17,721      1.78%           0.79%           1.88%       106.11%
Year Ended October 31, 2005               20,680      1.66%           1.21%           1.66%        31.32%
Year Ended October 31, 2006               22,761      1.67%           1.24%           1.67%        33.39%
Year Ended October 31, 2007               16,078      1.62%(f)        1.15%(f)        1.64%        26.08%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2003             $  1,076      2.60%          (0.62)%          3.16%        68.51%
Year Ended October 31, 2004                2,061      2.53%           0.05%           2.63%       106.11%
Year Ended October 31, 2005                2,403      2.41%           0.47%           2.41%        31.32%
Year Ended October 31, 2006                3,234      2.42%           0.58%           2.42%        33.39%
Year Ended October 31, 2007                3,698      2.37%(f)        0.59%(f)        2.40%        26.08%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2003             $    121      2.60%          (0.64)%          3.17%        68.51%
Year Ended October 31, 2004                  137      2.54%          (0.10)%          2.66%       106.11%
Year Ended October 31, 2005                  164      2.41%           0.48%           2.41%        31.32%
Year Ended October 31, 2006                  163      2.41%           0.58%           2.41%        33.39%
Year Ended October 31, 2007                  147      2.30%(f)        0.59%(f)        2.32%        26.08%
----------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

   HSBC INVESTOR OVERSEAS EQUITY FUND/HSBC INVESTOR INTERNATIONAL EQUITY FUND (CONTINUED)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                   INVESTMENT ACTIVITIES
                                          ---------------------------------------
                                                        NET REALIZED
                                                       AND UNREALIZED
                                                            GAINS
                                                       (LOSSES) FROM
                              NET ASSET                  INVESTMENT
                                VALUE,       NET         AND FOREIGN     TOTAL FROM
                              BEGINNING   INVESTMENT      CURRENCY       INVESTMENT
                              OF PERIOD     INCOME      TRANSACTIONS     ACTIVITIES
------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    $10.73        0.20           2.02            2.22
Year Ended October 31, 2004     12.76        0.18           2.32            2.50
Year Ended October 31, 2005     14.87        0.31           2.59            2.90
Year Ended October 31, 2006     17.54        0.38           5.14            5.52
Year Ended October 31, 2007     22.10        0.50           4.69            5.19
------------------------------------------------------------------------------------

                                            DIVIDENDS
                              -------------------------------------
                                                NET
                                             REALIZED
                                            GAINS FROM
                                            INVESTMENT
                                 NET        AND FOREIGN                NET ASSET
                              INVESTMENT     CURRENCY       TOTAL     VALUE, END     TOTAL
                                INCOME     TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN(b)
------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003     (0.19)            --       (0.19)       $12.76      21.03%
Year Ended October 31, 2004     (0.39)            --       (0.39)        14.87      20.06%
Year Ended October 31, 2005     (0.23)            --       (0.23)        17.54      19.69%
Year Ended October 31, 2006     (0.36)         (0.60)      (0.96)        22.10      32.70%
Year Ended October 31, 2007     (0.55)         (1.84)      (2.39)        24.90      25.41%(e)(f)
------------------------------------------------------------------------------------------------

                                                  RATIOS/SUPPLEMENTARY DATA
                              ------------------------------------------------------------------
                                                          RATIO OF NET
                              NET ASSETS   RATIO OF NET    INVESTMENT     RATIO OF
                              AT END OF     EXPENSES TO     INCOME TO    EXPENSES TO   PORTFOLIO
                                PERIOD      AVERAGE NET      AVERAGE     AVERAGE NET    TURNOVER
                               (000's)        ASSETS       NET ASSETS     ASSETS(c)     RATE(d)
------------------------------------------------------------------------------------------------
CLASS I SHARES
Year Ended October 31, 2003    $123,658        1.07%          1.16%         1.07%        68.51%
Year Ended October 31, 2004     148,317        1.05%          1.39%         1.05%       106.11%
Year Ended October 31, 2005     193,144        0.92%          2.01%         0.92%        31.32%
Year Ended October 31, 2006     283,749        0.97%          2.02%         0.97%        33.39%
Year Ended October 31, 2007     385,717        0.87%(e)       2.15%(e)      0.89%        26.08%
------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)   Total return calculations do not include any sales or redemption charges.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.02% for the Advisor Shares.

(f) During the year ended October 31, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

FINANCIAL HIGHLIGHTS  [LOGO]
--------------------------------------------------------------------------------

                            HSBC INVESTOR VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                            INVESTMENT ACTIVITIES
                                                   ---------------------------------------
                                                                 NET REALIZED
                                                                AND UNREALIZED
                                       NET ASSET                    GAINS
                                         VALUE,        NET       (LOSSES) FROM   TOTAL FROM
                                       BEGINNING   INVESTMENT     INVESTMENT     INVESTMENT
                                       OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES
-------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)        $ 12.68       0.05           0.69           0.74
Year Ended October 31, 2005               13.38       0.10           1.86           1.96
Year Ended October 31, 2006               15.13       0.12*          2.95           3.07
Year Ended October 31, 2007               16.72       0.14*          1.38           1.52
-------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)        $ 12.28         --           0.68           0.68
Year Ended October 31, 2005               12.95      (0.02)          1.80           1.78
Year Ended October 31, 2006               14.60         --*          2.84           2.84
Year Ended October 31, 2007               16.08       0.02*          1.32           1.34
-------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)        $ 12.35       0.01           0.67           0.68
Year Ended October 31, 2005               13.01      (0.02)          1.82           1.80
Year Ended October 31, 2006               14.67         --*          2.85           2.85
Year Ended October 31, 2007               16.18       0.02*          1.32           1.34
-------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)        $ 12.67       0.07           0.70           0.77
Year Ended October 31, 2005               13.38       0.13           1.86           1.99
Year Ended October 31, 2006               15.13       0.15*          2.94           3.09
Year Ended October 31, 2007               16.70       0.18*          1.38           1.56
-------------------------------------------------------------------------------------------

                                                     DIVIDENDS
                                       -------------------------------------
                                                        NET
                                                      REALIZED
                                          NET        GAINS FROM                 NET ASSET
                                       INVESTMENT    INVESTMENT      TOTAL     VALUE, END     TOTAL
                                         INCOME     TRANSACTIONS   DIVIDENDS    OF PERIOD   RETURN(b)
-----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)         (0.04)           --         (0.04)      $ 13.38     7.79%
Year Ended October 31, 2005              (0.08)        (0.13)        (0.21)        15.13    14.69%(g)
Year Ended October 31, 2006              (0.19)        (1.29)        (1.48)        16.72    21.70%
Year Ended October 31, 2007              (0.13)        (1.57)        (1.70)        16.54     9.77%(h)
-----------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)         (0.01)           --         (0.01)      $ 12.95     9.06%
Year Ended October 31, 2005                 --         (0.13)        (0.13)        14.60    13.78%(g)
Year Ended October 31, 2006              (0.07)        (1.29)        (1.36)        16.08    20.78%
Year Ended October 31, 2007              (0.02)        (1.57)        (1.59)        15.83     8.92%(h)
-----------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)         (0.02)           --         (0.02)      $ 13.01     8.47%
Year Ended October 31, 2005              (0.01)        (0.13)        (0.14)        14.67    13.86%(g)
Year Ended October 31, 2006              (0.05)        (1.29)        (1.34)        16.18    20.72%
Year Ended October 31, 2007              (0.01)        (1.57)        (1.58)        15.94     8.95%(h)
-----------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)         (0.06)                      (0.06)      $ 13.38     6.05%
Year Ended October 31, 2005              (0.11)        (0.13)        (0.24)        15.13    14.96%(g)
Year Ended October 31, 2006              (0.23)        (1.29)        (1.52)        16.70    21.90%
Year Ended October 31, 2007              (0.17)        (1.57)        (1.74)        16.52    10.04%(h)
-----------------------------------------------------------------------------------------------------

                                                            RATIOS/SUPPLEMENTARY DATA
                                       -------------------------------------------------------------------
                                                                   RATIO OF NET
                                                                    INVESTMENT
                                       NET ASSETS   RATIO OF NET      INCOME       RATIO OF
                                        AT END OF    EXPENSES TO     (LOSS) TO    EXPENSES TO    PORTFOLIO
                                         PERIOD      AVERAGE NET    AVERAGE NET   AVERAGE NET    TURNOVER
                                         (000's)      ASSETS(c)      ASSETS(c)    ASSETS(c)(d)    RATE(e)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004(f)        $ 20,933       1.20%          0.81%          1.25%        10.33%
Year Ended October 31, 2005               23,315       1.15%(g)       0.64%(g)       1.30%(g)     16.45%
Year Ended October 31, 2006               24,688       1.20%          0.74%          1.43%        20.63%
Year Ended October 31, 2007               27,225       1.11%(h)       0.84%(h)       1.25%        18.67%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004(f)        $  1,938       1.95%          0.05%          2.00%        10.33%
Year Ended October 31, 2005                1,767       1.90%(g)      (0.10)%(g)      2.04%(g)     16.45%
Year Ended October 31, 2006                1,939       1.95%         (0.01)%         2.18%        20.63%
Year Ended October 31, 2007                1,772       1.87%(h)       0.10%(h)       2.00%        18.67%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004(f)        $    399       1.95%          0.04%          2.00%        10.33%
Year Ended October 31, 2005                  388       1.90%(g)      (0.12)%(g)      2.05%(g)     16.45%
Year Ended October 31, 2006                  157       1.95%          0.01%          2.17%        20.63%
Year Ended October 31, 2007                  126       1.87%(h)       0.11%(h)       1.99%        18.67%
----------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period Ended October 31, 2004(f)        $ 25,600       0.95%          1.05%          1.00%        10.33%
Year Ended October 31, 2005               15,044       0.90%(g)       0.91%(g)       1.02%(g)     16.45%
Year Ended October 31, 2006               18,036       0.95%          0.99%          1.18%        20.63%
Year Ended October 31, 2007               28,692       0.87%(h)       1.07%(h)       0.99%        18.67%
----------------------------------------------------------------------------------------------------------

*     Calculated based on average shares outstanding.

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)   Annualized for periods less than one year.

(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e) Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f) Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h) During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

TAXABLE EQUIVALENT YIELD TABLES  [LOGO]
--------------------------------------------------------------------------------

                         TAXABLE EQUIVALENT YIELD TABLES

The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2007 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                        FEDERAL AND NEW YORK STATE TABLE
--------------------------------------------------------------------------------

-----------------------------------------------------
              TAXABLE INCOME*
-------------------------------------     COMBINED
      SINGLE              JOINT             TAX
      RETURN             RETURN          BRACKET**
-----------------   -----------------    ---------
$      0-$  8,000   $      0-$ 16,000      13.60%
$  8,001-$  8,025   $ 16,001-$ 16,050      14.05%
$  8,026-$ 11,000   $ 16,051-$ 22,000      18.83%
$ 11,001-$ 13,000   $ 22,001-$ 26,000      19.46%
$ 13,001-$ 20,000   $ 26,001-$ 40,000      20.02%
$ 20,001-$ 32,550   $ 40,001-$ 65,100      20.82%
$ 32,551-$ 78,850   $ 65,101-$131,450      30.14%
$ 78,851-$164,550   $131,451-$200,300      32.93%
$164,551-$357,700   $200,301-$357,700      37.50%
$357,701 & over     $357,701 & over        39.45%

---------------------------------------------------------------------------
                              TAX EXEMPT YIELD
---------------------------------------------------------------------------
1.00%  1.50%  2.00%  2.50%  3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%
                          EQUIVALENT TAXABLE YIELD
---------------------------------------------------------------------------
1.16%  1.74%  2.31%  2.89%  3.47%  4.05%  4.63%  5.21%  5.79%  6.37%  6.94%
1.16%  1.75%  2.33%  2.91%  3.49%  4.07%  4.65%  5.24%  5.82%  6.40%  6.98%
1.23%  1.85%  2.46%  3.08%  3.70%  4.31%  4.93%  5.54%  6.16%  6.78%  7.39%
1.24%  1.86%  2.48%  3.10%  3.72%  4.35%  4.97%  5.59%  6.21%  6.83%  7.45%
1.25%  1.88%  2.50%  3.13%  3.75%  4.38%  5.00%  5.63%  6.25%  6.88%  7.50%
1.26%  1.89%  2.53%  3.16%  3.79%  4.42%  5.05%  5.68%  6.31%  6.95%  7.58%
1.43%  2.15%  2.86%  3.58%  4.29%  5.01%  5.73%  6.44%  7.16%  7.87%  8.59%
1.49%  2.24%  2.98%  3.73%  4.47%  5.22%  5.96%  6.71%  7.46%  8.20%  8.95%
1.60%  2.40%  3.20%  4.01%  4.81%  5.61%  6.41%  7.21%  8.01%  8.81%  9.61%
1.65%  2.48%  3.30%  2.48%  4.95%  5.78%  6.61%  7.43%  8.26%  9.08%  9.91%

----------
*     Assumes NY tax brackets for 2008 unchanged from 2007.

**    Effective combined federal and state tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

TAXABLE EQUIVALENT YIELD TABLES  [LOGO]
--------------------------------------------------------------------------------

                    NEW YORK STATE AND NEW YORK CITY TABLE
--------------------------------------------------------------------------------

------------------------------------------------
           TAXABLE INCOME*
-------------------------------------    COMBINED
     SINGLE              JOINT            TAX
     RETURN             RETURN          BRACKET**
-----------------   -----------------   ----------
$     0 -$  8,000   $      0-$ 16,000     16.22%
$ 8,001 -$  8,025   $ 16,001-$ 16,050     16.67%
$ 8,026 -$ 11,000   $ 16,051-$ 21,600     21.30%
$11,001 -$ 12,000                         21.93%
                    $ 21,601-$ 22,000     21.83%
$ 12,001-$ 13,000   $ 22,001-$ 26,000     22.47%
$ 13,001-$ 20,000   $ 26,001-$ 40,000     23.02%
$ 20,001-$ 25,000   $ 40,001-$ 45,000     23.83%
$ 25,001-$ 32,550   $ 45,001-$ 65,100     23.87%
$ 32,551-$ 50,000   $ 65,101-$ 90,000     32.83%
$ 50,000-$ 78,850   $ 90,001-$131,450     32.87%
$ 78,851-$164,550   $131,451-$200,300     35.56%
$ 16,455-$357,700   $200,301-$357,701     40.03%
$357,701 & over     $357,701 & over       41.82%

----------------------------------------------------------------------------
                               TAX EXEMPT YIELD
----------------------------------------------------------------------------
1.00%  1.50%  2.00%  2.50% 3.00%  3.50% 4.00%  4.50% 5.00%  5.50% 6.00%
                           EQUIVALENT TAXABLE YIELD
----------------------------------------------------------------------------
1.19%  1.79%  2.39%  2.98%  3.58%  4.18%  4.77%  5.37%  5.97%  6.56%   7.16%
1.20%  1.80%  2.40%  3.00%  3.60%  4.20%  4.80%  5.40%  6.00%  6.60%   7.20%
1.27%  1.91%  2.54%  3.18%  3.81%  4.45%  5.08%  5.72%  6.35%  6.99%   7.62%
1.28%  1.92%  2.56%  3.20%  3.84%  4.48%  5.12%  5.76%  6.40%  7.05%   7.69%
1.28%  1.92%  2.56%  3.20%  3.84%  4.48%  5.12%  5.76%  6.40%  7.04%   7.68%
1.29%  1.93%  2.58%  3.22%  3.87%  4.51%  5.16%  5.80%  6.45%  7.09%   7.74%
1.30%  1.95%  2.60%  3.25%  3.90%  4.55%  5.20%  5.85%  6.50%  7.14%   7.79%
1.31%  1.97%  2.63%  3.28%  3.94%  4.59%  5.25%  5.91%  6.56%  7.22%   7.88%
1.31%  1.97%  2.63%  3.28%  3.94%  4.60%  5.25%  5.91%  6.57%  7.22%   7.88%
1.49%  2.23%  2.98%  3.72%  4.47%  5.21%  5.96%  6.70%  7.44%  8.19%   8.93%
1.49%  2.23%  2.98%  3.72%  4.47%  5.21%  5.96%  6.70%  7.45%  8.19%   8.94%
1.55%  2.33%  3.10%  3.88%  4.66%  5.43%  6.21%  6.98%  7.76%  8.53%   9.31%
1.67%  2.50%  3.34%  4.17%  5.00%  5.84%  6.67%  7.50%  8.34%  9.17%  10.01%
1.72%  2.58%  3.44%  4.30%  5.16%  6.02%  6.88%  7.74%  8.59%  9.45%  10.31%

----------
*     Assumes NY state and NY city tax brackets for 2008 unchanged from 2007.

**    Effective combined federal, state and city tax bracket.

This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax) or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE OR WILL BE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI AND PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS FROM THE FUNDS' WEBSITE AT WWW.INVESTORFUNDS.US.HSBC.COM. YOU CAN ALSO OBTAIN THESE ITEMS OR REQUEST OTHER INFORMATION, AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR BANK THROUGH WHICH SHARES OF THE FUNDS MAY BE PURCHASED OR SOLD, OR BY CONTACTING THE FUNDS AT:

                            HSBC INVESTOR FUNDS
                            PO BOX 182845
                            COLUMBUS, OHIO 43218-2845
                            TELEPHONE: 1-800-782-8183

You can review and copy the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get text-only copies:

o For a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090 or 1-800-SEC-0330.

o     Free from the Commission's Website at www.sec.gov.

Investment Company Act file nos. 811-04782 and 811-07583.

HSB-PU-RTL 0208


                                   STATEMENT OF ADDITIONAL INFORMATION

HSBC INVESTOR FUNDS                                             HSBC INVESTOR LIFELINE FUNDS
-------------------                                             ----------------------------
HSBC INVESTOR CORE FIXED INCOME FUND                            HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
HSBC INVESTOR CORE PLUS FIXED INCOME FUND                       HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY
HSBC INVESTOR GLOBAL EMERGING MARKETS FIXED INCOME FUND         HSBC INVESTOR GROWTH STRATEGY FUND
                                                                HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
HSBC INVESTOR HIGH YIELD FIXED INCOME FUND
HSBC INVESTOR INTERMEDIATE DURATION FIXED
HSBC INVESTOR GROWTH FUND
HSBC INVESTOR GROWTH AND INCOME FUND
HSBC INVESTOR MID-CAP FUND
HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR OVERSEAS EQUITY
HSBC INVESTOR VALUE FUND HSBC INVESTOR NEW YORK TAX-FREE BOND
FUND  HSBC INVESTOR SHORT DURATION FIXED INCOME FUND  INCOME
FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND  HSBC INVESTOR SHORT
DURATION FIXED INCOME FUND
                                                                HSBC ADVISOR FUNDS TRUST
                                                                ------------------------
HSBC INVESTOR GROWTH FUND                                       HSBC INVESTOR CORE PLUS FIXED INCOME FUND
HSBC INVESTOR GROWTH AND INCOME FUND                            HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR MID-CAP FUND                                      HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR OPPORTUNITY FUND
HSBC INVESTOR OVERSEAS EQUITY
HSBC INVESTOR VALUE FUND

                                                P.O. Box 182845
                                                Columbus, Ohio
                                                  43218-2845

                       GENERAL AND ACCOUNT INFORMATION - (800) 782-8183 (TOLL FREE)
                       ------------------------------------------------------------
HSBC Investments (USA) Inc.                                Citi Fund Services Ohio, Inc.
Investment Adviser and Administrator of the Funds          Sub-Administrator of the Funds
("HSBC" or "Adviser" and "Administrator")                  ("Citi" or "Sub-Administrator")
                                                           Foreside Distribution Services LP
                                                           ("Distributor" or "Foreside")


AllianceBernstein L.P., SubadviserSubadviser to HSBC       Transamerica Investment Management, LLC,
Investor International Equity Fund and HSBC Investor       SubadviserSubadviser to the HSBC Investor
Overseas Equity Fund ("AllianceBernstein")                 Growth and Income Fund ("Transamerica")

Halbis Capital Management (USA)  Inc.,                     Waddell & Reed Investment Management Company,
SubadviserSubadviser to the Fixed Income Funds and HSBC    SubadviserSubadviser to HSBC Investor Growth
Investor New York Tax-Free Bond Fund("Halbis")             Fund ("Waddell & Reed")

NWQ Investment Management Co., LLC, SubadviserSubadviser   Westfield Capital Management Company, LLC,
to HSBC Investor Value Fund ("NWQ")                        SubadviserSubadviser to HSBC Investor
                                                           Opportunity Fund and Advisor Opportunity Fund
                                                           ("Westfield")
Munder Capital Management, SubadviserSubadviser to the
HSBC Investor Mid-Cap Fund ("Munder")


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY ONE OR MORE OF THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2008 (the "Prospectuses"). This Statement of Additional Information ("SAI") contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the HSBC Investor Funds and HSBC Advisor Funds Trust (the "Trusts") at the address and telephone number printed above.

References in this SAI to the "Prospectus" are to the Prospectuses dated February 28, 2008 of the HSBC Investor Funds and HSBC Advisor Funds Trust, by which shares of the Funds listed above (the "Funds") are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.

Each Fund's current audited financial statements (and the audited financial statements of the corresponding portfolios, for Funds with a master/feeder structure (the "Portfolios")) dated October 31, 2007 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2007, as filed with the Securities and Exchange Commission (the "SEC").

February 28, 2008


                            (cover page, continued)

                                            TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
 GENERAL INFORMATION.............................................................................................1

 HSBC Investor Funds.............................................................................................1
 HSBC Investor LifeLine Funds....................................................................................2
 HSBC Advisor Funds Trust........................................................................................2

 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................................................................3

 LifeLine Funds Portfolio Weightings.............................................................................3
 Fixed Income Feeder Funds.......................................................................................4
 HSBC Investor Global Emerging Markets Fixed Income Fund.........................................................5
 HSBC High Yield Fixed Income Fund (High Yield Fixed Income Portfolio)...........................................6
 HSBC Investor New York Tax-Free Bond Fund.......................................................................6
 HSBC Investor Growth Fund (Growth Portfolio)....................................................................9
 HSBC Investor Growth and Income Fund...........................................................................10
 HSBC Investor Mid-Cap Fund.....................................................................................11
 HSBC Investor Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)............................12
 HSBC Investor Overseas Equity Fund and HSBC Investor International Equity Fund
 (International Equity Portfolio)...............................................................................13
 HSBC Investor Value Fund (Value Portfolio).....................................................................14

 INVESTMENT TECHNIQUES..........................................................................................14

 American Depositary Receipts (Equity Funds)....................................................................15
 Asset-backed Securities (Fixed Income Feeder Funds, Growth and Income Fund and
 Mid-Cap Fund)..................................................................................................15
 Banking Industry and Savings and Loan Industry Obligations (Fixed Income Feeder Funds).........................16
 Brady Bonds (Fixed Income Feeder Funds)........................................................................16
 Cash Sweep Program (All Funds).................................................................................16
 Convertible Securities (All Funds).............................................................................17
 Derivatives (All Funds)........................................................................................17
 Emerging Markets (International Funds, Fixed Income Feeder Funds Except Core
 Fixed Income Fund, Growth and Income Fund, Opportunity Fund, and Small Cap Equity Fund)........................17
 Equity Securities (All Equity Funds)...........................................................................21
 Eurodollar And Yankee Bank Obligations (Fixed Income Feeder Funds).............................................21
 Exchange Traded Funds..........................................................................................22
 Fixed Income Securities (All Funds)............................................................................22
 Floating and Variable Rate Obligations (Fixed Income Funds, Growth and Income Fund,
 Mid-Cap Fund)..................................................................................................22
 Foreign Currency Exchange - Related Securities (Fixed Income Feeder Funds Except
 Core Fixed Income Fund, Equity Funds)..........................................................................23
 Foreign Securities (All Funds, except Core Fixed Income Fund and NY Tax-Free Bond Fund)........................25
 Forward Foreign Currency Contracts and Options on Foreign Currencies (Fixed Income
 Feeder Funds except Core Fixed Income Fund and NY Tax-Free Bond Fund, Equity
 Funds except Growth and Income Fund and Mid-Cap Fund)..........................................................25
 Futures Contracts (All Funds)..................................................................................26
 High Yield/High Risk Securities (Fixed Income Feeder Fund except Core Fixed Income
 Fund, Equity Funds except Mid-Cap Fund and Growth and Income Fund).............................................29
 Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities (All Funds)............................30
 Inverse Floating Rate Obligations (Fixed Income Feeder Funds)..................................................30
 Investment Company Securities (All Funds)......................................................................30
 Lending of Portfolio Securities (All Funds)....................................................................31
 Money Market Securities (All Funds)............................................................................32

                                                                                                               PAGE
                                                                                                               ----
 Mortgage Dollar Roll Transactions (Fixed Income Feeder Funds)..................................................32
 Mortgage-Related Securities (Fixed Income Feeder Funds, Growth and Income Fund, Mid Cap Fund,
  Opportunity Fund and Small Cap Equity Fund)...................................................................32

 OPTIONS AND FUTURES (ALL FUNDS)................................................................................37

 Options on Securities..........................................................................................37
 Options on Securities Indices..................................................................................38
 Risk Factors...................................................................................................39
 Imperfect Correlation of Hedging Instruments with the Fund's Portfolio.........................................39
 Potential Lack of a Liquid Secondary Market....................................................................40
 Options on Futures Contracts...................................................................................40
 Additional Risks of Transactions Related to Foreign Currencies and Transactions Not
 Conducted on the United States Exchanges.......................................................................40

 OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS) (GROWTH AND INCOME FUND,
 MID-CAP FUND, AND INTERNATIONAL FUNDS).........................................................................41

 PARTICIPATION INTERESTS (NY TAX-FREE BOND FUND)................................................................42

 REAL ESTATE SECURITIES (EQUITY
  FUNDS)........................................................................................................42

 REPURCHASE AGREEMENTS (ALL FUNDS)..............................................................................42

 SHORT-TERM TRADING (ALL FUNDS).................................................................................43

 SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (FIXED INCOME
 FEEDER FUNDS, MID-CAP FUND, OPPORTUNITY FUND, INTERNATIONAL
 EQUITY FUND AND ADVISOR OPPORTUNITY FUND.......................................................................43

 SPECIAL FACTORS AFFECTING NEW YORK (NY TAX-FREE BOND FUND).....................................................43

 SWAPS, CAPS, FLOORS AND COLLARS (FIXED INCOME FEEDER FUNDS)....................................................44

 U.S. GOVERNMENT SECURITIES (ALL FUNDS)... .....................................................................45
 WARRANTS (GROWTH FUND, INTERNATIONAL FUNDS, VALUE FUND, MID-CAP FUND).  .......................................45
 WHEN-ISSUED AND DELAYED-DELIVERY  SECURITIES (INCOME FUNDS, GROWTH AND INCOME FUND AND MID CAP FUND)...........45
 WRITING COVERED CALLS (GROWTH AND INCOME FUND, MID CAP FUND)...................................................46
 ZERO COUPON OBLIGATIONS (FIXED INCOME FUNDS, GROWTH AND INCOME  FUND, MID CAP FUND)............................47

 PORTFOLIO TURNOVER.............................................................................................47

 PORTFOLIO TRANSACTIONS.........................................................................................48

 PORTFOLIO HOLDINGS.............................................................................................51

 INVESTMENT RESTRICTIONS........................................................................................52

 All Funds......................................................................................................52
 Global Emerging Markets Fixed Income Fund, Core Fixed Income Fund (Core Fixed Income  Portfolio),  High
  Yield Fixed Income Fund (High Yield Portfolio), and Short Duration Fund (Short Duration Portfolio) ...........53
 Core Plus Fixed Income Fund (Core Plus Fixed Income  Portfolio),  Advisor  Trust Core Plus Fixed Income
  Fund (Core Plus Fixed Income Portfolio).......................................................................54

                                                                                                               PAGE
                                                                                                               ----
 Intermediate Duration Fixed Income Fund........................................................................55
 New York Tax-Free Bond Fund....................................................................................56
 Growth Fund (Growth Portfolio) and Value Fund (Value Portfolio)................................................58
 Growth and Income Fund.........................................................................................59
 Mid-Cap Fund...................................................................................................60
 Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)..........................................62
 Overseas Equity Fund and International Equity Fund (International Equity Portfolio)............................63
 LifeLine Funds.................................................................................................64
 Percentage and Rating Restrictions.............................................................................65

 PERFORMANCE INFORMATION........................................................................................65

 MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST...............................................................67

 Trustees and Officers..........................................................................................67
 Board of Trustees..............................................................................................69
 Committees.....................................................................................................69
 Fund Ownership.................................................................................................70
 Trustee and Officer Compensation...............................................................................71
 Proxy Voting...................................................................................................73

 INVESTMENT ADVISORY AND OTHER SERVICES.........................................................................74

 Investment Adviser.............................................................................................74
 Subadvisers....................................................................................................76
 Portfolio Managers.............................................................................................79
 Distribution Plans - Class A, Class B, and Class C Shares Only.................................................91
 The Distributor................................................................................................92
 Shareholder Services Plan......................................................................................92
 Administrator and Sub-Administrator............................................................................92
 Transfer Agent.................................................................................................94
 Custodian .....................................................................................................94
 Fund Accounting Agent .........................................................................................94
 Servicing Agents...............................................................................................95
 Federal Banking Law............................................................................................96
 Expenses.......................................................................................................96

 DETERMINATION OF NET ASSET VALUE...............................................................................96

 PURCHASE OF SHARES.............................................................................................98

 Exchange Privilege............................................................................................100
 In-Kind Purchases.............................................................................................101
 Automatic Investment Plan.....................................................................................101
 Through A Shareholder Servicing Agent Or A Securities Broker..................................................101

 SALES CHARGES.................................................................................................102

 Class A Shares................................................................................................102
 Sales Charge Waivers..........................................................................................102
 Concurrent Purchases..........................................................................................103
 Letter of Intent..............................................................................................103
 Right of Accumulation.........................................................................................103
 Contingent Deferred Sales Charge ("CDSC") - Class B Shares....................................................104
 Conversion Feature - Class B Shares...........................................................................104
 Level Load Alternative -- Class C Shares......................................................................104

                                                                                                               PAGE
                                                                                                               ----
 REDEMPTION OF SHARES..........................................................................................105

 Redemption Fee................................................................................................106
 Systematic Withdrawal Plan....................................................................................106
 Redemption of Shares Purchased Directly Through the Distributor...............................................106

 RETIREMENT PLANS..............................................................................................106

 Individual Retirement Accounts................................................................................107
 Defined Contribution Plans....................................................................................107
 Section 457 Plan, 401(k) Plan, 403(b) Plan....................................................................107

 DIVIDENDS AND DISTRIBUTIONS...................................................................................107

 DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES.........................................................107

 Investor Trust and Advisor Trust..............................................................................107
 Portfolio Trust...............................................................................................109
 Ownership of the Funds........................................................................................109

 TAXATION......................................................................................................117

 Tax Status of the Funds.......................................................................................117
 The Portfolios................................................................................................118
 Distributions in General......................................................................................118
 Tax-Exempt Income (New York Tax-Free Bond Fund)...............................................................119
 Dispositions..................................................................................................119
 Backup Withholding............................................................................................120
 Other Taxation................................................................................................120
 Fund Investments..............................................................................................120
 Special Tax Considerations ...................................................................................122

 OTHER INFORMATION.............................................................................................122

 Capitalization................................................................................................122
 Independent Registered Public Accounting Firm.................................................................122
 Counsel.......................................................................................................122
 Code of Ethics................................................................................................122
 Registration Statement........................................................................................123

 FINANCIAL STATEMENTS..........................................................................................123

 Shareholder Inquiries.........................................................................................123

 APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.................................................................A-1

 APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS..............................................................B-1

 APPENDIX C: ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS..................................C-1

 APPENDIX D: HSBC INVESTOR FUNDS,  HSBC ADVISOR FUNDS TRUST,  and HSBC INVESTOR  PORTFOLIOS PROXY VOTING
  POLICY.......................................................................................................D-1

 APPENDIX E: HSBC INVESTMENTS (USA) INC and HALBIS CAPITAL
 MANAGEMENT (USA) INC. PROXY VOTING POLICY AND PROCEDURES......................................................E-1

                                                                                                               PAGE
                                                                                                               ----
 APPENDIX F: WESTFIELD CAPITAL, PROXY VOTING POLICY............................................................F-1

 APPENDIX G: ALLIANCEBERNSTEIN, PROXY VOTING MANUAL............................................................G-1

 APPENDIX H: NWQ, PROXY VOTING POLICY .........................................................................H-1

 APPENDIX I: WADDELL & REED, PROXY VOTING POLICY SUMMARY.......................................................I-1

 APPENDIX J: TRANSAMERICA, PROXY VOTING POLICY.................................................................J-1

 APPENDIX K: MUNDER, PROXY VOTING POLICY SUMMARY...............................................................K-1

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS

     Each of the HSBC Investor Core Fixed Income Fund ("Core Fixed Income Fund"), HSBC Investor Core Plus Fixed Income Fund ("Core Plus Fund"), HSBC Investor Global Emerging Markets Fixed Income Fund ("Global Emerging Markets Fund"), HSBC Investor High Yield Fixed Income Fund ("High Yield Fund"), HSBC Investor Intermediate Duration Fixed Income Fund ("Intermediate Duration Fund"), HSBC Investor Growth Fund ("Growth Fund"), HSBC Investor Growth and Income Fund ("Growth and Income Fund"), HSBC Investor Mid-Cap Fund ("Mid-Cap Fund"), HSBC Investor New York Tax-Free Bond Fund ("New York Tax-Free Fund"), HSBC Investor Opportunity Fund ("Opportunity Fund"), HSBC Investor Overseas Equity Fund ("Overseas Equity Fund"), HSBC Investor Short Duration Fixed Income Fund ("Short Duration Fund") and HSBC Investor Value Fund ("Value Fund") (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. Each Fund is "diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), except the Global Emerging Markets Fund and the New York Tax-Free Fund, which are non-diversified.

     Each Fund is described in this Statement of Additional Information ("SAI"). The Investor Trust also includes certain money market funds that are covered in a separate Statement of Additional Information.

     Each of the Core Fixed Income Fund, Core Plus Fund, High Yield Fund, Intermediate Duration Fund, Short Duration Fund, Growth Fund, Opportunity Fund, Overseas Equity Fund and Value Fund is a feeder fund (each, a "Feeder Fund") in a master/feeder arrangement whereby it seeks to achieve its investment objective by investing all of its assets in a series ("Underlying Portfolio") of the HSBC Investor Portfolios (the "Portfolio Trust") which has the same investment objective as the corresponding Feeder Fund, as indicated below:

------------------------------------------------------------------------------------------
FEEDER FUND                                    MASTER PORTFOLIO  ("UNDERLYING PORTFOLIO")
-----------                                    -----------------------------------------
------------------------------------------------------------------------------------------
Core Fixed Income Fund                         Core Fixed Income Portfolio
------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                    Core Plus Fixed Income Portfolio
Core Plus Fixed Income Fund (Advisor Trust)
------------------------------------------------------------------------------------------
High Yield Fixed Income Fund                   High Yield Fixed Income Portfolio
------------------------------------------------------------------------------------------
Intermediate Duration Fixed Income Fund        Intermediate Duration Fixed Income Portfoli
------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund               Short Duration Fixed Income Portfolio
------------------------------------------------------------------------------------------
Growth Fund                                    Growth Portfolio
------------------------------------------------------------------------------------------
Opportunity Fund                               Opportunity Portfolio
Opportunity Fund (Advisor Trust)
------------------------------------------------------------------------------------------
Overseas Equity Fund                           International Equity Portfolio
International Equity Fund (Advisor Trust)
------------------------------------------------------------------------------------------
Value Fund                                     Value Portfolio
------------------------------------------------------------------------------------------

     With respect to the Feeder Funds, the descriptions of the Funds in this SAI are inclusive of the Underlying Portfolios in which the Funds invest. The Portfolio Trust is an open-end management investment company.

     None of the following funds had commenced operations as of the date of this
SAI:  Global  Emerging  Markets Fund,  Core Fixed Income Fund or Short  Duration
Fund.

     Shares of the Global Emerging Markets Fund are divided into two separate classes: Class A (the "Class A Shares") and Class I (the "Class I Shares"). Shares of the Mid-Cap Fund are divided into four separate classes: Class A Shares, Class B (the "Class B Shares"), Class C (the "Class C Shares") and Trust Class (the "Trust Shares"). Shares of the LifeLine Funds are divided into three separate classes: Class A Shares, Class B Shares, Class C Shares. Shares of each of the other Investor Funds listed above are divided into four separate classes:
Class A Shares, Class B Shares, Class C Shares and Class I. Class I Shares of the

Core Plus Fund, Opportunity Fund and Overseas Equity Fund have not been issued and are not being offered as of the date hereof.

     Shares of the Investor Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public,
(ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement or shareholder servicing agreement ("Securities Brokers" and together with Shareholder Servicing Agents, "Servicing Agents") with the Distributor Certain share classes are subject to investment minimums. See the prospectus and "Purchase of Shares" and "Sales Charges."

     See "Description Of Shares, Voting Rights, and Liabilities - Investor Trust
And  Advisor  Trust,"  and  "Other   Information  -  Capitalization"   for  more
information about the Investor Trust.

HSBC INVESTOR LIFELINE FUNDS

     Each of the HSBC Investor LifeLine Funds (each a "Fund", and together the "LifeLine Funds") is a series of the Investor Trust. The LifeLine Funds consist of the following asset allocation Funds: HSBC Investor Aggressive Growth Strategy Fund ("LifeLine Aggressive Growth Strategy Fund"), , HSBC Investor Growth Strategy Fund ("LifeLine Growth Strategy Fund") and HSBC Investor Moderate Growth Strategy Fund ("LifeLine Moderate Growth Strategy Fund"). Each LifeLine Fund, based on a target asset allocation, invests in a combination of the HSBC Investor Money Market Fund (the "Money Market Fund") and the following Portfolios ("Underlying Portfolios") of the Portfolio Trust: HSBC Investor Core Plus Fixed Income Portfolio (the "Core Plus Portfolio"), HSBC Investor High Yield Fixed Income Portfolio (the "High Yield Portfolio"), HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), HSBC Investor Intermediate Duration Fixed Income Portfolio (the "Intermediate Duration Portfolio"), HSBC Investor Opportunity Portfolio (the "Opportunity Portfolio"), HSBC Investor Growth Portfolio (the "Growth Portfolio"), and the HSBC Investor Value Portfolio (the "Value Portfolio") in order to pursue its respective investment objective. Each of the LifeLine Funds allocates its assets among various Underlying Portfolios and the Money Market Fund within predetermined ranges in accordance with such Fund's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a LifeLine Fund's asset allocation. See "Investment Objective, Polices and Restrictions - Lifeline Funds Portfolio Weightings" and "Investment Techniques--Investment Company Securities." The descriptions of investment practices in this SAI for those Feeder Funds that invest all of their assets in Underlying Portfolios are also relevant to the LifeLine Funds, as each LifeLine Fund seeks to achieve its investment objective by investing all of its assets in a combination of underlying Portfolios and the Money Market Fund.

     More detailed information about the Money Market Fund may be found in its current Prospectus and the separate Statement of Additional Information that includes the various HSBC Investor money market funds. Shares of the LifeLine Funds are divided into three separate classes, Class A, Class B and Class C.

     Shares of the LifeLine Funds are continuously offered for sale by the Distributor at the applicable public offering price in the same manner as the Investor Funds, as described above.

HSBC ADVISOR FUNDS TRUST

     Each of the HSBC Investor Core Plus Fixed Income Fund ("Advisor Core Plus Fund"), HSBC Investor International Equity Fund ("International Equity Fund") and HSBC Investor Opportunity Fund ("Advisor Opportunity Fund") (each a "Fund", and together the "Advisor Funds," and together with the Investor Funds and LifeLine Funds, the "Funds") is a separate series of the HSBC Advisor Funds Trust (the "Advisor Trust" and together with the Investor Trust, the "Trusts"), an open-end, diversified management investment company. The Advisor Trust seeks to achieve the investment objective of the Advisor Core Plus Fund, the International Equity Fund and Advisor Opportunity Fund by investing all of each Fund's assets in its corresponding Underlying Portfolio: the Core Plus Portfolio, the International Equity Portfolio and the Opportunity Portfolio, respectively, as set forth in the table above on page 1. Therefore, each Advisor Fund is a "Feeder Fund," in addition to the Feeder Funds of the Investor Trust. Each Underlying Portfolio has the same investment objective as its corresponding Advisor Trust Fund. Each Underlying Portfolio is a series of the Portfolio Trust. The Advisor Funds are offered in a single class, the "Advisor Shares Class," and are offered to investment management clients of the Adviser and its affiliates, or to investors that meet certain minimum investment requirements. See the prospectus and "Purchase of Shares" and "Sales Charges."

     Prior to the date of this SAI, the Advisor Opportunity Fund was called the Small Cap Equity Fund and the Opportunity Portfolio was called the Small Cap Equity Portfolio.

     See "Description of Shares, Voting Rights, And Liabilities - Investor Trust
and  Advisor  Trust,"  and  "Other   Information  -  Capitalization"   for  more
information about the Advisor Trust.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     There can be no assurance that the investment objectives of a Fund will be achieved. Except where otherwise indicated, the investment objective of a Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the relevant Trust or Trusts (the "Board") without the approval of Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

     With respect to the Feeder Funds, it should be understood that all discussions of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the Underlying Portfolio. With respect to the LifeLine Funds, the discussions of investment objectives, strategies, and risks that are applicable to an Underlying Portfolio of a LifeLine Fund are relevant to understanding the investment objectives, strategies, and risks of the relevant LifeLine Fund since it invests in those Underlying Portfolios and the Money Market Fund.

LIFELINE FUNDS PORTFOLIO WEIGHTINGS

     The Adviser invests each LifeLine Fund's assets in the following underlying Portfolios and the Money Market Fund according to the various percentage weightings selected by the Adviser in the chart below. The percentage weightings are targets that may be adjusted at any time in the Adviser's discretion.


                                                                      LIFELINE FUNDS:

                                            AGGRESSIVE                 MODERATE
                                              GROWTH       GROWTH       GROWTH     CONSERVATIVE
                                            STRATEGY     STRATEGY     STRATEGY        GROWTH
UNDERLYING PORTFOLIOS                          FUND         FUND         FUND      STRATEGY FUND
---------------------                          ----         ----         ----      -------------
Money Market Fund                               1%           1%           6%            21%
Core Plus Portfolio                            None         15%          26%            25%
HighYield Portfolio                            None          2%           5%            8%
Intermediate Duration Portfolio                None         None         None           3%
Growth Portfolio                               21%          21%          19%            15%
International Equity Portfolio                 23%          20%          15%            10%
Opportunity Portfolio                          34%          20%          11%            4%
Value Portfolio                                21%          21%          18%            14%
                                               ---          ---          ---            ---

Total:                                         100%         100%         100%          100%

     The Trusts, with respect to each Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of a Fund, which, as used in this SAI, means the vote of the lesser of
(i) 67% or more of the outstanding "voting securities" of a Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. See "Investment Restrictions."

     The following descriptions are provided with respect to each Fund (and/or its Underlying Portfolio, as applicable) as indicated in the headings below. For purposes of these descriptions:

     "Investment grade" debt securities are those debt securities that are rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or in the case of unrated securities, determined by the Adviser or a subadviser to be of comparable quality. For purposes of any minimum requirements set forth herein that are based upon an NRSRO's ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable).

     All references to the Adviser with respect to portfolio management activities and techniques should be understood as including the relevant subadviser to a Fund or Portfolio, (a "Subadviser"), as the Subadviser will have the primary responsibility for the day to day management of each Fund's investments. See "Investment Advisory and Other Services."

FIXED INCOME FEEDER FUNDS

     The Core Fixed Income Fund, Core Plus Fund, Advisor Core Plus Fund, High Yield Fund, Intermediate Duration Fund, and Short Duration Fund (collectively, the "Fixed Income Feeder Funds") seek to achieve their investment objectives by investing all of their assets in their corresponding Underlying Portfolio, each of which has the same investment objective as the corresponding Fund.

     With the exception of the High Yield Fund, each of the Fixed Income Feeder Funds has adopted the following investment policy: The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days prior written notice.

     Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks and U.S. dollar-denominated obligations of foreign issuers, and each Fund except the Core Fixed Income Fund may invest in debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.

     In choosing corporate debt securities on behalf of the Funds, Halbis Capital Management (USA) Inc. (the "Subadviser") will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate.

     With the exception of the Core Fixed Income Fund, a portion of each Fund's assets (to the extent of any limitation set forth in the Prospectus) may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Subadviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. Such Funds may also purchase securities of developing countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. With the exception of the Core Fixed Income Fund, each Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan."

     Each Fund may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Subadviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above.

     Each Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by the additional disclosures in this SAI. While the Core Plus Fund, Intermediate Duration Fund and Short Duration Fund intend to use derivatives primarily for hedging purposes or for cash management purposes, they may also do so to enhance return when the Subadviser believes the investment will assist the Fund in achieving its investment objectives.

     For additional information pertaining to the investment policies of the High Yield Fund, see "HSBC Investor High Yield Fixed Income Fund" below.

GLOBAL EMERGING MARKETS FUND

     The Global Emerging Markets Fund seeks to achieve its investment objectives by investing in fixed income securities of foreign issuers, which may be denominated in foreign currencies.

     In choosing corporate debt securities on behalf of the Global Emerging Markets Fund, Halbis, as Subadviser, will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, (f) any unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Subadviser deems appropriate. The Funds may also invest in sovereign and supranational debt obligations (debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities).

     Because the Fund is non-diversified, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified mutual fund. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

     The Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan."

     The Fund may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Subadviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by an NRSROs; U.S. government obligations; Government agency securities issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits.

     The Fund may use derivatives to the extent set forth in the Prospectus, as supplemented by the additional disclosures in this SAI. While the Fund may use derivatives primarily for hedging or cash management purposes, it may also do so to enhance return returns when the Subadviser believes the investment will assist the Fund in achieving its investment objectives.

     Because the Fund is non-diversified, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified mutual fund. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

HSBC INVESTOR HIGH YIELD FIXED INCOME FUND (HIGH YIELD PORTFOLIO)

     The High Yield Fund seeks to achieve its investment objective by investing all of its assets in the High Yield Portfolio, which has the same investment objective as the High Yield Fund.

     The Fund will normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield/high risk fixed income securities. Such investments are commonly referred to as "junk bonds." This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days prior written notice.

     As a component of the Fund's investments in high yield/high risk fixed income securities (or "junk bonds"), the Fund may invest up to 20% of its total assets in distressed securities. Investments in distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent that the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for shareholders may be diminished.

     The Fund may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when the Subadviser believes the investment will assist the Fund in achieving its investment objectives. In addition, the Fund may invest in credit default swaps. Credit default swaps are instruments that allow for the full or partial transfer of third-party credit risk, each in respect to a reference entity or entities, from one counterparty to the other. The buyer of the credit default swap receives credit protection or sheds credit risk, whereas the seller of the swap is selling credit protection or taking on credit risk.

     When Halbis as Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S.

Government, (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself, (e.g., obligations of the Federal Farm Credit Bank).

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

     The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. For more information about tax consequences, see "Taxation."

     Under normal circumstances, at least 80% of the net assets of the Fund, plus the amount of any borrowing for investment purposes, will be invested in obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York Municipal Obligations"). This policy is fundamental and may not be changed without shareholder approval.

     In determining the tax status of interest on New York Municipal Obligations and other municipal obligations, Halbis, as Subadviser, relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

     Although under normal circumstances, the Subadviser attempts to invest 100%, and does invest at least 80%, of the Fund's net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Subadviser may purchase municipal obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a temporary defensive measure, the Subadviser may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

     All of the investments of the Fund are made in:

     (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P, or AAA, AA, A or BBB by Fitch, or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

     (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Subadviser;

     (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Subadviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash; and

     (5) Derivatives and other instruments as noted in the Prospectus and this SAI. The Board of Trustees of the Investor Trust has adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation.

     The Fund will not invest more than 5% of its assets in participation interests. The Fund has no current intention of purchasing any participation interests in the foreseeable future. The maximum maturity of any debt security held for the Fund is 40 years.

     Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Subadviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management and legal and regulatory matters. For a general discussion of municipal obligations and the risks associated with an investment therein, see Appendix B to this SAI.

     Although higher quality municipal obligations may produce lower yields, they generally are easier to sell or trade than lower quality municipal obligations. To protect the value of Fund shareholders' investment under adverse market conditions, the Subadviser from time to time may deem it prudent to purchase higher quality municipal obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

     The net asset value of the Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the New York Tax-Free Bond Fund's portfolio can be expected to decline.

     Such changes in the value of the Fund's portfolio are reflected in the net asset value of shares of the Fund but do not affect the income received by the Fund from its portfolio securities. Municipal obligations with longer maturities, such as those in which the Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the Fund's net income. Since available yields vary, no specific level of income can be assured.

     Because the Fund is non-diversified, the Fund is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified mutual fund. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

     Certain investors in the Fund may be required to pay federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Fund may invest more than 25% of its assets in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects), however, under normal conditions, at least 80% of the Fund's net assets will be invested in obligations, the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax. The Fund also may invest more than 25% of its assets in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Subadviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

     Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

     Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges and weakened state finances which limit and/or delay aid payments.

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. Government, (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself, (e.g., obligations of the Federal Farm Credit Bank).

     The Subadviser intends to fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Subadviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

     1. shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

     2. lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

     3. selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

     4. changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

     Distributions of gains, if any, realized from the sale of New York Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO)

     The Growth Fund seeks to achieve its investment objective by investing all of its assets in the Growth Portfolio, which has the same investment objective as the Growth Fund.

     In addition to the permissible investments described in the Prospectus, the Fund also may: (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries and (e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Fund may retain a bond when its rating drops below investment grade if it is in the best interest of the Fund's shareholders. Securities rated BB/Ba or lower by an NRSRO are considered to have speculative characteristics.

     The Fund will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing.

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.

HSBC INVESTOR GROWTH AND INCOME FUND

     Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities. The Fund intends to invest less than 20% of its assets in ADRs. The Subadviser expects that the Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields.

     In addition, the Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. It is the current policy of the Growth and Income Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. The Fund may use stock index futures, related options and options on stock indices for the purposes of hedging, cash management, or to simulate investments in underlying securities, and not for speculation.

     The Fund intends to stay invested in equity securities, as described in the Prospectus, to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Growth and Income Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Subadviser, the Fund may invest up to 100% of its total assets in money market instruments.

     The Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. From time to time, the Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Fund may invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

     Subject to the foregoing, the Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Subadviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Subadviser deems appropriate. Except for temporary defensive purposes, the Growth and Income Fund is limited to 5% of its total assets in these types of securities. The Fund will not purchase corporate debt securities rated below Baa by Moody's or BBB by S&P (i.e., below investment grade).

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. Government, (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself, (e.g., obligations of the Federal Farm Credit Bank).

HSBC INVESTOR MID-CAP FUND

     The Fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalizations within the range of companies included in the S&P MidCap 400. This is not a fundamental policy and may be changed by the Board of Trustees of the Trust, without a vote of shareholders, upon 60 days prior written notice.

     Most of the Mid-Cap Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ, but this does not limit other investments permitted by the Prospectus or this SAI, such as those in foreign securities. For example, the Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, and invest in when-issued and delayed delivery securities. The Fund may invest in exchange traded funds ("ETFs") to manage cash. The Fund may use stock index futures for purposes of hedging, cash management, or to simulate investments in underlying securities, and not for speculation.

     The Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions no more than 20% of the Fund's total assets will be invested in fixed income securities and money market instruments. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Subadviser, the Fund may invest up to 100% of its total assets in money market instruments.

     The Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by U.S. corporations or U.S. commercial banks. From time to time, the Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Fund may invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage related securities.

     Subject to the foregoing, the Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Subadviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and (iii) other considerations the Subadviser deems appropriate.

     The Fund will not purchase corporate debt securities rated below Baa by Moody's or BBB by S&P (i.e., below investment grade).

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. Government, (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself, (e.g., obligations of the Federal Farm Credit Bank).

HSBC INVESTOR OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

     The Opportunity Fund and Advisor Opportunity Fund each seek to achieve their investment objectives by investing all of their assets in the Opportunity Portfolio, which has the same objective as the both the Opportunity Fund and the Advisor Opportunity Fund. The following description applies to each Fund.

     The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small cap companies (defined as companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index). This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days prior written notice. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities (such as bonds, warrants or rights that are convertible into stocks) and depositary receipts for those securities.

     Although the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Fund may invest up to 20% (and generally expects to invest between 5% and 10%) in foreign securities (excluding ADRs).

     The Fund may lend portfolio securities in an amount up to 30% of total assets.

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Fund may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Federal Farm Credit Bank.

HSBC INVESTOR OVERSEAS EQUITY FUND AND INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

     The Overseas Equity Fund and International Equity Fund each seek to achieve their investment objectives by investing all of their assets in the International Equity Portfolio, which has the same investment objective as both the Overseas Equity Fund and the International Equity Fund. The following description applies to each Fund.

     The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including but not limited to, Depositary Receipts, preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees, without a vote of shareholders, upon 60 days prior written notice.

     The common stock in which the Fund may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the Fund will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the Fund may invest up to 20% of its total assets in equity securities of companies in emerging markets.

     The Fund intends to have at least three different countries other than the United States represented in its portfolio. It is the current intention of the Fund to invest primarily in companies with large market capitalizations. The Fund seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index ("MSCI EAFE Index"), which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of December 31, 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

     Under exceptional conditions abroad or when, in the opinion of the Subadviser, economic or market conditions warrant, the Fund may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the Fund will be limited to those rated, at the time of investment, in the four highest long-term rating categories by an NRSRO or, if unrated, determined by the Subadviser to be of comparable quality. Securities rated by an NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Subadviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO)

     The Value Fund seeks to achieve its investment objective by investing all of its assets in the Value Portfolio, which has the same investment objective as the Value Fund.

     In addition to the permissible investments described in the Prospectus, the Fund also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts,
(c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and (e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Fund may retain any bond whose rating drops below investment grade if it is in the best interest of the Portfolio's shareholders. Securities rated BB/Ba by an NRSRO are considered to have speculative characteristics.

     The Fund may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange, and American Depositary Receipts.

     The Fund will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing.

     When the Subadviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S.
Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. Government, (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself, (e.g., obligations of the Federal Farm Credit
Bank).

                              INVESTMENT TECHNIQUES

Each Fund invests in a variety of securities and in accordance with its investment objectives and policies (as described in the Prospectus and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques.

For the Fixed Income Feeder Funds, Opportunity Fund, Advisor Opportunity Fund, Overseas Equity Fund, Value Fund, Growth Fund, and International Equity Fund (collectively, the "Equity Feeder Funds"), references to investment techniques employed by a Fund refer to the techniques employed by the relevant Underlying Portfolio (and also apply to the LifeLine Funds to the extent of their investments in Underlying Portfolios). For the Growth and Income Fund, Mid-Cap Fund and Equity Feeder Funds (collectively, the "Equity Funds"), as well as the Fixed Income Feeder Funds, Global Emerging Markets Fund and the New York Tax-Free Bond Fund (collectively, the "Income Funds") references to the Adviser should be understood as referring jointly to the Adviser and the relevant Subadviser. The International Equity Fund, Global Emerging Markets Fund and Overseas Equity Fund are sometimes collectively referred to as the "International Funds."

The Funds indicated in the heading for each investment type or technique indicated below are those to which the section of disclosure is directly relevant. In some cases, the omission of certain Funds or types of Funds is not intended to imply that those Funds are excluded from using the particular investment type or technique - for example, the sections on certain types of fixed income securities are more detailed for the Income Funds than for the Equity Funds, given the greater emphasis on such investments in the investment program of the Income Funds. Generally, if a particular investment type or technique is not indicated as being applicable to particular Funds, the particular investment type or technique will not be material to the investment strategies employed by such Funds, although any risk factors that are stated more generally with respect to any broader category of investment types or techniques covering such investments may still apply.

AMERICAN DEPOSITARY RECEIPTS (EQUITY FUNDS)

The Funds may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR.

Although a U.S. investor (such as a Fund) holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Funds' custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency. Other types of depositary receipts are discussed under "Other Depositary Receipts" in this section.

ASSET-BACKED SECURITIES (FIXED INCOME FEEDER FUNDS, GLOBAL EMERGING MARKETS FUND, GROWTH AND INCOME FUND AND MID-CAP FUND)

The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Fund, each Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS (FIXED INCOME FEEDER FUNDS AND GLOBAL EMERGING MARKETS FUND)

As a temporary defensive measure, each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations
("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may not invest in time deposits maturing in more than seven days. Each Fund will limit its investment in time deposits maturing from two business days through seven calendar days and other illiquid securities, to 15% of their total assets.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS (FIXED  INCOME  FEEDER FUNDS AND GLOBAL  EMERGING  MARKETS FUND)

The Funds may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP  PROGRAM (ALL FUNDS)

Each Fund may participate in a cash sweep program (the "Cash Sweep Program"). In the Cash Sweep Program, a Fund's uninvested cash balances and/or cash collateral from a securities lending program are used to purchase shares of the HSBC Investor Money Market Fund, Class I. The Cash Sweep Program reduces exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of Financial Industry Regulatory Authority (previously NASD) ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by that Fund. More detailed information about the Money Market Fund may be found in its current Prospectus and the separate Statement of Additional Information that includes the various HSBC Investor Money Market Funds.

CONVERTIBLE SECURITIES (ALL FUNDS)

The Funds may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable. See "Equity Securities" in this section.

Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.


DERIVATIVES (ALL FUNDS)

The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities, as a part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques. Included in the foregoing are investments in derivatives to create synthetic foreign bond positions. Certain Funds (as reflected in the Prospectus or in other sections of this SAI) may use derivatives to enhance return when the Subadviser believes the investment will assist the Fund in achieving its investment objectives.

EMERGING  MARKETS  (INTERNATIONAL  FUNDS,  FIXED INCOME FEEDER FUNDS EXCEPT CORE
FIXED INCOME FUND, GROWTH AND INCOME FUND, OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND)


The Funds may invest in emerging markets to the extent set forth in the Prospectus, and these investments present greater risk than investing in foreign issuers in general. (Under normal conditions, the Global Emerging Markets Fund will invest primarily in issuers that are economically tied to emerging markets.)

A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund's investments. Investing in many former communist socialist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking the legal process outside the United States and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and adversely impact the global trading market for emerging market instruments. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, a Fund may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of the Fund are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on the Fund and its investments.

The term "emerging markets" includes any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.


A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

COMPANY DEBT. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds' assets should these conditions recur.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities in which the Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than U.S. dollars or non-emerging market currencies, its ability to make debt payments denominated in U.S. dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

LIQUIDITY, TRADING VOLUME, REGULATORY OVERSIGHT. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. The lack of liquidity could have an adverse effect on the value of a Fund's holdings, and on a Fund's ability to dispose of such holdings in response to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks or countries that may be selected by the Subadviser for purchase or sale by a Fund may have insufficient market liquidity to allow the relevant Fund to purchase such stocks in such amounts or at such prices as the Adviser or Subadviser may deem reasonable for investment under such strategy and/or there may not be readily available a means by which the Fund can gain exposure to such country's securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of a Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002 which imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the U.S. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about lesser developed and emerging market companies than U.S. companies.

DEFAULT, LEGAL RECOURSE. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if a Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

CERTAIN RISKS OF HOLDING ASSETS OUTSIDE THEUNITED STATES. A Fund generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose the Fund to additional risk. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in higher operating expenses for the Fund as compared to funds that invest only in the U.S.

SETTLEMENT RISK. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

INFLATION. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Subadviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES. A Fund's investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which the Fund's portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES (EQUITY FUNDS)


The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of that Fund to fluctuate.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EURODOLLAR AND YANKEE BANK OBLIGATIONS (FIXED INCOME FEEDER FUNDS AND GLOBAL EMERGING MARKETS FUND)

The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.


EXCHANGE TRADED FUNDS (ALL FUNDS)

ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Securities" below.


FIXED INCOME SECURITIES (ALL FUNDS)

The Funds may invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

For purposes of any minimum requirements set forth herein that are based upon an NRSRO's ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Subadviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial information and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See "Foreign Securities," below.

FLOATING AND VARIABLE RATE OBLIGATIONS (INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

Certain obligations that the Funds may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund's and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days notice, in combination with the Funds' other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Subadviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund's investment in money market instruments.

Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on U.S. Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES (GLOBAL EMERGING MARKETS FUND, FIXED INCOME FEEDER FUNDS EXCEPT THE CORE FIXED INCOME FUND, EQUITY FUNDS)

The Funds may invest in foreign currency exchange related securities.

FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLs is enhanced if the foreign currency to which the security is linked appreciates against the

U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLs are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE  INDEXED  PAPER.  Performance  indexed  paper  ("PIPs"(SM))  is U.S.
dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Fixed Income Feeder Funds have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).


FOREIGN SECURITIES (ALL FUNDS EXCEPT THE CORE FIXED INCOME FUND AND NY TAX-FREE BOND FUND)

The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES (INCOME FUNDS EXCEPT THE CORE FIXED INCOME FUND AND NY TAX-EXEMPT BOND FUND, EQUITY FUNDS EXCEPT GROWTH AND INCOME FUND)

The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

The Funds have established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

The Global Emerging Markets Fund, Fixed Income Feeder Funds, Opportunity Fund, and Advisor Opportunity Fund may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See "Options and Futures and Related Risks" in this section.

The Global Emerging Markets Fund, Fixed Income Feeder Funds, Opportunity Fund and Advisor Opportunity Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Fund's obligation under the forward contract. On the date of maturity a Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Subadviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Subadviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, a Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS (ALL FUNDS)

The Funds may enter into futures contracts, including those on fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Fund intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

A Fund would purchase or sell futures contracts only if, in the judgment of the Subadviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Subadviser's judgment will be accurate.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Investments in futures contracts also entail the risk that if the Subadviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Subadviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser or Subadviser, the Funds and the Adviser or Subadviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts' exemption filing with respect to its use of futures contracts are no longer applicable.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Investor Trust would purchase and sell futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the New York Tax-Free Bond Fund may purchase futures contracts on indexes of municipal securities when it expects to acquire municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

HIGH YIELD/HIGH RISK SECURITIES (GLOBAL EMERGING MARKETS FUND; FIXED INCOME FEEDER FUNDS EXCEPT CORE FIXED INCOME FUND, EQUITY FUNDS EXCEPT THE GROWTH AND INCOME FUND)


The Funds may invest in high yield/high risk securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are referred to as "non-investment grade," "high yield" or "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Subadviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash. The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Funds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Subadviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Funds, the Funds may retain the security if the Adviser deems it in the best interest of investors.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES (ALL FUNDS)

The Funds may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by each Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

The Subadviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Subadviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS (GLOBAL EMERGING MARKETS FUND AND FIXED INCOME FEEDER FUNDS)

The Funds may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater Collateralized Mortgage Obligations ("CMOs") exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES (ALL FUNDS)

Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the 1940 Act, which with the exception of master/feeder arrangements, affiliated fund of funds arrangements (such as the LifeLine Funds) and certain money market fund investments, generally include a prohibition against a Fund investing more than 5% of the value of its total assets in the securities in any other particular investment company, or more than 10% of the value of its total assets in all such securities in the aggregate, unless the Fund qualifies for certain exemptions which (with respect to investments in other investment companies that are not in the same group of investment companies as the Fund) may involve limiting the amount the Fund may redeem of such securities and/or abiding by certain procedures concerning the voting of those securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may invest in the securities of the HSBC Investor Money Market Fund under the cash sweep program (described under "Cash Sweep Program").

The foregoing pertains to Funds that are not Feeder Funds and to the various Underlying Portfolios, however, the Portfolios that serve as Underlying
Portfolios for the LifeLine Funds will not in turn make investments in other investment companies that would require reliance upon the fund of fund exemptions in section 12(d)(1)(G) or 12(d)(1)(F) of the 1940 Act. As described above in this SAI, each Feeder Fund invests all of its assets in a single Underlying Portfolio under a master/feeder arrangement. In addition, each of the LifeLine Funds is an affiliated fund of funds, and as such may invest up to 100% of its assets in the HSBC Investor Money Market Fund and certain HSBC Investor Portfolios.

The Investor Trust may, in the future, seek to achieve the investment objective of the Global Emerging Markets Fund, New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (i.e., under a master/feeder arrangement). In such event, the investment advisory contracts for the Funds would be terminated. Such change would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

In cases where (1) a Fund has an investment policy to invest under normal circumstances at least 80% of its net assets in a particular type or category of securities, and (2) the Fund invests in another investment company that has a similar investment policy requiring it to invest under normal circumstances at least 80% of its net assets in that type or category of securities, the Fund will treat 80% of its investment in the other investment company as meeting the requirements of the Fund's policy concerning the investment of at least 80% of the Fund's net assets.

LENDING OF PORTFOLIO  SECURITIES (ALL  FUNDS)

Except as noted below, the Funds may lend portfolio securities in an amount up to 33 1/3% of total Fund assets. The Advisor Opportunity Fund and Opportunity Fund may each lend portfolio securities in an amount up to 30% of total Fund assets. The New York Tax-Free Bond Fund and Mid-Cap Fund may each lend portfolio securities in an amount up to 33 1/3% of their net (rather than total) assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at the initiation of the loan must deposit with a Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities, and then must continue to make deposits as necessary to maintain collateral of at least 100% of the value of the loaned securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MONEY MARKET SECURITIES (ALL FUNDS)

Each  Fund's  investments  in  money  market  instruments  will  consist  of (i)
short-term   obligations   of   the   U.S.   Government,    its   agencies   and
instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Subadviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the HSBC Investor Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS (GLOBAL EMERGING MARKETS FUND AND FIXED INCOME FEEDER FUNDS)

The Funds may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

MORTGAGE-RELATED SECURITIES (GLOBAL EMERGING MARKETS FUND, FIXED INCOME FEEDER FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND)

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed  securities  have yield and  maturity  characteristics  that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Department of Veterans ("VA") guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Global Emerging Markets Fund will not purchase mortgage-related securities or other assets which in the Subadviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMO") A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES - TYPES OF CREDIT SUPPORT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OPTIONS AND FUTURES AND RELATED RISKS (ALL FUNDS)

The Funds may invest in options and futures contracts to the extent set forth in the Prospectus and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Subadviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

OPTIONS ON SECURITIES. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.


A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Fund's assets (the "SEC illiquidity ceiling"). The Funds intend to limit their writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Funds intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Funds have in place with such primary dealers will provide that the Funds have the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. A Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS  ON  SECURITIES  INDICES.  A Fund may cover call  options on  securities indices by owning securities whose price changes, in the opinion of the Subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. A Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the
counterparty   with  which,  the  option  is  traded  and  applicable  laws  and regulations.

A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

RISK FACTORS:

IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S PORTFOLIO. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Subadviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if the Subadviser's judgment as to the general direction of interest or exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Intermediate Duration Fund, Opportunity Fund and Advisor Opportunity Fund may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, the Intermediate Duration Fixed Income Fund, Opportunity Fund and Advisor Opportunity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON THE UNITED STATES EXCHANGES. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Subadviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Subadviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect a Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS) (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL FUNDS)

The Funds may  invest  in  depository  receipts.  European  Depositary  Receipts
("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Global Depositary Receipts ("GDRs") are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Funds may invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PARTICIPATION INTERESTS (NY TAX-FREE BOND FUND)

The Fund may purchase Fund participation interests from banks in all or part of specific holdings of New York Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying New York Municipal Obligations; in these cases, the underlying New York Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund.

REAL ESTATE SECURITIES (EQUITY FUNDS)

The Funds may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants with changes in interest rates.

REPURCHASE AGREEMENTS (ALL FUNDS)

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Subadviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Core Plus Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trusts and the Portfolios Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SHORT-TERM TRADING (All FUNDS)

The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (GLOBAL EMERGING MARKETS FUND, FIXED INCOME FEEDER FUNDS, MID-CAP FUND, OPPORTUNITY FUND, INTERNATIONAL EQUITY FUND AND ADVISOR OPPORTUNITY FUND)

The Funds may invest in  sovereign  and  supranational  debt  obligations.  Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL FACTORS AFFECTING NEW YORK (NY TAX-FREE BOND FUND)

It should be expected that a high proportion of the New York Tax-Free Bond Fund's assets will be invested in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issuers before making an investment decision. The Subadviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term municipal obligations, the Fund is better situated with regard to the credit risks that may exist for New York municipal obligations than if longer-term obligations were held.

New York State and other issuers of New York municipal obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York municipal obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York municipal obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York municipal obligations will not be downgraded further.

The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

For further information concerning New York municipal obligations, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

SWAPS, CAPS, FLOORS AND COLLARS (GLOBAL EMERGING MARKETS FUND AND FIXED INCOME FEEDER FUNDS)

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities. A Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Subadviser to be of comparable quality.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES (ALL FUNDS)

The Funds may invest in U.S. Government Securities to the extent set forth in the prospectus and this SAI. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WARRANTS (GROWTH FUND, INTERNATIONAL FUNDS, VALUE FUND AND MID-CAP FUND)

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.

The Growth and Income Fund and Mid-Cap Fund will each hold liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will hold additional liquid assets on a daily basis so that the value of the assets segregated is equal to the amount of such commitments.

The Income Funds may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Subadviser.

Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if a Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time the Income Funds enter into a transaction on a
"when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fixed Income Funds' obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than a Fund's payment obligations).

WRITING COVERED CALLS (GROWTH AND INCOME FUND, MID-CAP FUND AND VALUE FUND)

The Funds may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

A Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

ZERO COUPON OBLIGATIONS (INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

     The Funds may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                               PORTFOLIO TURNOVER

     For the purposes of this section, the term "Adviser" also includes the Subadvisers for the Funds.

     The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

     For the fiscal years ended October 31, 2007 and October 31, 2006, the portfolio turnover rate for each Fund or its Underlying Portfolio(s) was:

     FUND^                                              2007           2006
     -----                                              ----           ----
     Intermediate Duration Fund                         219.76%        236.51%
     Core Plus Fund (Advisor)                           252.26%        273.91%
     New York Tax-Free Bond Fund                        17.03%         12.69%
     Growth Fund                                        57.04%         75.06%
     Growth and Income Fund                             26.76%         34.85%
     High Yield Fund                                    30.77%         13.61%
     Mid-Cap Fund                                       66.16%         53.16%
     Overseas Equity Fund                               26.08%         33.39%
     Value Fund                                         18.67%         20.63%
     Core Plus Fund                                     252.26%        273.91%
     International Equity Fund                          26.08%         33.39%
     Opportunity Fund                                   69.41%         60.83%
     Opportunity Fund (Advisor)+                        69.41%         60.83%
     LifeLine Aggressive Growth Strategy Fund           45.50%         48.46%
     LifeLine Growth Strategy Fund                      73.45%         80.30%
     LifeLine Moderate Growth Strategy Fund             92.87%         101.57%
     LifeLine Conservative Growth Strategy Fund         88.67%         96.58%

^ For each of the Feeder Funds and LifeLine Funds, the turnover rate is calculated based upon the Fund's interest in the Underlying Portfolio or Portfolios in which the Fund invested for the fiscal year ended October 31, 2007.

+Formerly the Small Cap Equity Fund

     The portfolio turnover rate increased from 2006 to 2007 on the Intermediate Duration Portfolio and Core Plus Portfolio due to active management and a change in the investment policies of the Portfolios that became effective February 28, 2006.

     If a Fund (or Portfolio) has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund (or Portfolio), and the realized capital gains and losses may be greater than those of a Fund (or Portfolio) with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters".

                             PORTFOLIO TRANSACTIONS

     For the purposes of this section, the term "Adviser" also includes the Subadvisers for the Funds.

     The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund or Portfolio is not reduced because the Adviser and its affiliates receive such services.

     Generally, fixed income securities and money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser (including a Subadviser to the relevant Fund or Portfolio), the Fund (or Portfolio) or Foreside are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or Foreside may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund (or Portfolio) to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC recently published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers need to take in order to ensure such qualification.

     Investment decisions for each Fund or Portfolio and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

     The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

     If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

     In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Fund's investment advisory agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

     For the fiscal years ended October 31, 2007, 2006 and 2005, the Funds (or the corresponding Underlying Portfolios) paid aggregate brokerage commissions as shown in the following table:


     FUND^                                 2007         2006         2005
     -----                                 ----         ----         ----

     Growth Portfolio                      $70,608      $80,231      $75,164
     Growth and Income Fund                $26,400      $38,451      $465,974
     Mid-Cap Fund                          $29,926      $28,970      $422,678
     International Equity Portfolio        $200,585     $232,187     $191,558
     Opportunity Portfolio                 $379,176     $371,161     $636,182
     Value Portfolio                       $17,808      $17,223      $52,133

^ Each of the Feeder Funds and LifeLine Funds bear a proportionate share of the amounts applicable to the Underlying Portfolio or Portfolios, to the extent of their investment in the Underlying Portfolio or Portfolios. The Intermediate Duration Portfolio and New York Tax-Free Bond Fund paid no brokerage commissions during the last three fiscal years.

     During the last fiscal year ended October 31, 2007, the Funds acquired securities issued by their regular brokers or dealers, or their parent companies, as reflected in the table below. The following shows the aggregate holdings of the securities of each such issuer as of October 31, 2007. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust's portfolio transactions during the its most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during its most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trust's most recent fiscal year.)

-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
               CS First    Deutsche    Merrill   Morgan     Goldman     JP         Barclays    UBS        Citigroup
               Boston      Bank        Lynch     Stanley    Sachs & Co  Morgan
                           Securities                                   Chase &
                           Corp                                         Co
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Intermediate               $178,781              $673,109   $380,540    $190,622   $141,134    $184,134   $705,977
Duration
Fixed Income
Portfolio
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Core Plus                  $1,174,846            $3,653,077 $2,781,676  $1,444,714 $804,549    $1,207,103 $5,442,194
Fixed Income
Portfolio
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
High Yield
Fixed Income
Portfolio +*
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
New York                               $861,220
Tax-Free
Bond Fund*
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Growth                                                      $1,115,640                         $673,809
Portfolio
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Growth and                             $577,390                         $470,000
Income Fund
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Value                                                                   $1,877,650                        $3,239,163
Portfolio
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Mid-Cap Fund*                          $419,074
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
International  $5,481,917  $15,544,839                                             $5,792,255
Equity
Portfolio
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------
Opportunity
Portfolio++*
-------------- ----------- ----------- --------- ---------- ----------- ---------- ----------- ---------- ----------

+    The High Yield Fixed Income Portfolio commenced  operations on November 18,
     2005.

++   Formerly the Small Cap Equity Portfolio

* The New York Tax-Free Bond Fund, Mid-Cap Fund, Opportunity Portfolio and High Yield Fixed Income Portfolio did not acquire any securities issued by the Funds' regular brokers, dealers or their parent companies.

                               PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures for the respective Trusts relating to disclosure of each Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust's operation or useful to each Trust's shareholders without compromising the integrity or performance of such Trust.

     Pursuant to applicable law, the Trusts are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. These reports are available, free of charge, on the Trusts' website at www.investorfunds.us.hsbc.com.

     The Trusts' website also provides information about each Fund's top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trust may publish the Fund's full portfolio holdings fifteen (15) days after the end of each month. This information is available until updated as of the following month. The information on the Trust's website is publicly available to all categories of persons.

     The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trusts (including the Trust's custodian, the Trust's sub-administrator, Citi; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor's Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust's officers may authorize disclosure of the Trust's holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

     The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Trust's Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

     Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, Bloomberg and Standard & Poor's Corporation.

     No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

     Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

                             INVESTMENT RESTRICTIONS

     The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the Underlying Portfolios, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of a Fund or Portfolio. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or
(ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

ALL FUNDS

     Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

GLOBAL EMERGING MARKETS FUND, CORE FIXED INCOME FUND (CORE FIXED INCOME PORTFOLIO), HIGH YIELD FIXED INCOME FUND (HIGH YIELD PORTFOLIO), AND SHORT DURATION FUND (SHORT DURATION PORTFOLIO)

     As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of its assets in a separate registered investment company with substantially the same investment objectives):

     1.   borrow money, except to the extent permitted under the 1940 Act;

     2.   issue any senior securities, except as permitted under the 1940 Act;

     3. act as underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

     4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

     5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

     6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

     7. purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause
          (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

CORE PLUS FIXED INCOME FUND (CORE PLUS FIXED INCOME PORTFOLIO) / ADVISOR TRUST CORE PLUS FIXED INCOME FUND (CORE PLUS FIXED INCOME PORTFOLIO)

     As a matter of fundamental policy, the Core Plus Fund/Advisor Trust Core Plus Fixed Income Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

     1.   invest in physical commodities or contracts on physical commodities;

     2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     3.   make loans  except:  (i) by purchasing  debt  securities in accordance
          with  its  investment   objective  and  policies,   or  entering  into
          repurchase agreements, and (ii) by lending its portfolio securities;

     4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

     7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio
          (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

     8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
          (Fund) maintains asset coverage of at least 300% for all such borrowings;

     9.   issue senior securities, except as permitted under the 1940 Act.

     In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

     In applying fundamental policy number 8, borrowing for the purposes of meeting redemption requests that in the aggregate constitute 5% or more of the Portfolio's (Fund's) net assets shall be deemed to be borrowings made for emergency purposes.

     The Core Plus Fixed Income Fund / Advisor Trust Core Plus Fixed Income Fund are also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust or Advisor Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives).

     As a matter of non-fundamental policy, the Fund will not:

     1. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

     2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities; or

     3. enter into repurchase agreements exceeding in the aggregate 15% of the market value of its total assets.

INTERMEDIATE DURATION FIXED INCOME FUND

     As a matter of fundamental policy, the Intermediate Duration Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

     1.   invest in physical commodities or contracts on physical commodities;

     2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

     3.   make loans  except:  (i) by purchasing  debt  securities in accordance
          with  its  investment   objective  and  policies,   or  entering  into
          repurchase agreements, and (ii) by lending its portfolio securities;

     4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

     5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

     7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio
          (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

     8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

     9.   issue senior securities, except as permitted under the 1940 Act.

     In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

     The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

     1. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

     2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

NEW YORK TAX-FREE BOND FUND

     As a matter of fundamental policy, the New York Tax-Free Bond Fund may not:

     1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures contracts may be made;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in futures contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

     8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of futures contracts;

     9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this
          Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

     10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

     11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

     For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the SEC, be considered a separate security and treated as an issue of such government, other entity or bank.

     In applying fundamental policy number 1, borrowing for the purposes of meeting redemption requests that in the aggregate constitute 5% or more of the Fund's net assets shall be deemed to be borrowings made for emergency purposes. For purposes of interpreting fundamental policies above, securities deemed to be liquid in accordance with procedures adopted by the Board of Trustees are not included in the limitations set forth in Item 9.

     As a matter of non-fundamental policy:

     1. No futures contract will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund.

     2. The aggregate market value of the futures contracts held for the Fund not exceed 50% of the market value of the Fund's total assets.

Neither of the above restrictions will be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

GROWTH FUND (GROWTH PORTFOLIO) AND VALUE FUND (VALUE PORTFOLIO)

     As a matter of fundamental policy, each of the Growth Fund and Value Fund will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund's or Value Fund's assets in a separate registered investment company with substantially the same investment objective):

     1.   invest in physical commodities or contracts on physical commodities;

     2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

     4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

     5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

     6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

     7.   issue senior securities, except as permitted under the 1940 Act;

     8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer; and

     9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

     As a matter of non-fundamental policy, the Fund will not:

     1. enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options;

     2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

GROWTH AND INCOME FUND

     The Growth and Income Fund observes the following fundamental investment restrictions. Except as otherwise noted, the Fund may not:

     1. purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

     2. with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

     3. engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

     4. effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

     5. borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

     6. invest for the purpose of exercising control over management of any company;

     7. invest more than 10% of its total assets in the securities of other investment companies;

     8. invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

     9. purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

     10. have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

     11. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example,

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

          gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

     12. make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

     For purposes of interpreting fundamental policies above, securities deemed to be liquid in accordance with procedures adopted by the Board of Trustees are not included in the limitations set forth in Item 8.

     The Growth and Income Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Growth and Income Fund will not:

     1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

     2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put options, determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call options written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold, and the aggregate value of securities subject to call options written by the Fund may not exceed 25% of the value of the Fund's net assets; and (d) at the time a put is written, the Fund segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

     3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

     4. enter into repurchase agreements exceeding in the aggregate 10% of the market value of the Fund's total assets.

MID-CAP FUND

     As a matter of fundamental policy, the Mid-Cap Fund may not:

     1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

     2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

     3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

     4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     5. purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

     6. concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one industry;

     7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

     8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

     9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

     10.  invest for the purpose of exercising control or management;

     11. taken together with any investments described in clause (14) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

     12. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     13. write, purchase or sell any put or call option or any combination thereof;

     14. taken together with any investments described in clause (11) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net

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

          assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

     15. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

     16. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

For purposes of interpreting fundamental policies above, securities deemed to be liquid in accordance with procedures adopted by the Board of Trustees are not included in the limitations set forth in Items 11 and 14.

     The Mid-Cap Fund is also subject to the following restriction which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Mid-Cap Fund will not:

     1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

OPPORTUNITY   FUND   (OPPORTUNITY   PORTFOLIO)  AND  ADVISOR   OPPORTUNITY  FUND
(OPPORTUNITY PORTFOLIO)

     As a matter of fundamental policy, the Opportunity Fund and Advisor Opportunity Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust or Advisor Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objective):

     1.   borrow  money or  mortgage  or  hypothecate  assets  of the  Portfolio
          (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     2. underwrite securities issued by other persons except insofar as the Portfolio (Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     3. make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio's (Fund's ) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

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

     5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry;

     6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

     7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

     The Opportunity Fund and Advisor Opportunity Fund are also subject to the following restrictions which may be changed by the respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust or Advisor Trust from investing all of the assets of the Opportunity Fund or Advisor Opportunity Fund in a separate registered investment company with substantially the same investment objective).

     As a matter of non-fundamental policy, the Opportunity Fund and Advisor Opportunity Fund will not:

     1. purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

     2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Portfolio
          (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

     3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO) AND INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

     As a matter of fundamental policy, each of the Overseas Equity Fund and International Equity Fund will not (except that none of the following investment restrictions shall prevent the Investor Trust and Advisor Trust from investing each Fund's assets in a separate registered investment company with substantially the same investment objectives):

     1.   invest in physical commodities or contracts on physical commodities;

     2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

     4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

     5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

     6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

     7.   issue senior securities, except as permitted under the 1940 Act;

     8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

     9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

     The Overseas Equity Fund and International Equity Fund are also subject to the following restrictions which may be changed by their respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust or Advisor Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

     1. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

LIFELINE FUNDS

     As a matter of fundamental policy, each of the LifeLine Funds will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios and the Money Market Fund):

     1.   invest in physical commodities or contracts on physical commodities;

     2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

     3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund's investment objective and policies;

     4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

     5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

     6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

     7.   issue senior securities, except as permitted under the 1940 Act;

     Each of the LifeLine Funds assumes the non-fundamental policies of the Underlying Portfolios in which it invests (except that none of such investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios and the Money Market Fund).

PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act with respect to the Fund's investments in illiquid securities or any borrowings by the Fund.

                             PERFORMANCE INFORMATION

     Each Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [(a - b + 1)(6) - 1]
                                     -----
                                      cd

     where

     a = dividends and interest earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares  outstanding  during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

     Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

     Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

     A Servicing Agent may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Servicing Agent and the investor, with respect to the customer services provided by the Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

     Conversely, each Trust has been advised that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents. Such customers may be able to obtain through their Servicing Agent quotations reflecting such decreased or increased return.

                MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

     The names of the Trustees of the Investor Trust, the Advisor Trust and the Portfolio Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

 NAME, ADDRESS,        POSITION(S)        TERM OF               PRINCIPAL          PORTFOLIOS IN      OTHER
 AND AGE/DATE           HELD WITH       OFFICE AND             OCCUPATION(S)       FUND COMPLEX       TRUSTEE-
   OF BIRTH               FUND          LENGTH OF              DURING PAST 5       OVERSEEN BY      SHIPS HELD BY
   --------               ----          TIME SERVED                YEARS             TRUSTEE*         TRUSTEE
                                        -----------                -----             -------          -------
  NON-INTERESTED
      TRUSTEES

RICHARD A. BREALEY         Trustee        Indefinite;      Emeritus Professor,          39             None
P.O. Box 182845                          March 2005 to       London Business
  Columbus, OH                              present          School (1968 to
  43218                                                      present); Deputy
Date of Birth:                                             Chairman, Balancing
  June 9, 1936                                             and Settlement Code
                                                          Panel (September 2000
                                                               to present)

ALAN S. PARSOW             Trustee        Indefinite;       General Partner of          39             None
  P.O. Box 182845                       1987 to present     Elkhorn Partners,
  Columbus, OH                                               L.P. (a private
  43218                                                         investment
Date of Birth:                                             partnership) (since
  January 16, 1950                                                1989)

LARRY M. ROBBINS           Trustee        Indefinite;       Private Investor;           39             None
P.O. Box 182845                         1987 to present    Director, Center for
  Columbus, OH                                                 Teaching and
  43218                                                    Learning, University
Date of Birth:                                               of Pennsylvania
  December 12, 1938                                             (1999-2006)


MICHAEL SEELY              Trustee        Indefinite;       Private Investor;           39             None
  P.O. Box 182845                       1987 to present    Global Multi Manager
  Columbus, OH                                                   Partners
  43218                                                        (1999-2003);
Date of Birth:                                            President of Investor
  June 7, 1945                                              Access Corporation
                                                               (1981-2003)

THOMAS F. ROBARDS          Trustee        Indefinite;       Partner, Robards &          39          Financial
 P.O. Box 182845                         March 2005 to           Co. LLC                             Federal
  Columbus, OH                              present       (2005-present); Chief                    Corporation
  43218                                                     Financial Officer,                         and
Date of Birth:                                              American Museum of                       Overseas
  June 10, 1946                                           Natural History (2003                    Shipholding
                                                             to 2004); Chief                          Group
                                                            Financial Officer,
                                                             Datek Online Inc.
                                                              (2000 to 2002)

INTERESTED TRUSTEE

STEPHEN J. BAKER           Trustee        Indefinite;        Chief Executive            39             None
 P.O. Box 182845                        2004 to present       Officer, HSBC
  Columbus, OH                                              Investments (USA)
  43218                                                     Inc. and Executive
Date of Birth:                                             Vice President, HSBC
  June 23, 1956                                            (USA), N.A. (2003 to
                                                              present); Chief
                                                             Executive Officer,
                                                           HSBC Asset Management
                                                              (Canada) Limited
                                                               (1998 to 2003)

EMERITUS TRUSTEE

FREDERICK C. CHEN        Emeritus       Until March        Management Consultant        39             None
P.O. Box 182845          Trustee        31, 2009;            (1988 to present)
Columbus, OH 43218                      Trustee from
Date of Birth:                          1990 to June,
  April 22, 1927                        2005

     Includes both the Fund and the Underlying Portfolio for Funds with a master/feeder structure.


     The names of the officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below.

 NAME, ADDRESS, AND           POSITION(S)       TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S)
 AGE/DATE OF BIRTH             HELD WITH          LENGTH OF TIME              DURING PAST 5 YEARS
 -----------------               FUND                 SERVED                  -------------------
                                 ----                 ------

RICHARD A. FABIETTI              President     Indefinite; March 2004       Senior Vice President, Head
  452 Fifth Avenue                                   to present             of Product Management, HSBC
  New York, NY 10018                                                        Investments (USA) Inc. (1998
  Date of Birth:                                                                    to present).
  October 8, 1958

ELBA VASQUEZ                 Vice President    Indefinite; March             Vice President of Product
452 Fifth Avenue                                2006 to present                 Administration, HSBC
New York, NY 10018                                                          Investments (USA) Inc. (2005
Date of Birth: December                                                     to present); Vice President
14, 1961                                                                   of Client Services, Citi Fund
                                                                            Services Ohio, Inc. (1996 to
                                                                                       2005).

TROY SHEETS*                   Treasurer         Indefinite; 2004 to           Employee of Citi Fund
  3435 Stelzer Road                                    present              Services Ohio, Inc. (2002 to
  Columbus, OH 43219-3035                                                    present); Senior Manager,
  Date of Birth:                                                              KPMG LLP (1993 to 2002).
  May 29, 1971

GARY A. ASHJIAN*               Secretary         Indefinite; December       Assistant Vice President,
  100 Summer Street                                 2007 to present         Citi Fund Services Ohio,
  Suite 1500                                                                 Inc. (November 2006 -
  Boston, MA 02110                                                           Present); Senior Legal
  Date of Birth:                                                            Product Manager, Pioneer
  April 17, 1959                                                            Investments (June 2004 -
                                                                             November 2006); Putnam
                                                                            Investments, Legal Product
                                                                             Manger (September 1993 -
                                                                                     June 2004)

FREDERICK J. SCHMIDT*        Chief Compliance    Term expires 2008;         Senior Vice President and
  585 Stewart Avenue              Officer          2004 to present          Chief Compliance Officer, CCO
  Garden City, NY 11530                                                      Services of Citi Fund
  Date of Birth:                                                            Services Ohio, Inc. (2004 to
  July 10, 1959                                                             present); President, FJS
                                                                            Associates (2002 to 2004);
                                                                             Vice President Credit
                                                                            Agricole Asset Management,
                                                                              U.S. (1987 to 2002)

* Messrs. Sheets, Schmidt and Ashjian also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

BOARD OF TRUSTEES

     Overall responsibility for management of each Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust's Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.

     The Trusts have established a Trustee Emeritus Program pursuant to which the Board may offer a retiring Trustee the opportunity to serve in an advisory or similar capacity for a maximum amount of time determined by multiplying the number of years of service as Trustee by 25%. While serving in such capacity, the Trustee Emeritus is encouraged to attend and participate in meetings of the Board of Trustees and designated Committees but shall have no vote on any matters before the Board or Committee. A Trustee Emeritus is compensated for service in accordance with the regular Trustee compensation schedule. Frederick
C. Chen serves as an Emeritus Trustee of each Trust.

COMMITTEES

     The Trustees of each Trust have established an Audit Committee, a Valuation Committee, Nominating and Corporate Governance Committee and an Investment Practices Committee for the Trust. The information below about the Committees of the Board applies to each Trust. Mr. Chen, in his capacity as Emeritus Trustee, does not participate on any committee.

AUDIT COMMITTEE

     The Audit Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Thomas F. Robards, Alan S. Parsow, Larry M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Robards. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and

(v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held four meetings during the last fiscal year.

     VALUATION COMMITTEE

     The Valuation Committee includes at least one of the Independent Trustees and representatives from HSBC Investments (USA) Inc. and Citi. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of each Trust held one meeting during the last fiscal year.

     NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Corporate Governance Committee, which is comprised entirely of Independent Trustees, includes Richard A. Brealey, Alan S. Parsow, Larry M. Robbins, Michael Seely and Thomas F. Robards. The Committee is currently chaired by Mr. Seely. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. The Nominating and Corporate Governance Committee held one meeting during the last fiscal year.

     INVESTMENT PRACTICES COMMITTEE

     The  Investment  Practices  Committee,   which  is  comprised  entirely  of
Independent Trustees, is chaired by Mr. Brealey. The Committee will oversee processes related to portfolio management. The Committee is newly formed and had no meetings during the last fiscal year.


FUND OWNERSHIP

     Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds of the Trusts (which includes the other funds of the Trust in addition to the Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2007.


                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT
                      DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY    COMPANIES OVERSEEN BY TRUSTEE IN
                        SECURITIES IN THE           SECURITIES IN THE                  FAMILY OF
NAME OF TRUSTEE           ADVISOR TRUST              INVESTOR TRUST              INVESTMENT COMPANIES
---------------           -------------              --------------              --------------------

NON-INTERESTED
TRUSTEES

Richard A.
  Brealey                      None                       None                           None

Frederick C.         Advisor Opportunity Fund
  Chen (Emeritus        $50,001-$100,000;
  Trustee)          International Equity Fund
                         $50,001-$100,000                 None                       Over $100,000

Alan S. Parsow                 None                       None                           None


                                                      Value Fund
                                                   $10,001 - $50,000
                                                      Growth Fund
                                                     $1 - $10,000
                                                 Overseas Equity Fund
                                                   $10,001 - $50,000
                                                 U.S. Government Money
                                                      Market Fund
Larry M. Robbins               None                 $10,000 - $50,000             $50,001 - $100,000

Michael Seely                  None                       None                           None

Thomas Robards                 None                       None                           None

INTERESTED TRUSTEE

Stephen J. Baker               None                       None                           None

     As of February 1, 2008, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

TRUSTEE AND OFFICER COMPENSATION

     The Trusts, in the aggregate, pay each Trustee who is not an "interested person" of the Trusts (as defined in the 1940 Act) an annual retainer of $35,000 and a fee of $5,000 for each regular meeting of the Board of Trustees, a fee of $3,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Robbins, as Chairman of the Board, receives an annual retainer of $47,000 and a fee of $9,000 for each regular meeting attended. Additionally, the Trusts pay each Trustee who is not an "interested person" an annual retainer of $3,000 for each Committee on which such Trustee serves as a Committee Member, or $4,000 for Committee Chairs, and also pays each Committee Member $3,000 for each Committee meeting attended. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2007, the following compensation was paid to the Trustees.


-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
                                                NON -
                                              INTERESTED                                         INTERESTED
                                               TRUSTEES                                          TRUSTEE
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
   COMPENSATION                                                          THOMAS F.   RICHARD A.
  FROM THE FUNDS^    FREDRICK      ALAN S.     LARRY M.      MICHAEL      ROBARDS     BREALEY     STEPHEN
                    C. CHEN (1)    PARSOW      ROBBINS        SEELY                               J. BAKER

-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Intermediate
Duration Fixed       $41.65      $77.69       $99.45       $82.37       $83.20       $73.30
Income Fund
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Core Plus Fixed      $41.34      $79.51       $102.38      $84.53       $85.39       $74.96
Income Fund
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
High Yield Fixed     $20.71      $38.13       $48.65       $40.40       $40.74       $35.83
Income Fund
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
New York Tax -
Free Bond Fund       $287.79     $544.58      $699.33      $578.21      $583.69      $513.19
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Growth Fund          $106.55     $212.38      $274.71      $226.23      $228.08      $198.85
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Growth and Income
Fund                 $223.36     $423.29      $543.11      $449.03      $452.78      $397.94
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Mid - Cap Fund       $138.15     $266.44      $342.94      $283.01      $285.08      $249.43
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Overseas Equity
Fund                 $52.25      $93.40       $118.34      $98.56       $99.31       $87.87
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Opportunity Fund     $59.79      $106.15      $134.46      $111.85      $113.21      $100.56
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Value Fund           $118.48     $234.62      $303.31      $249.95      $251.92      $219.62
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Core Plus Fixed
Income Fund          $189.26     $358.55      $460.63      $380.83      $384.50      $337.78
(Advisor)
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
International
Equity Fund          $718.68     $1,413.80    $1,823.78    $1,505.16    $1,516.93    $1,322.25
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Opportunity Fund
(Advisor)+            $418.74     $770.95      $987.16      $818.36      $827.10      $725.18
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
LifeLine
Aggressive Growth
Strategy Fund        $19.71      $39.73       $51.31       $42.30       $42.57       $36.90
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
LifeLine Growth
Strategy Fund        $58.89      $118.42      $153.18      $126.25      $127.17      $110.40
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
LifeLine Moderate
Growth Strategy
Fund                 $61.82      $123.55      $159.65      $131.67      $132.65      $115.23
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
LifeLine
Conservative
Growth Strategy
Fund++
                     $15.66      $30.98       $40.01       $32.98       $33.22       $29.03
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
LifeLine
Conservative
Income Strategy
Fund                 $5.36       $10.47       $13.54       $11.16       $11.24       $9.77
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Pension Or
  Retirement
  Benefits
  Accrued As
  Part Of The
  Funds'
  Expenses (2)       None        None         None         None         None         None
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Estimated Annual
  Benefits Upon
  Retirement         None        None         None         None         None         None
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------
Total
  Compensation
  From  Funds And
  Fund
  Complex(3)
  Paid To
  Trustees           $51,250     $100,000     $128,000     $106,000     107,000      $94,000
-------------------- ----------- ------------ ------------ ------------ ------------ ----------- ------------

^ For each of the Feeder Funds and LifeLine Funds, the amounts are calculated based upon the Fund's proportionate share of the amounts charged to the Underlying Portfolio or Portfolios in which the Fund invests.

+    Formerly the Small Cap Equity Fund.

++   Merged into the Lifeline  Conservative  Growth  Strategy Fund on October 5,
     2007

(1) Mr. Chen is an Emeritus Trustee. He currently receives the same annual retainer as the other Trustees but receives no Committee retainers or per-meeting fees, except a per diem fee of up to $3,000 per day for attendance at any meetings.

(2) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.

(3) For these purposes, the Fund Complex consisted of 39 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, and offshore feeder funds, as of October 31, 2007. HSBC Investor Funds includes 7 money market funds covered by a separate SAI.

     None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trusts and Citi, Citi makes a Citi employee available to serve as the Trusts' Chief Compliance Officer. Under the Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which Citi employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Agreement, the Trusts currently pay Citi $250,800(1) per annum, plus certain out of pocket expenses.

     Citi pays the salary and other compensation earned by any such individuals as employees of Citi.


PROXY VOTING

     The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Subadvisers. The Proxy Voting Policies (or summaries thereof) of the Trusts and the Adviser and Subadvisers are attached as Appendices D-K.

     Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2007 is available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds' website at www.investorfunds.us.hsbc.com, and (iii) on the SEC's website at http://www.sec.gov.


---------------
* This amount reflects an adjustment annually, commencing on the one-year anniversary of the date of the Compliance Service Agreement between Citi and the Trusts. The adjustment is measured by the percentage increase in consumer prices for services as measured by the United States Consumer Price Index titled "All Service Less Rent of Shelter" or a similar index should such index no longer be published.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     HSBC Investments (USA) Inc. is the investment adviser to each Fund (or its Underlying Portfolio) pursuant to an investment advisory contract (the "Advisory Contract") with the Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, which is accrued daily and paid monthly, and which is based on the Fund's or Portfolio's daily net assets, at an annual rate as set forth below. In the case of the Equity Portfolios, these amounts do not include sub-advisory fees payable by the Trust to the respective subadvisers. In the case of the Income Funds, these amounts are inclusive of any sub-advisory fees that the Adviser pays to an affiliated Subadviser.

         FUND OR PORTFOLIO*                    ASSET RANGE            FEE
         -----------------                     -----------            ---

Core Fixed Income Portfolio                    on all Assets         0.40%

Core Plus Portfolio                            0-50 million          0.575%
                                               50-95 million         0.450%
                                              95-150 million         0.200%
                                              150-250 million        0.400%
                                               250+ million          0.350%

High Yield Fixed Income Portfolio              on all Assets         0.60%

Intermediate Duration Portfolio                on all Assets         0.40%

Short Duration Portfolio                       on all Assets         0.40%

New York Tax-Free Bond Fund                    on all Assets         0.25%

Growth Portfolio                               on all Assets        0.175%**

Growth and Income Fund                         on all Assets        0.25%**

Mid-Cap Fund                                   on all Assets        0.25%**

International Equity Portfolio                 on all Assets        0.25%**

Opportunity Portfolio                          on all Assets        0.25%**

Value Portfolio                                on all Assets        0.175%**

Global Emerging Markets Fixed Income Fund      on all Assets         0.60%

         LIFELINE FUNDS*                                          FEE
         --------------                                           ---

Aggressive Growth Strategy Fund           on all Assets          0.05%
Growth Strategy Fund                      on all Assets          0.05%
Moderate Growth Strategy Fund             on all Assets          0.05%
Conservative Growth Strategy Fund         on all Assets          0.05%


     * The Feeder Funds pursue their investment objectives by investing all of their assets in a corresponding Underlying Portfolio, and do not have their own investment management agreement with the Adviser. In such cases, all investment management fees are paid by the Underlying Portfolio, but are borne indirectly by the holders of interests in the Feeder Fund. The LifeLine Funds have their own investment management agreement with the Adviser, and also bear their proportionate share of investment management fees charged to the Underlying Portfolios in which the LifeLine Funds invest.

     ** Each of the Equity Funds pays an additional sub-advisory fee to the Fund's Subadviser at rates described below under "Subadviser." The Adviser has agreed in writing to waive 0.05% of its advisory fee with respect to the Growth and Income Fund and the Mid-Cap Fund until at least March 1, 2009.

     For the fiscal years ended October 31, 2007, 2006 and 2005, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds or the Portfolios were as follows (in the case of the Feeder Funds and LifeLine Funds, advisory fees paid by each Underlying Portfolio were borne indirectly by the Fund to the extent of its interest in the Underlying Portfolio):

                        FUND                               2007                2006              2005
                        ----                               ----                ----              ----
  Intermediate Duration Fixed Income Portfolio            $75,588            $92,601           $197,360^
  Core Plus Fixed Income Portfolio                       $536,695            $521,319          $620,549^
  High Yield Fixed Income Portfolio**                     $78,518            $56,612              n/a
  New York Tax-Free Bond Fund                            $156,682            $163,986          $177,804^
  Growth Portfolio                                       $350,983            $274,052          $259,397^
  Growth and Income Fund***                              $293,414           $283,995^          $949,771^
  Mid-Cap Fund***                                        $230,741           $213,550^          $508,508^
  Value Portfolio                                        $403,225            $316,677          $328,104^
  International Equity Portfolio                        $2,579,245          $1,905,467        $1,568,100
  Opportunity Portfolio                                 $1,751,650          $1,868,748        $2,284,219^
  LifeLine Aggressive Growth Strategy Fund*               $4,939             $2,028^             $260^
  LifeLine Growth Strategy Fund*                          $14,697            $6,556^            $1,033^
  LifeLine Moderate Growth Strategy Fund*                 $15,332            $7,689^            $1,305^
  LifeLine Conservative Growth Strategy Fund*             $3,893             $2,208^             $432^

^ Expense does not include deductions for waivers.
* For the LifeLine Funds, the amounts set forth for 2005 and 2006 reflect the direct advisory fees accrued by the Funds, but these amounts were waived. LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.
**The High Yield Portfolio commenced operations on November 18, 2005. *** Effective April 18, 2005, the Growth and Income Fund and the Mid-Cap Fund approved new advisory arrangements pursuant to which the overall advisory fees payable by the Funds increased by 0.05% and 0.20% of the Fund's average daily net assets, respectively.

    The  Adviser or its  affiliates  may,  out of their own  resources, assist in marketing the Funds' shares.  Without limiting the foregoing, the Adviser may, out of its own  resources  and without cost to a Fund,
make  both  cash  and   non-cash   payments   to   selected   financial
intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

    The Investment Advisory Contract for each Fund or Portfolio ("Advisory Contract") will continue in effect through December 31, 2008. Thereafter, the Advisory Contract will continue in effect with respect to each Fund or Underlying Portfolio for successive periods not to exceed one (1) year, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

    The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC Bank"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

    The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more subadvisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to each Trust and the Portfolio Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes to each Trust's and the Portfolio Trust's Board of Trustees periodic reports on the investment performance of each Fund and Portfolio.

    If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust, it is expected that the relevant Board or Boards of Trustees would recommend to the Fund's or the Portfolio's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

    The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

    Each Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 120 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees subadvisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in a subadviser to the appropriate Trust's Board of Trustees.

SUBADVISERS

    For each of the Funds, as listed below, the Adviser has retained a subadviser (a "Subadviser") which is responsible for the investment management of the Fund's or Underlying Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund or Portfolio directly with the issuers or with brokers or dealers selected by the Subadviser in its discretion.

    The investment advisory services of each Subadviser are not exclusive under the terms of its sub-advisory agreement. The Subadviser is free to and does render investment advisory services to others.

    The Subadviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the relevant Fund.

    INCOME FUNDS

    Halbis Capital Management (USA) Inc. ("Halbis"), located at 452 Fifth Avenue, New York, NY 10018, serves as the Subadviser of each of the Fixed Income Feeder Funds, the Global Emerging Markets Fund, and the New York Tax-Free Bond Fund. Prior to the date of this SAI, the Income Funds that had previously commenced operations were managed by the Adviser.

    For its services to each Fund, the Subadviser receives a fee from the Adviser based on the Fund's average daily net assets. This sub-advisory fee is 0.20% for all Funds except the Core Fixed Income Portfolio, and is 0.15% for the Core Fixed Income Portfolio.

    GROWTH FUND (GROWTH PORTFOLIO)

    Waddell & Reed Investment Management Company ("Waddell & Reed"),  located at
6300  Lamar  Avenue,   Overland  Park,  KS  66202,  serves  as  the  Portfolio's
Subadviser.

    Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the NYSE.

    For its services, the Subadviser receives a fee based on the Portfolio's average daily net assets at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.

    For the fiscal years ended October 31, 2007, 2006 and 2005 the Portfolio paid sub-advisory fees of $221,903, $176,648 and $167,928, respectively.

    GROWTH AND INCOME FUND

    Transamerica Investment Management, LLC ("Transamerica") is the Subadviser of the Growth and Income Fund.

    Transamerica, located at 11111 Santa Monica Boulevard, Suite 820, Los Angeles, California, 90025, is a majority-owned and controlled subsidiary of Transamerica Investment Services, Inc. For its services, the Subadviser receives a fee equal on an annual basis to 0.35% of the Fund's average daily net assets.

    For the fiscal years ended October 31, 2007 and 2006 the Fund paid sub-advisory fees of $171,158 and $165,664, respectively and for the period April 18, 2005 (commencement of Subadviser's services) through October 31, 2005, the Fund paid sub-advisory fees of $251,298.. Prior to April 18, 2005, the Adviser managed the Fund directly without a Subadviser.

    MID-CAP FUND

    Munder Capital Management ("Munder") is the Subadviser of the Mid-Cap Fund.

    Munder, founded in 1985, is located at Munder Capital Center, 480 Pierce Street, Birmingham, Michigan, 48009-6063. As of September 30, 2007, the ownership of Munder is comprised as follows: Munder employees hold partnership units representing 21.8% of the firm's value, with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 65.9% of the firm's value; and other minority-interest investors hold units totaling 12.3% of the value. For its services, the Subadviser receives a fee equal on an annual basis to 0.50% of the Fund's average daily net assets.

    For the fiscal year ended October 31, 2007 and 2006 and for the period April 18, 2005 (commencement of Subadviser's services) through October 31, 2005, the Fund paid sub-advisory fees of $153,828, $142,367 and $127,348, respectively. Prior to April 18, 2005 the Adviser managed the Fund directly without a Subadviser.

    INTERNATIONAL EQUITY FUND AND OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

    AllianceBernstein L.P. ("AllianceBernstein") is the Subadviser to the International Equity Portfolio. AllianceBernstein is located at 1345 Avenue of the Americas New York, NY 10105.

    For its services, AllianceBernstein receives a fee based on the Portfolio's average daily net assets, at the annual rate of 0.765% of net assets up to $10 million, 0.675% of net assets over $10 million up to $25 million, 0.54% of net assets over $25 million up to $50 million, and 0.45% of net assets over 50 million up to $100 million, and 0.36% of net assets over $100 million.

    For the fiscal years ended October 31, 2007, 2006 and 2005, sub-advisory fees from the Portfolio aggregated $1,595,027, $1,197,387and $998,252, respectively. Prior to January 31, 2004, Capital Guardian Trust Company was the subadviser to the Portfolio.

    OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

    Westfield Capital Management Company, LLC ("Westfield"), is the Opportunity Portfolio's Subadviser. Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in domestic growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield uses a team approach to investment management. The team consists of 14 professionals with an average 17 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts. For its services, the Subadviser receives a fee equal on an annual basis to 0.55% of the Portfolio's average daily net assets.

    For the fiscal years ended October 31, 2007, 2006and 2005, the Portfolio paid sub-advisory fees equal to $1,204,260, $1,284,765and $1,570,402, respectively. Prior to January 19, 2003, MFS Institutional Advisers, Inc. was the subadviser to the Portfolio.

    VALUE FUND (VALUE PORTFOLIO)

    NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 16th Floor, Los Angeles, CA 90067, serves as the Value Portfolio's Subadviser.

    NWQ is an indirect, wholly owned subsidiary of Nuveen Investments, Inc. (Nuveen). See below for NWQ ownership description.

    On November 13, 2007, Nuveen was acquired by investors led by Madison Dearborn Partners, LLC ("MDP"). MDP is a private equity investment firm based in Chicago, Illinois.

    Merrill Lynch & Co. and its affiliates ("Merrill Lynch"), as a significant member of the MDP investor group, is now an "affiliated person" (as that term is defined in the 1940 Act) of NWQ and the HSBC Investor Value Fund. As a result, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and is subject to other limitations in transacting with Merrill Lynch. NWQ and the Fund do not believe that any such prohibition or limitations will have a materially adverse effect on the Fund's ability to pursue their investment objectives and policies.

    For its services, the Subadviser receives a fee based on the Portfolio's average daily net assets, at the annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion, and 0.25% of net assets over $1 billion.

    For the fiscal years ended October 31, 2007, 2006and 2005, the Portfolio paid sub-advisory fees equal to $268,817, $211,118 and $218,736, respectively.

PORTFOLIO MANAGERS

    The Prospectus identifies the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds or its Underlying Portfolio (the "portfolio manager(s)"). This section of the SAI contains certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. This section is broken down into two parts, the first which covers the Income Funds managed by Halbis, and the second part covers the Equity Funds managed by various other Subadvisers. In each section, there is information in a tabular format, as of October 31, 2007 (unless a more recent date is indicated), about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

    Each of the tables below shows the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.


INCOME FUNDS MANAGED BY HALBIS


                                                                                          OTHER ACCOUNTS WITH
                                                                                        PERFORMANCE -BASED FEES/
                                      OTHER ACCOUNTS MANAGED                            TOTAL ASSETS IN ACCOUNTS
                    -------------------------------------------------------------------------------------------------------
                            OTHER                                                    NUMBER &
     NAMES OF            REGISTERED         OTHER POOLED                              TYPE OF           TOTAL ASSETS
    PORTFOLIO            INVESTMENT          INVESTMENT                               ACCOUNTS            IN SUCH
   MANAGERS ON            COMPANIES           VEHICLES                                IN THIS             ACCOUNTS,
       TEAM               ("RICS")            ("PIVS")          OTHER ACCOUNTS        CATEGORY             IF ANY
------------------- -------------------- ------------------- -------------------- ------------------ -----------------------
FIXED INCOME
FEEDER FUNDS,
EXCEPT HIGH YIELD
FUND:
                                             1 Account           11 Accounts
Suzanne Moran*            None               $77,904,990         $1,856,294,477         None                  n/a
                                                                 1 Account
Jerry Samet               None                None               $129,000,000           None                  n/a

NEW YORK TAX-FREE
BOND FUND:
                                                                 1 Account
Jerry Samet               None                None             $129,000,000             None                  n/a

HIGH YIELD FUND:
Richard J.            1 Sub-advised       Account               5 Accounts              None                  n/a
Lindquist,*(1) and     Mutual Fund      $5,442,998             $356,645,594
team members         $40,667,799,000
listed below:
Michael J. Dugan*
Philip L. Schantz*

                                                                                          OTHER ACCOUNTS WITH
                                                                                        PERFORMANCE -BASED FEES/
                                      OTHER ACCOUNTS MANAGED                            TOTAL ASSETS IN ACCOUNTS
                    -------------------------------------------------------------------------------------------------------
                            OTHER                                                    NUMBER &
     NAMES OF            REGISTERED         OTHER POOLED                              TYPE OF           TOTAL ASSETS
    PORTFOLIO            INVESTMENT          INVESTMENT                               ACCOUNTS            IN SUCH
   MANAGERS ON            COMPANIES           VEHICLES                                IN THIS             ACCOUNTS,
       TEAM               ("RICS")            ("PIVS")          OTHER ACCOUNTS        CATEGORY             IF ANY
------------------- -------------------- ------------------- -------------------- ------------------ -----------------------
GLOBAL EMERGING
MARKETS FIXED
INCOME FUND:
                            1             7 Accounts -         4 Accounts -      5 Accounts - 2        $677,637,363
Peter N. Marber*       $39,652,521        $651,257,878         $534,894,102,        PIVs; 1
and Team Members                                                                   segregated
listed below:
Michael Gagliardi*
Denise S. Simon*

* For each additional account listed, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the prospectus in relation to the Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed. For each team, the information is the same for each team member.

(1) Mr. Lindquist reports to the Global Head of Fixed Income Investments, and the other portfolio managers report to Mr. Lindquist.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

    As employees of Halbis, an affiliate of the Adviser, the portfolio managers are compensated by Halbis for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser's employees.

    The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

    Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager's assessment of the employee's performance, taking into account the relevant business unit's financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser's profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

    GLOBAL EMERGING MARKETS FIXED INCOME FUND

    As employees of Halbis, the portfolio managers are compensated by Halbis for their services as set forth above, except that compensation includes a bonus payable under an incentive compensation plan (the "Bonus Plan") whereby bonuses are based on a formula which includes elements relating to performance and other financial considerations, and such bonuses are subject to certain guarantees. The Bonus Plan also provides for the payment of discretionary bonuses.

    FUND OWNERSHIP OF PORTFOLIO MANAGERS

    None of the portfolio managers beneficially owned shares of the Fund or Funds they manage as of October 31, 2007.

POTENTIAL CONFLICTS OF INTEREST

    Actual or potential conflicts of interest may arise from the fact that the Adviser (which for purposes of this discussion includes Halbis) and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds ("Other Clients"). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

    The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser's clients for whom participation in such transaction is deemed appropriate by the Adviser.

    Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser's overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

    The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

    Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser's Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

    Because portfolio managers of the Adviser manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

         EQUITY FUNDS MANAGED BY OTHER SUBADVISERS

    Set forth below is information about the portfolio managers of the Equity Funds, which utilize the Subadvisers indicated.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

    Unless otherwise noted, none of the portfolio managers of the respective Equity Funds owned shares of the Fund or Funds they manage, as of October 31, 2007.

      ALLIANCEBERNSTEIN (SUBADVISER TO THE INTERNATIONAL EQUITY PORTFOLIO)
------------------------------------------------------------------------------------------------------------------------------------
Name of Portfolio               Number of Other Accounts Managed              Number of Accounts and Total Assets for
Manager                         and Total Assets by Account Type              Which Advisory Fee is Performance Based
                     ---------------------------------------------------------------------------------------------------------------
                       Registered        Other Pooled                         Registered     Other Pooled
                       Investment         Investment                          Investment     Investment
                        Companies          Vehicles        Other Accounts      Companies       Vehicles       Other Accounts
------------------------------------------------------------------------------------------------------------------------------------
Bernstein Global            51                87                512                2               1                48
Value Investment
Policy Group
                     ---------------------------------------------------------------------------------------------------------------
                      $51,544,000,000   $31,506,000,000   $131,139,000,000   $5,983,000,000   $820,000,000     $15,995,000,000
------------------------------------------------------------------------------------------------------------------------------------


(1) The information provided is for the Bernstein Global Value Investment Policy Group. The portfolio managers listed are the individuals on the team that have the most responsibility for the day-to-day management of the Portfolio.

PORTFOLIO MANAGER COMPENSATION STRUCTURE


     Compensation for AllianceBernstein investment professionals typically consists of base salary and incentive compensation. The bonus pool is a function of AllianceBernstein's pre-tax, pre-bonus profitability and is allocated by AllianceBernstein's Compensation Committee. AllianceBernstein requires that approximately 40% of annual incentive compensation for the professional staff be taken in deferred form with four-year vesting and that at least half of this amount be placed in AllianceBernstein 's investment services. Total compensation packages are competitive by industry standards. The mix of remuneration elements varies according to the seniority of employees.

     More specifically, as far as the compensation of AllianceBernstein analysts is concerned, chief investment officers, senior portfolio managers and directors of research from all parts of the world evaluate the performance of AllianceBernstein's analysts. The results are used as a basis for pay awards. Three main criteria are used to evaluate AllianceBernstein's growth equity and fixed income analysts: the performance of their research recommendations and their advocacy of those recommendations; the quality of their research; and their productivity. Three main criteria are used to evaluate AllianceBernstein's value equity analysts: the analyst's breadth and depth of research knowledge; the level of attentiveness to forecasts and market movements; and the quantitative review of productivity. Regarding portfolio management compensation, pay levels are determined using a combination of objective performance measures (such as unit profitability and corporate performance) and more subjective factors. In the latter area, AllianceBernstein makes an assessment of contribution made by the individual to AllianceBernstein's clients' performance and to the firm. Considerations include: the individual's involvement in the research process and in other aspects of portfolio management; his or her success in establishing and maintaining client relationships; ability to attract talent and build a team of staff; and managerial skills.

     AllianceBernstein continues to review ways to best align portfolio manager and analyst compensation with client investment returns. AllianceBernstein will continue to make revisions to their policies in this area as they deem appropriate.

POTENTIAL CONFLICTS OF INTEREST

     AllianceBernstein, as an Investment Adviser registered with the US Securities and Exchange Commission ("SEC"), and as a fiduciary to its various clients, has adopted several specific statements of policy and procedure designed to reduce or eliminate potential conflicts of interest that may arise from time to time. These policies apply to all AllianceBernstein employees.

     For example, AllianceBernstein has adopted a Code of Business Conduct and Ethics regarding personal investing of its employees and Statements on Ethics covering outside business affiliations, transactions with family members and related parties, receipt of and giving of gifts and entertainment and proxy voting. These policy statements are distributed and acknowledged by employees no less frequently than annually and are delivered to all new employees upon hire.

     In addition to various trading restrictions, and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of three designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein's Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.

     Please refer to Appendix G, AllianceBernstein Code of Business Conduct and Ethics ("Code of Ethics") and AXA Statement on Ethics for additional details. AllianceBernstein's Code of Ethics was written pursuant to Rule 17(j)(1) of the Investment Company Act of 1940.

     In addition AllianceBernstein has a Statement of Policy and Procedure Regarding Consultant Conflicts of Interest. On occasion, AllianceBernstein Institutional Investments purchases data, research, conference attendance and other services or products from certain institutional asset management consultants that conduct searches and recommend money managers to prospective institutional clients. While the sale of such products and services may be profitable to consultants, and such profit, if any, may indirectly reduce the cost of the consulting services to prospective institutional clients, AllianceBernstein does not purchase such services and products unless the firm has made a good faith determination that they will provide the firm with
industry  data  and/or  proper   assistance  in  marketing   AllianceBernstein's
services.

     In addition, AllianceBernstein has designated a senior attorney in our Legal and Compliance Department, Adam Spilka, as Conflicts Officer. Identifying conflicts of interest, both actual and potential, is an ongoing process. The position reports to Mark Manley, Chief Compliance Officer.

     These policies are constructed and implemented by the Legal and Compliance Department in coordination with the relevant business areas.


                                MUNDER (SUBADVISER TO THE MID-CAP FUND)

--------------------------------------------------------------------------------------------------------------
Name of                     Number of Other Accounts Managed and               Number of Accounts and Total
Portfolio                    Total Assets by Account Type as of                Assets for Which Advisory Fee
Manager                               December 31, 2006                            is Performance Based
                 ---------------------------------------------------------------------------------------------
                   Registered       Other Pooled     Other Accounts  Registered   Other Pooled      Other
                   Investment        Investment                      Investment    Investment      Accounts
                   Companies          Vehicles                        Companies     Vehicles
--------------------------------------------------------------------------------------------------------------
Tony Y. Dong           7                 50                28             --             --             --
                 ---------------------------------------------------------------------------------------------
                  4.87 billion      1.51 billion     428.1 million        --             --             --
--------------------------------------------------------------------------------------------------------------
Brian S.               7                 52                35             --             --             --
Matuszak
                 ---------------------------------------------------------------------------------------------
                  4.91 billion      1.53 billion     433.7 million        --             --             --
--------------------------------------------------------------------------------------------------------------
Andy Y. Mui            6                 50                33             --             --             --
                 ---------------------------------------------------------------------------------------------
                  4.86 billion      1.51 billion     425.8 million        --             --             --
--------------------------------------------------------------------------------------------------------------
George L.              6                 50                27             --             --             --
Sanders II
                 ---------------------------------------------------------------------------------------------
                 4.86 billion       1.51 billion     425.3 million        --             --             --
--------------------------------------------------------------------------------------------------------------
Geoff Wilson           6                 57                76             --             --             --
                 ---------------------------------------------------------------------------------------------
                 4.86 billion       1.64 billion     539.5 million        --             --             --
---------------- --------------- ------------------- --------------- ------------ -------------- -------------

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The compensation package for all members of Munder's portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Certain portfolio managers may also receive variable bonus compensation or performance-based fees. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

     Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

     Members of Munder's portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

     Certain portfolio managers are eligible to receive variable bonus compensation based on fees received by Munder for all accounts, including any Munder Fund, managed by the portfolio manager pursuant to a specific investment style. In certain instances, such compensation is conditioned upon a minimum asset level in the investment discipline. In certain instances, such compensation is based on the investment performance of accounts managed by such portfolio manager pursuant to a specific investment style, provided the performance of the related Munder Fund or investment style composite exceeds the performance of the related index on a compound annual basis over a stated period.

     Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005.
Effective January 2, 2007, key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital Management.
Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

POTENTIAL CONFLICTS OF INTEREST

     PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital Management and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"), as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

     o POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

          If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

     o    POTENTIAL  CONFLICTS  RELATING TO MANAGING  MULTIPLE ADVISED ACCOUNTS:
          Even if there is no  financial  or other  advantage  to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

          Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

     Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Munder or Pierce Street will achieve their intended result.

                                      NWQ (SUBADVISER TO THE VALUE PORTFOLIO)

-----------------------------------------------------------------------------------------------------------------------
Name of                    Number of Other Accounts Managed and               Number of Accounts and Total Assets for
Portfolio                      Total Assets by Account Type                   Which Advisory Fee is Performance Based
Manager
                -------------------------------------------------------------------------------------------------------
                   Registered     Other Pooled    Other Accounts     Registered    Other Pooled      Other Accounts
                   Investment      Investment                        Investment     Investment
                   Companies        Vehicles                          Companies      Vehicles
-----------------------------------------------------------------------------------------------------------------------
Jon D. Bosse,          7               11              45,619            --              --                   9
CFA*
                -------------------------------------------------------------------------------------------------------
                 $1,813,253,258   $1,346,612,450   $26,201,435,988       --              --            $695,708,135.30
-----------------------------------------------------------------------------------------------------------------------
Craig O.               --                5                98              --              --                   --
Bailey, Jr.*
                -------------------------------------------------------------------------------------------------------
                       --          $187,201,520     $1,983,196,683        --              --                   --
--------------- ---------------- --------------- ------------------ ------------- --------------- ---------------------

* Mr. Bosse and Mr. Bailey co-manage many of NWQ's client accounts.


PORTFOLIO MANAGER COMPENSATION STRUCTURE

     NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program includes the following components: (1) base salary, and (2) annual bonus.

     Bonus. The annual bonus can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contributions as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic. The Russell 1000 Value is the primary benchmark for the large cap value strategy accounts by which the portfolio managers' bonus compensation is generally measured. Jon Bosse also serves as the primary portfolio manager for certain accounts that employ an all-cap value strategy, and the primary benchmark for this strategy is the Russell Mid-Cap Value. Therefore, Mr. Bosse's compensation is tied to his performance against both benchmarks, as well as other factors indicated in this paragraph.

     The total compensation package includes the availability of an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of NWQ over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

o If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

o The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager.

o Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.


                         TRANSAMERICA (SUBADVISER TO THE GROWTH AND INCOME FUND)

-----------------------------------------------------------------------------------------------------------------------------
Name of            Number of Other Accounts Managed and Total       Number of Accounts and Total Assets for Which Advisory
Portfolio                    Assets by Account Type                                Fee is Performance Based
Manager
                 ------------------------------------------------------------------------------------------------------------
                                    Other
                    Registered      Pooled                          Registered     Other Pooled
                    Investment     Investment                      Investment      Investment
                    Companies       Vehicles    Other Accounts     Companies        Vehicles            Other Accounts
-----------------------------------------------------------------------------------------------------------------------------
Gary U. Rolle           13             --              229              --                --                      1
                 ------------------------------------------------------------------------------------------------------------
                 $7,224,927,319.55     --        $3,344,653,007         --                --                      --
-----------------------------------------------------------------------------------------------------------------------------
Geoffrey I.             --              --              98               --                --                      --
Edelstein
                 ------------------------------------------------------------------------------------------------------------
                        --              --         $333,603,228          --                --                      --
-----------------------------------------------------------------------------------------------------------------------------
Edward S. Han           4              --               4               2                --                      --
                 ------------------------------------------------------------------------------------------------------------
                   $564,559,286        --         $472,162,487     $113,463,676          --                      --
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers.

     For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for Transamerica Investment Management, LLC ("TIM"). There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:

     o 80% objective-portfolio performance based calculation based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co/multi-management responsibilities, portfolio performance upon assignment, length of time managing portfolio, customized client benchmarks, etc. into account in determining the Portfolio Manager's relative ranking. The Management Committee, at its discretion, determines the criteria to be used for evaluating how the rankings are determined for each Portfolio Manager under this objective component.

     o 20% subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions, for example: general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas and managerial duties outside of core responsibility, as determined by the executive team.

     Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

     The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager, including the Fund.

POTENTIAL CONFLICTS OF INTEREST

     At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

BENEFICIAL OWNERSHIP

     None of the TIM portfolio managers or investment team, nor their immediate family members, own shares in the Portfolio.

                                 WADDELL & REED (SUBADVISER TO THE GROWTH FUND):

-------------------------------------------------------------------------------------------------------------
    Name of                 Number of Other Accounts Managed and    Number of Accounts and Total Assets for
   Portfolio                    Total Assets by Account Type        Which Advisory Fee is Performance Based
    Manager
                 --------------------------------------------------------------------------------------------
                                                                                     Other
                     Registered       Other Pooled                   Registered      Pooled
                     Investment        Investment        Other       Investment    Investment      Other
                      Companies         Vehicles       Accounts       Companies     Vehicles      Accounts
-------------------------------------------------------------------------------------------------------------
Daniel P.                 4                10             37              --             --            --
Becker
                 --------------------------------------------------------------------------------------------
                  $3,892,935,662     $1,318,235,301  $2,700,305,186       --             --            --
-------------------------------------------------------------------------------------------------------------
Philip J.                 4                10             37              --             --            --
Sanders
                 --------------------------------------------------------------------------------------------
                   $3,892,935,662    $1,318,235,301  $2,695,435,285       --             --            --
-------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Waddell & Reed Investment Management Company ("WRIMCO") believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive annual bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR. that rewards teamwork; and d) paying for the cost of a leased automobile. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by the firm.

     Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark is an index of securities matched to the same investment style (the Russell 1000 Growth Index). Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

     o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Subadviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of funds.

     o The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed 's Allocation Procedures.

     Waddell & Reed and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                           WESTFIELD (SUBADVISER TO THE OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND)

-----------------------------------------------------------------------------------------------------------------
Name of                     Number of Other Accounts Managed               Number of Accounts and Total Assets
Portfolio                   and Total Assets by Account Type              for Which Advisory Fee is Performance
Manager                                                                                   Based
                 ------------------------------------------------------------------------------------------------
                                      Other
                    Registered       Pooled                     Registered     Other Pooled
                    Investment     Investment                   Investment      Investment
                     Companies      Vehicles    Other Accounts   Companies       Vehicles       Other Accounts
-----------------------------------------------------------------------------------------------------------------
Arthur J.               10             --            556            --              1                 14
Bauernfeind
                 ------------------------------------------------------------------------------------------------
                  $3,622,319,668       --       $8,243,089,139      --         $19,124,569      $1,171,669,117
-----------------------------------------------------------------------------------------------------------------
William A.              10             --            553            --              3                 14
Muggia
                 ------------------------------------------------------------------------------------------------
                  $3,622,319,668       --       $7,469,254,359      --        $792,246,068      $1,171,669,117
-----------------------------------------------------------------------------------------------------------------
Ethan J. Meyers         10             --            550            --              1                 14
                 ------------------------------------------------------------------------------------------------
                  $3,622,319,668       --       $8,197,439,672      --         $19,124,569      $1,171,669,117
-----------------------------------------------------------------------------------------------------------------
Scott R.                10             --            550            --              1                 14
Emerman
                 ------------------------------------------------------------------------------------------------
                  $3,622,319,668       --       $8,198,616,001      --         $19,124,569      $1,171,669,117
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Mr. Emerman and Mr. Meyers are eligible for a fixed base salary and an annual bonus. The bonus is based on their individual overall performance, as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. Both Mr. Emerman and Mr. Meyers may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. As members of the investment committee, they may each receive a bonus derived from the performance fees earned on the partnerships, as distributed under the discretion of the portfolio manager. Mr. Emerman and Mr. Meyers also are eligible to earn a percentage of the firm's pre-tax profits. Approved by Westfield's Board of Directors in April 2006, the program provides Westfield's key investment team members a fixed percentage of the firm's pre-tax profits that will vest over several years.

     Mr. Muggia and Mr. Bauernfeind are eligible for a fixed base salary and an annual bonus, which is paid the month after year end. The bonus is based on the overall financial performance of the company and can vary depending on company results. They are also eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. Each may also receive stock options from Westfield's parent company, Boston Private Financial Holdings. Mr. Muggia is also entitled to receive, and has discretion to distribute, a portion of the performance fees earned on the partnerships that he manages.

POTENTIAL CONFLICTS OF INTEREST

     Westfield seeks to identify areas of potential conflicts of interest resulting from managing both the Fund and other accounts. Westfield has adopted polices and procedures to address such potential conflicts. The management of multiple funds and accounts may result in allocating unequal attention and time to the management of each fund and account if each has different objectives, benchmarks, time horizons, and fees as the lead portfolio manager must allocate his time and the team's investment ideas across multiple funds and accounts. A conflict of interest can also arise between those portfolios that incorporate a performance fee with a base advisory fee and the Fund. From time to time, the same securities may be recommended for both types of accounts. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected funds and accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Westfield executes such directed arrangements last. Furthermore, personal accounts may give rise to potential conflicts of interest; trading in personal accounts is regulated by the firm's Code of Ethics.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

     Distribution Plans have been adopted by the Investor Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investor Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

     For the fiscal years ended October 31, 2007, 2006, and 2005, each Investor Trust Fund paid the following for distribution expenses:

FUND                                                       2007                2006          2005
----                                                       ----                ----          ----
Intermediate Fixed Income Duration Fund                   $28,904            $35,878       $47,196
Core Plus Fixed Income Fund                               $29,528            $41,125       $52,642
New York Tax-Free Bond Fund                               $91,440            $124,276      $141,280
Growth Fund                                               $11,923            $13,025       $12,730
Growth and Income Fund                                    $35,922            $34,156       $30,948
High Yield Fixed Income Fund*                             $19,381            $10,608         n/a
Mid-Cap Fund                                              $50,968            $58,647       $57,048
Overseas Equity Fund                                      $27,122            $23,322       $18,454
Opportunity Fund                                          $39,002            $38,775       $37,641
Value Fund                                                $15,512            $16,122       $17,769
LifeLine Aggressive Growth Strategy Fund**                $32,283            $14,922       $1,808
LifeLine Growth Strategy Fund**                           $91,117            $46,425       $7,212
LifeLine Moderate Growth Strategy Fund*                  $111,261            $58,805       $10,439
LifeLine Conservative Growth Strategy Fund**              $27,661            $17,096       $3,615

*  The High Yield Portfolio commenced operations on November 18, 2005.
** LifeLine  Aggressive  Growth  Strategy Fund,  LifeLine  Growth Strategy Fund,
   LifeLine Moderate Growth Strategy Fund and LifeLine Conservative Growth Strategy Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

THE DISTRIBUTOR

     Foreside Distribution Services LP ("Foreside"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with each of the Investor Trust and Advisor Trust. Foreside and its affiliates also serve as distributor to other investment companies. The

Distributor  may  make  payments  to   broker-dealers   for  their  services  in
distributing Shares of the Funds.

     Pursuant to the Distribution Plans adopted by the Investor Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Servicing Agents pursuant to the Shareholder Services Plan will not exceed on an annual basis 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

     The Distribution Plans are subject to the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

SHAREHOLDER SERVICES PLAN

     The Investor Trust has adopted an Shareholder Services Plan which provides that the Trust may obtain the services of one or more Servicing Agents that shall, as agents for their customers who purchase the Fund's Class A Shares, Class B Shares and Class C Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Investor Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares or Class C Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares or Class C Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See "Servicing Agents," below.

ADMINISTRATOR AND SUB-ADMINISTRATOR

     Pursuant to an Administration Agreement dated as of July 1, 2006, as amended June 4, 2007, the Adviser serves as the Trusts' administrator (the "Administrator"), and that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trusts' operations. Pursuant to a Sub-Administration Agreement dated as of the same date, the Administrator has retained Citi Fund Services Ohio, Inc. ("Citi"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the
"Sub-Administrator").   Citi   served   as  the   administrator   (rather   than
sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

     Pursuant to a Sub-Administration Agreement dated as of June 30, 2005, as amended June 4, 2007, and a Master Services Agreement dated April 1, 2003 and subsequently amended (the "Master Services Agreement"), Citi provides the Funds with various services, which include sub-administration of the Trusts and the Funds. Citi's services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, Citi or their affiliates.

     The Administration Agreement was renewed for the one (1) year period ending December 31, 2008, and may be terminated upon not more than 60 days written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Agreement were also renewed for the one (1) year period ending December 31, 2008. The Agreements provide that Citi shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

     The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

Up to $8 billion..........................................................0.075%
In excess of $12 billion..................................................0.035%

     The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the Underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis. For assets invested in the Underlying Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

     For the fiscal years ended October 31, 2007, 2006 and 2005, the aggregate amount of administration fees paid directly by the Funds were:

FUND^                                                      2007                2006              2005***
-----                                                      ----                ----              -------
Intermediate Duration Fixed Income Fund                   $5,271        $     8,130        $    13,339
Core Plus Fixed Income Fund                               $5,504        $     6,891        $     9,481
New York Tax-Free Bond Fund                               $37,550       $    49,147        $    53,244
Growth Fund                                               $15,144       $    14,472        $    15,164
Growth and Income Fund                                    $29,180       $    35,462        $   124,486
High Yield Fixed Income Fund*                             $2,646        $     2,971                n/a
Mid-Cap Fund                                              $18,245       $    21,333        $    62,330
Overseas Equity Fund                                      $6,322        $     9,341        $     8,634
Opportunity Fund                                          $7,075        $    10,988        $    10,417
Value Fund                                                $16,335       $    15,824        $    18,513
Advisor Core Plus Fixed Income Fund                       $24,811       $    30,499        $    39,704
International Equity Fund                                 $99,740       $    89,784        $    64,967
Opportunity Fund Advisor +                                $51,982       $    70,230        $    84,419
LifeLine Aggressive Growth Strategy Fund**                $2,884        $     1,519        $       195
LifeLine Growth Strategy Fund**                           $8,581        $     4,910        $       765
LifeLine Moderate Growth Strategy Fund**                  $8,960        $     5,759        $       968
LifeLine Conservative Growth Strategy Fund**              $2,260        $     1,654        $       321

^ For each of the Feeder Funds and LifeLine Funds, the amounts are calculated based upon the Fund's proportionate share of the amounts charged to the Underlying Portfolio or Portfolios in which the Fund invests.

+    Formerly the Small Cap Equity Fund

*    The High Yield Portfolio commenced operations on November 18, 2005.

** LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth Strategy Fund and LifeLine Conservative Growth Strategy Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

***  Administration fees for 2005 are not reduced to reflect waivers.

TRANSFER AGENT

     Under the Master Services Agreement with Citi, Citi acts as transfer agent ("Transfer Agent") for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trusts. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

     Pursuant to a Custodian Agreement Northern Trust Company acts as the custodian ("Custodian") of each Fund's assets. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

     Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2007, the aggregate amount of fund accounting fees paid by the Funds was:

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FUND                                                                  2007*
----                                                                  -----
Intermediate Duration Fixed Income Fund                              $29,000
Core Plus Fixed Income Fund                                          $22,336
Advisor Core Plus Fixed Income Fund                                   $9,000
New York Tax-Free Bond Fund                                          $75,650
Growth Fund                                                          $29,000
Growth and Income Fund                                               $67,750
High Yield Fixed Income Fund                                         $28,700
Mid-Cap Fund                                                         $67,420
Overseas Equity Fund                                                 $22,336
International Equity Fund                                             $9,000
Opportunity Fund                                                     $22,336
Adviser Opportunity Fund                                              $9,000
Value Fund                                                           $29,000
LifeLine Aggressive Growth Strategy Fund                             $29,086
LifeLine Growth Strategy Fund                                        $29,086
LifeLine Moderate Growth Strategy Fund                               $29,086
LifeLine Conservative Growth Strategy Fund                           $29,086

*Fund accounting fees for 2007 are not reduced to reflect waivers.

SERVICING AGENTS

     The Trusts have entered into a shareholder servicing agreement (a "Servicing Agreement") with certain Servicing Agents, including HSBC, pursuant to which the Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds' shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets attributable to Class A, B and C Shares.

     The Trusts understand that some Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Funds with respect to those accounts.

For the fiscal year ended October 31, 2007, and 2006, each Investor Trust Fund paid the following shareholder servicing expenses:

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                       FUND                                2007          2006
-------------------------------------------------       ------------------------
Intermediate Duration Fixed Income Fund                 $ 11,802        $ 14,472
Core Plus Fixed Income Fund                             $ 46,054        $ 45,974
New York Tax-Free Bond Fund                             $115,636        $124,629
Growth Fund                                             $ 72,797        $ 59,963
Growth and Income Fund                                  $ 15,931        $ 14,790
High Yield Fixed Income Fund *                          $ 16,367        $ 13,998
Mid-Cap Fund                                            $ 30,410        $ 25,764
Overseas Equity Fund                                    $ 52,026        $ 62,325
Opportunity Fund                                        $ 57,834        $  3,318
Value Fund                                              $ 76,090        $ 65,147
LifeLine Aggressive Growth Strategy Fund **             $ 24,694        $ 10,142
LifeLine Growth Strategy Fund **                        $ 73,483        $ 32,777
LifeLine Moderate Growth Strategy Fund **               $ 76,658        $ 38,442
LifeLine Conservative Growth Strategy Fund **           $ 19,463        $ 11,041

* The High Yield Fixed Income Fund commenced operations on November 18, 2005.

** LifeLine Aggressive Growth Strategy Fund, LifeLine Growth Strategy Fund, LifeLine Moderate Growth, Strategy Fund, LifeLine Conservative Growth Strategy Fund, and LifeLine Conservative Income Fund commenced operations on February 9, 2005, February 1, 2005, February 1, 2005, February 17, 2005, and February 8, 2005, respectively.

FEDERAL BANKING LAW

     The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC Bank's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

     Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by each Trust, as appropriate.

     The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

     Shares of the Portfolios held by the Funds and LifeLine Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the LifeLine Funds, if any, are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

     For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

     Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. The Adviser typically completes its trading on behalf of the Funds or Portfolios in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust.

     In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

     Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

     The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

     The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

     Subject to each Trust's compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

     Shares may be purchased through the Distributor, Shareholder Servicing Agents or through Securities Brokers. Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any day in which regular trading occurs on the New York Stock Exchange ("Fund Business Day"). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

     All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

     While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

     An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

     Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

     The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund's NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

     The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares" and "Distribution Arrangements/Sales Charges". The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

     When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest substantial amounts (e.g. over $50,000) in Fund shares.

     Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

     The sales load on Class A Shares does not apply in any instance to reinvested dividends.

     From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Funds. Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

     Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

     By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Short Duration Fixed Income Fund, HSBC Investor Core Fixed Income Fund/Advisor Core Plus Fixed Income Fund, HSBC Intermediate Duration Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, New York Tax-Free Bond Fund, HSBC Investor Global Emerging Markets Fixed income Fund, and HSBC Investor Money Market Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund/Advisor Opportunity Fund (the "Equity Funds"). The Class A, B and C Shares of the Income Funds and Equity Funds are referred to as the "Retail Classes"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Classes may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts' other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

     An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Class I Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of Class B Shares may not exchange their Shares for shares of any other class. Exchanges into Class A Shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

     The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange. It should also be noted that the Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days. See "Redemption Fee."

     An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

IN-KIND PURCHASES

     The Trusts,  in their  discretion,  may permit  purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund's NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

     The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

     The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from Citi at the telephone number listed on the front cover.

     For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see "The Distributor" for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

     Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

     Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

     For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

                                  SALES CHARGES

CLASS A SHARES

     The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

EQUITY FUNDS


                                     SALES CHARGES AS:
SIZE OF TRANSACTION AT                 PERCENTAGE OF         PERCENTAGE OF NET
OFFERING PRICE                         OFFERING PRICE         AMOUNT INVESTED
--------------                         --------------        ----------------
Less than $50,000                           5.00%                  5.26%
$50,000 but less than $100,000              4.50%                  4.71%
$100,000 but less than $250,000             3.75%                  3.90%
$250,000 but less than $500,000             2.50%                  2.56%
$500,000 but less than $1,000,000           2.00%                  2.04%
$1,000,000 and over                         1.00%                  1.01%

INCOME FUNDS

                                     SALES CHARGES AS:
SIZE OF TRANSACTION AT                 PERCENTAGE OF         PERCENTAGE OF NET
OFFERING PRICE                         OFFERING PRICE         AMOUNT INVESTED
--------------                         --------------        ----------------
Less than $50,000                           4.75%                  4.99%
$50,000 but less than $100,000              4.25%                  4.44%
$100,000 but less than $250,000             3.50%                  3.63%
$250,000 but less than $500,000             2.50%                  2.56%
$500,000 but less than $1,000,000           2.00%                  2.04%
$1,000,000 and over                         1.00%                  1.01%

SALES CHARGE WAIVERS

     The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Distributor may also waive Class A Shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A Shares with the proceeds from the recent redemption of Class B shares, or Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

     An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

     A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

     Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

     Class B Shares of the Fund, which are redeemed less than four years after purchase will be subject to a CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

     Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

      YEARS SINCE PURCHASE       CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
                0-1                                   4.00%
                1-2                                   3.00%
                2-3                                   2.00%
                3-4                                   1.00%
           More than 4                                None


     The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code
Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

     Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

     Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

     The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

     Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

     The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

     The  Board  of  Trustees  of  the  Trusts  has  adopted  Redemption-in-Kind
Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder's proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions in kind to affiliated shareholders made during the preceding quarter (if any) (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder, and, in the context of a registered Feeder Fund's redemption in kind from a Portfolio, the redemption also did not favor the Portfolio to the detriment of the Feeder Fund; and (c) were in the best interests of the distributing Fund or Portfolio.

REDEMPTION FEE

     The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.

SYSTEMATIC WITHDRAWAL PLAN

     Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

     REDEMPTION BY LETTER. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

     REDEMPTION BY WIRE OR TELEPHONE. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected:
(1) shareholder's  account number; (2) shareholder's social security number; and
(3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

     Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

     Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Servicing Agent. In any event, such a plan is available from the Sponsor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

     Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

     The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

     For each Income Fund, the relevant Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

     Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4%
non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. For the various Fixed Income Funds, and the Growth and Income Fund, International Equity Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, and Advisor Opportunity Fund, dividends are distributed monthly. For the Growth Fund, dividends are distributed annually, and for the Value Fund, dividends are distributed semi-annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios in accordance with its investment objective and policies.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

INVESTOR TRUST AND ADVISOR TRUST

     Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 24 series of shares and the Advisor Trust has 3 series of shares. The separate series of each Trust constitute a separately managed "Fund". The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under "General Information."

     Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Under each Trust's Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Investor Trust or the Advisor Trust will hold shareholders' meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Investor Trust's and Advisor Trust's Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     The Trusts' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

     Shareholders of the Investor Trust and Advisor Trust should note that the respective series (or "Portfolios") of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Investor Trust will hold a meeting of the affected Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Investor Trust and Advisor Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

     Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Each of the Investor Trust and Advisor Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Servicing Agent may vote any shares as to which such Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Servicing Agent is the agent of record. Any shares so voted by a Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

     Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

     The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has nine series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in each Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS

     As of February 1, 2008, the following persons owned of record 5% or more of a Fund or class of shares:

                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------
AGGRESSIVE GROWTH STRATEGY FD CL A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           516,330.422                   99.80%


AGGRESSIVE GROWTH STRATEGY FD CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           371,584.313                   100.00%

AGGRESSIVE GROWTH STRATEGY FD CL C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           36,685.724                    100.00%

CONSERVATIVE GROWTH STRATEGY FD CL A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           576,198.505                   100.00%

CONSERVATIVE GROWTH STRATEGY FD CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           441,453.452                   99.73%

CONSERVATIVE GROWTH STRATEGY FD CL C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           42,485.737                    100.00%

GROWTH STRATEGY FD CL A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,583,425.945                  99.99%


GROWTH STRATEGY FD CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,010,645.474                  99.82%

GROWTH STRATEGY FD CL C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           90,305.120                    100.00%

HSBC SMALL CAP EQUITY  ADVISOR FUND
SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456                                                6,305,214.931                 55.29%


                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

NATIONAL CITY BANK TTEE
JONES DAY PENSION TRUST
TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND, OH 441014984                                       2,095,153.435                 18.37%

HSBC INVESTOR CORE PLUS F/I FD-ADVISOR
VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE K-22
WAYNE, PA 19087                                               2,650,683.772                 36.38%

SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456                                                1,547,367.016                 21.24%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,514,805.827                 20.79%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675                                             1,481,638.493                 20.34%

HSBC INVESTOR CORE PLUS F/I FD-CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,227,145.681                 99.99%

HSBC INVESTOR CORE PLUS F/I FD-CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           343,123.748                   100.00%

HSBC INVESTOR CORE PLUS F/I FD-CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           9,965.075                     100.00%

HSBC INVESTOR GROWTH & INCOME-CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           113,319.652                   82.59%

SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456                                                22,370.593                    16.30%


                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------
HSBC INVESTOR GROWTH & INCOME-CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           359,132.679                   99.94%

HSBC INVESTOR GROWTH & INCOME-CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,794.668                     81.48%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE, NE 68005                                            407.900                       18.52%

HSBC INVESTOR GROWTH & INCOME-CLASS I
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                                               1,746,060.786                 66.22%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675                                             778,583.891                   29.53%

HSBC INVESTOR GROWTH FUND CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,601,237.676                 97.09%

HSBC INVESTOR GROWTH FUND CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           97,839.478                    100.00%

HSBC INVESTOR GROWTH FUND CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           5,788.405                     100.00%

HSBC INVESTOR GROWTH FUND CLASS I
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,279,987.515                 72.34%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS,  PA  19456                                              395,138.966                   22.33%


                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

HSBC INVESTOR HIGH YIELD F/I FD-CL A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           365,845.537                   97.30%

HSBC INVESTOR HIGH YIELD F/I FD-CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           249,013.068                   100.00%

HSBC INVESTOR HIGH YIELD F/I FD-CL C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           22,476.813                    100.00%

HSBC INVESTOR HIGH YIELD F/I FD-CL I
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           288,893.992                   100.00%

HSBC INVESTOR INTRMDTE DURA F/I FD-A
HSBC TRINKAUS & BURKHARDT
INTERNATIONAL SA
1-7 RUE NINA ET JULIEN LEFEVRE
LUXEMBOURG L-2015                                             19,566.433                    91.80%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,746.725                     8.20%

HSBC INVESTOR INTRMDTE DURA F/I FD-B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           275,626.768                   99.97%

HSBC INVESTOR INTRMDTE DURA F/I FD-C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           30,187.089                    100.00%

HSBC INVESTOR INTRMDTE DURA F/I FD-I
VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE K-22
WAYNE, PA 19087                                               659,956.807                   65.14%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675                                             206,213.381                   20.36

                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DIRVE
OAKS, PA 19456                                                145,785.984                   14.39%

HSBC INVESTOR INT'L EQUITY-ADVISOR
VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                                8,769,669.150                 53.62%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                                               6,633,619.215                 40.56%

HSBC INVESTOR MID-CAP FUND - CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           544,529.440                   99.04%

HSBC INVESTOR MID-CAP FUND - CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           657,659.377                   99.62%

HSBC INVESTOR MID-CAP FUND - CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           8,761.642                     100.00%

HSBC INVESTOR MID-CAP FUND - TRUST
SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                                                1,318,693.089                68.86%

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675                                             571,355.159                   29.84%

HSBC INVESTOR NY TAX-FREE BOND -CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           2,813,055.787                 99.21%

HSBC INVESTOR NY TAX-FREE BOND -CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           52,151.448                    100.00%


                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

HSBC INVESTOR NY TAX-FREE BOND-CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           715,353.562                   99.35%

HSBC INVESTOR NY TAX-FREE BOND-CLASS I
SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS, PA 19456                                                1,299,307.587                 69.93%

HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK, NY 10018                                            558,626.353                   30.07%

HSBC INVESTOR OPPORTUNITY FUND - CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,157,317.426                 96.95%

HSBC INVESTOR OPPORTUNITY FUND - CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           488,280.921                   99.94%

HSBC INVESTOR OPPORTUNITY FUND - CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           33,364.563                    99.64%

HSBC INVESTOR OVERSEAS EQUITY - CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           824,150.407                   99.12%

HSBC INVESTOR OVERSEAS EQUITY - CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           223,853.381                   99.69%

HSBC INVESTOR OVERSEAS EQUITY - CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           7,541.729                     83.44%

TD AMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE
BELLVUE, NE 68005                                             1,496.776                     16.56%

                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

HSBC INVESTOR SMALL CAP EQUITY LTD CLASS A
HSBC TRINKAUS & BURKHARDT
INTERNATIONAL SA
1-7 RUE NINA ET JULIEN LEFEVRE
LUXEMBOURG L-2015                                             149,630.853                   99.97%

HSBC INVESTOR SMALL CAP EQUITY LTD CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           684.000                       100.00%

HSBC INVESTOR SMALL CAP EQUITY LTD CLASS Y
HSBC BROKERAGE USA INC
452 FIFTH  AVE
NEW YORK, NY 10018                                            100,721.187                   76.09

HSBC BROKERAGE USA INC
452 FIFTH  AVE
NEW YORK, NY 10018                                            31,647.836                    23.91%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS Y
SEI PRIVATE TRUST COMPANY
C/O HSBC AB3
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS, PA 19456                                                30071383.04                   96.51%

HSBC INVESTOR VALUE FUND CLASS A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,584,108.965                 95.87%

HSBC INVESTOR VALUE FUND CLASS B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           118,813.583                   100.00%

HSBC INVESTOR VALUE FUND CLASS C
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           8,251.352                     100.00%

HSBC INVESTOR VALUE FUND CLASS I
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,348,564.651                 71.09%

SEI PRIVATE TRUST COMPANY
ONE FREEDOM VALLEY DRIVE
ATTN MUTUAL FUND ADMINISTRATOR
OAKS  PA  19456                                               381,119.966                   20.07%


                                                                                         PERCENT OF THE
                                                                                            CLASS TOTAL
                                                                                         ASSETS HELD BY
FUND/CLASS                                                    NO. OF SHARES              THE SHAREHOLDER
----------                                                    -------------              ---------------

NORTHERN TRUST AS CUSTODIAN
FBO HSBC
PO BOX 92956
CHICAGO, IL 60675                                             167,117.322                   8.80%

MODERATE GROWTH STRATEGY FD CL A
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1,618,267.774                 100.00%

MODERATE GROWTH STRATEGY FD CL B
HSBC SECURITIES (USA) INC.
452 FIFTH AVE
NEW YORK  NY  10018                                           1351677.945                   99.92%


                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

     The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S.
Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

     If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

     As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company



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taxable income (which includes,  among other items, dividends,  interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

     Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS IN GENERAL

     Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by
"qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations." The favorable tax treatment of qualifying dividends is scheduled to expire after 2010.

     The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% under current law. The maximum rate on lon-term capital gains is generally expected to increase to 20% after 2010. Net capital gains from assets held for one year or less will be taxed as ordinary income.



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     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME (NEW YORK TAX-FREE BOND FUND)

     The New York Tax-Free Bond Fund (the "New York Fund") intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the New York Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The New York Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the New York Fund earns income which is not eligible to be so designated, the New York Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The New York Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the New York Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the New York Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the New York Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

     Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum current federal income tax rate is 15% (scheduled to increase to 20% after 2010). Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.



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     If,  within 90 days after  purchasing  Fund shares with a sales  charge,  a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

     The Funds  generally  will be required to withhold  federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

     Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income FROM THE Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

FUND INVESTMENTS

     MARKET DISCOUNT. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount" not previously taken into account.



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     ORIGINAL ISSUE DISCOUNT.  Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     OPTIONS FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

     Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

     CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     ALTERNATIVE MINIMUM TAX. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.



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     All distributions  derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

     Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

     The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996. The Investor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Investor Trust was "Fund Trust". Prior to April 12, 2001, the name of the Investor Trust was Republic Funds.


     The capitalization of each of the Investor Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2008. KPMG LLP will audit each Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

     Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trust.

CODE OF ETHICS

     Each Trust, and each of the Adviser, the Subadvisers, Citi and the Distributor have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, Citi and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in



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connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in each Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or on the SEC's website at http://www.sec.gov.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2007 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2007 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)



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APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or Minus (-) The ratings from 'AA' to 'BB' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A I Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., 'AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., 'SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa          Issuers   or   issues   rated   Aaa   demonstrate   the   strongest
             creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba           Issuers   or   issues    rated   Ba    demonstrate    below-average
             creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/ This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly VMIG1 1reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/ This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding VMIG 2 group.

MIG 3/ This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access VMIG 3 for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or

NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well established industries.

         High rates of return on funds employed.

             Conservative capitalization structure with moderate reliance on debt and ample asset protection.

             Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime    Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. 'AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single 'A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Minus (-) Plus and minus signs may be appended to denote relative status within major ratings categories. Plus and minus signs, however, are not added to the 'AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a 'F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

     Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

     Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

     Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

     Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state
and  local   governments   to  finance   seasonal   working   capital
needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

     The summary set forth below is included for the purposes of providing a general description of New York State and New York City credit and financial conditions, and does not purport to be complete. The information is derived from sources that are generally available to investors, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information, and such information will not be updated during the year.

     State finances have continued to gain strength since emerging from the national recession and impact of the World Trade Center attacks. The State's recovery is securely in its fourth year and the State's economy is experiencing growth. The State ended each of the last four fiscal years with an operating surplus in the General Fund.

     On the other hand, the national and State economies have continued to perform below expectations in the second half of 2007. The slowdown in economic activity, which the Division of Budget (DOB) expects to persist until at least the end of calendar year 2008, has begun to affect the State's revenue outlook. In the current fiscal year (from April 1, 2007 through March 31, 2008) the General Fund is kept in balance through offsetting reductions in spending, which reflect revised estimates for a number of programs based on actual results, as well as by the planned use of reserves to finance collective bargaining costs that have been added since budget enactment. The Financial Plan also includes a planned deposit of $175 million to the State's new rainy day reserve, as authorized in the Enacted Budget. The DOB believes that any deterioration from the Financial Plan forecast in the remaining months of the current fiscal year would likely be manageable without the use of additional reserves.

     Since January 2008, the national economic situation has continued to deteriorate and the risk of a recession has increased. A weaker national economy and more severe financial sector woes are projected to negatively affect the New York State economy as well. On February 12, 2008, in response to the deterioration in the revenue forecast, the Governor recommended a package of savings actions that, along with reestimates in certain program spending based on updated information, will maintain a balanced budget in 2008-09 without the use of additional reserves and hold the projected future budget gaps at manageable levels.

     In February of 2008, the DOB has lowered its U.S. forecasts for corporate profits, equity market prices, employment growth, and wages in calendar year 2008. DOB has also modified its forecast for the State economy, based on continuing write-downs related to mortgage-backed securities, credit tightening, and other events that are likely to affect the State's financial services industry. In particular, DOB now projects finance and insurance sector bonuses will remain essentially flat in 2008-09 (compared to 8.6 percent growth at the time of the Executive Budget) and that the volume of taxable capital gains realized by State taxpayers in 2008 will decline by 9.4 percent from 2007 levels (compared to 1.8 percent growth projected at the time of the Executive Budget).

     The DOB does not expect the impact of revisions to the economic outlook to materially affect the overall General Fund revenue forecast in the current fiscal year, based on tax collections to Mid-February of 2008 and the relatively strong economic performance over much of calendar year 2007 (on which certain tax payments are based). For 2008-09, however, the DOB has reduced its General Fund revenue forecast from $56.3 billion to $56.0 billion, a reduction of $358 million, with the most significant reductions taken in the projections for the personal income tax and business taxes. The revenue forecasts for subsequent years have also been lowered by roughly $500 million annually, from $58.7 billion to $58.2 billion in 2009-10, from $61.3 billion to $60.8 billion in 2010-11, and from $64.5 billion to $64.0 billion in 2011-12.

     The DOB projects the State will end the 2007-08 fiscal year with a General Fund balance of $2.6 billion, unchanged from the Executive Budget. The balance consists of $1.0 billion in the Tax Stabilization Reserve (to cover unanticipated operating deficits), $175 million in the new Rainy Day Reserve (after a planned deposit at the end of fiscal year 2007-08), $21 million in the Contingency Reserve for litigation, $1.0 billion to finance new labor settlements and $354 million in the Community Projects Fund to support existing spending commitments. In 2008-09, DOB projects to end the fiscal year with a balance of $2.2 billion in the General Fund, also unchanged from the Executive Budget estimate. The projected closing balance for 2008-09 is $400 million below the level estimated for 2007-08, which reflects the partial use of planned reserves set aside for labor settlements ($337 million) and the partial use of the Community Projects Fund ($63 million).

     New York City's general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City's fiscal year 2008 general debt-incurring power of $60.10 billion is projected to rise to $67.35 billion in fiscal year 2009, $73.66 billion in fiscal year 2010, and $79.48 billion in fiscal year 2011.

     The City's general obligation debt was $33.78 billion at the beginning of fiscal year 2008. After including contract and other liability and adjusting for appropriations, the City's indebtedness that is counted toward the debt limit totaled $39.5 billion at the beginning of fiscal year 2008. As a result, this indebtedness is expected to grow to $57.96 billion by the beginning of fiscal year 2011. The City was below its general debt limit by $20.6 billion on July 1, 2007 and is projected to have remaining debt-incurring capacity of $20.44 billion on July 1, 2008, $19.98 billion on July 1, 2009, and $21.52 billion on July 1, 2010. In addition to these obligations, the City is responsible for the interest on Hudson Yard Infrastructure Corporation (HYIC) debt but not its related principal of $2 billion.

     New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex and aging infrastructure. The City bears responsibilities for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country. Capital bond proceeds are used for the construction and rehabilitation of these facilities. Bond proceeds are also used for financing shorter-lived capital items such as comprehensive computer systems.

     In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (NYCTFA) and TSASC, Inc. The debt-incurring capacities of NYCTFA and TSASC total $17.3 billion of which $14.8 billion has been utilized to finance the City's capital program. Also included in the $17.3 billion capacity is $2.0 billion of recovery bonds issued for general fund expenses in the aftermath of the World Trade Center disaster. The NYCTFA has exhausted its general debt-incurring power as of July 1, 2007. Debt per capita, which amounted to $2,490 in fiscal year 1990, grew to $7,096 by fiscal year 2007, an increase of 185 percent. Over the same period, the cumulative growth rate in debt per capita exceeded the rate of inflation by 118 percentage points and the growth rate of City tax revenues by 27 percentage points. Based on an analysis of financial statements released by other jurisdictions, New York City leads a sample of large U.S. cities in debt burden per capita by a margin of more than two to one. Despite turmoil in the capital markets, the City continues to have good access to the public credit markets and the City's general obligation credit ratings were upgraded by all three agencies in 2007.

     Recently, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of Aa3 and Fitch had given the bonds a rating of AA-. New York City's general obligation debt was rated Aa3 by Moody's, AA by S&P and AA- by Fitch. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Tax-Free Money Market Fund invests.

     For further information concerning New York Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the New York
Division      of      the      Budget's       ("DOB")      internet      website
(http://www.budget.state.ny.us/) or by contacting the New York Division of the Budget. New York State's Financial Plan, including the economic forecast for 2007-2008, detailed forecasts for New York State receipts, and the proposed Capital Program and Financing Plan for the 2008-2009 through 2012-2013 fiscal years are available on the New York State Division of the Budget's website at www.budget.state.ny.us. In addition to this information, the Office of the State Comptroller prepares the State's annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us.

APPENDIX D

HSBC INVESTOR FUNDS,
HSBC ADVISOR FUNDS TRUST, AND
HSBC INVESTOR PORTFOLIOS PROXY VOTING POLICY


     The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Asset Management (Americas) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

     The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

APPENDIX E

HSBC INVESTMENTS (USA) INC AND
HALBIS CAPITAL MANAGEMENT (USA) INC.
PROXY VOTING POLICY AND PROCEDURES

DECEMBER 2006


                           HSBC INVESTMENTS (USA) INC.
                      HALBIS CAPITAL MANAGEMENT (USA) INC.

                       PROXY VOTING POLICY AND PROCEDURES


The purpose of this proxy voting policy is to reasonably insure that HSBC Investments (USA) Inc. and Halbis Capital Management (USA) Inc., (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company's Board of Directors.

PROXY VOTING POLICY

It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients' accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting "poison pills", classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

In this regard, HSBCUSA has engaged a third party proxy voting service provider ("Proxy Service Provider") to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA' investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

ADMINISTRATION

The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

CONFLICTS OF INTEREST

HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider's predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider's predetermined recommendations, HSBCUSA' senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

CLIENT ACCESS TO PROXY VOTING RECORDS

A record of how proxies have been voted for a client's account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Investments (USA) Inc., 452 Fifth Avenue - 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

APPENDIX F

WESTFIELD CAPITAL
PROXY VOTING POLICY


                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC


                               PROXY VOTING POLICY



                              REVISED JANUARY 2008



                        POLICY STATEMENT AND INTRODUCTION

Westfield Capital Management Company, LLC ("WCM") will offer to vote proxies for all accounts. WCM believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

This memorandum sets forth WCM's policies for voting proxies. WCM has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Act"). Our authority to vote proxies for our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Additionally, in accordance with Rule 204-2 of the Act, WCM will maintain records of voting of shares for which WCM has proxy voting authority in accordance with its fiduciary obligations and applicable law.

                                 PROXY COMMITTEE

WCM has a Proxy Committee (the "Committee") composed of individuals from the investment committee, marketing staff and compliance department. The Board of Directors will appoint the members of the Committee and consider recommendations for members from the Committee. The Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable;

2      considers special proxy issues as they may arise from time to time.

As of the date of these procedures, the following members of WCM will serve on the Committee:

Brandi McMahon, Senior Compliance Associate, Chairperson

Heather Witte, Marketing and Client Service Associate
John Montgomery, Vice President and Portfolio Strategist
Karen DiGravio, Chief Financial Officer, Chief Compliance Officer and EVP Tracee Currier, Proxy Associate & Compliance Assistant, Assistant Chairperson


                           PROXY VOTING ADMINISTRATION

WCM's Proxy Associate, under supervision of the Proxy Committee, has the following duties:

1.   oversee the work of any third party vendor hired to process proxy votes;

2. monitor the ballot reconciliation conducted by third party vendor, and disseminate the reconciliation of ballots and missed/unvoted proxy reports to the Proxy Committee quarterly, utilizing the customized reporting in the Glass, Lewis Viewpoint proxy platform;

3.   review and approve votes on Glass, Lewis & Co. Viewpoint Proxy Platform;


4. maintain required records of proxy votes on behalf of WCM client accounts including maintaining documents received or created that were material to the voting decision;

5.   prepare and distribute reports requested by WCM clients;


6. maintain records of all communications received from clients requesting information on proxy voting and responses thereto;


7.   escalate issues on recurring problems reported ;


8. communicate the registration of any new accounts with proxy voting authority, custodian changes or terminated accounts to the Glass, Lewis;


9. report any conflict of interest as listed later in this document to the Proxy Committee and obtain a approval from the committee, if an override is necessary; and


10.  conduct due diligence annually on third party proxy vendors.


                             PROXY VOTING GUIDELINES

WCM maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Committee on those issues believed most likely to arise day to day.

Proxy Associate reviews the proxy agenda against WCM's guidelines and the recommendation from Glass Lewis. The Proxy Associate will exercise discretion to vote the proxies within WCM proxy policy guidelines as recommended in the Glass, Lewis Viewpoint Proxy Platform. Any contentious issues, especially, special meeting agenda or contested meeting will be referred to the Security Analyst. If WCM is among the Top 20 shareholders, the Proxy Associate will confirm the recommended votes with the Security Analyst. .The Security Analyst will provide a recommended rationale if an override is proposed and the Proxy Committee will approve the override.

A copy of the Guidelines is attached to this memorandum as Exhibit A. WCM will vote all proxies in accordance with the Guidelines subject to exceptions as follows:

1. If the investment analyst covering the stock of a company with a proxy vote believes that following the Guidelines in any specific case would not be in the clients' best interests, they may request the Proxy Associate not to follow the Guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Associate will review any such request with the Committee and will maintain records of each item.


2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") WCM may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of WCM's regular Guidelines. WCM may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Proxy Committee.

3. For clients who support social responsible issues, WCM may accept instructions to vote proxies in accordance with WCM policy, coupled with Glass Lewis' Social Responsible guidelines, when specific SRI issues are not covered.

4. Information on WCM's proxy voting decision may only be distributed to the company. No such information may be divulged to other parties, including solicitors working with the company, unless written notification from the company instructs such release of information.

5. The Proxy Associate will ensure that all ballots will be voted provided that they are received on the vote deadline date. All unvoted ballots will be noted in the ballot records, indicating the reason why they were not voted and documenting our best efforts to obtain such ballots.

6. In light of the potential conflict of interest arising from a WCM employee holding a directorship with Metabolix, Inc., the Proxy Committee has resolved that Metabolix, Inc. proxies will be voted strictly in accordance with Glass, Lewis' recommendations and that WCM not retain any discretion over such proxies.


                              CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with WCM. For example, WCM could manage a defined benefit or defined contribution pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. A portion of the Committee is composed of professionals from the Investment Committee. Furthermore, proxy administration is in the Compliance Department
                    o

2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.
                    o

3. For all meetings where we are voting against policy as requested by the Security Analyst and/or client, the Proxy Associate will first check for conflicts among the Company's Board of Directors up for reelection and then obtain the approval from the Proxy Committee. In addition, the Proxy Associate will review the material conflict of interest by checking the WCM vendor list provided by the WCM Treasurer. If any conflicts arise, it will be brought to the Proxy Committee's attention and Exhibit C will be completed and retained.



                                  RECORDKEEPING

The Proxy Associate will retain copies of the following books and records for the required retention period. The Proxy Associate is responsible for ensuring that all required proxy records are accurate and complete. At a minimum the following records will be retained by WCM or Glass Lewis:

1. a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for at least the past five years.

2. electronic or paper copies of each proxy statement received by WCM or Glass Lewis with respect to securities in client accounts;

3.       records of each vote cast for each client;

4.       a reconciliation of Westfield holdings vs. ballots received;

5.       monthly ballot reconciliation report;

6.       monthly missed/unvoted ballot report;

7. internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.,

8. written reports to clients on proxy voting and of all client requests for information and WCM's response.

9. disclosure documentation to clients on how they may obtain information on how we voted their securities.

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, all proxy voting records will be maintained for five years. In the event a third party vendor is retained for proxy voting services, Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

EXHIBIT A

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                             PROXY VOTING GUIDELINES

                                       FOR

                          SEPARATELY MANAGED ACCOUNTS &
                         SUB-ADVISORY MUTUAL FUND ASSETS
                         INCLUDING LIMITED PARTNERSHIPS

The Proxy Voting Guidelines below summarize WCM's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. These Guidelines have been established for the specific purpose of promoting the economic interests of our clients. In addition to our Proxy Voting Guidelines, WCM will also use the research and recommendation from our vendor, Glass, Lewis & Co for guidance; particularly for issues not covered in our Proxy Policy, as well as on issues specific to Taft-Hartley and Social Responsiblity. If the stock is not in our research universe, WCM will default to Glass, Lewis research recommendations. If the issue is in our research universe but is not covered under the policy, WCM will also default to the Glass, Lewis research recommendation. However, in this circumstance, the analyst has the authority to override the recommendation with the rationale provided.

The following Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I.  BOARD-APPROVED PROPOSALS

Proxies will be voted FOR board-approved proposals, EXCEPT AS FOLLOWS:

A.  MATTERS RELATING TO THE BOARD OF DIRECTORS

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     >    WCM will withhold votes FOR any nominee for director if

          o The board does not have a two-third majority of independent directors. In the event that more than one third of the members are affiliated or inside directors, we will withhold votes per Glass, Lewis research recommendations to satisfy the two-thirds threshold that is deemed appropriate. However, the two third majority DOES NOT APPLY when a single individual or entity owns more than 50% of the voting shares ("Controlled Companies") as the interests of the majority of shareholders are the interests of that entity or individual; or

          o The board does not have nominating, audit and compensation committees composed SOLELY of independent directors; or

     >    WCM will WITHHOLD VOTES for any nominee for the:


          o audit committee who sits on more than three public company audit committees; or

          o compensation committee if performance goals were changed when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained; or

          o compensation committee who is currently up for election and served at the time of poor pay-for-performance.

     > WCM will WITHHOLD VOTES for the audit committee chair if the chairperson failed to put audit ratification on the ballot for shareholder approval for the upcoming year.

     > For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the NYSE (Article 4 Section 2 of the NYSE Commission) and NASDAQ rule No. 4200 and 4300 (I.E., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independent standards, WCM may refer to Glass, Lewis research recommendations.

     > WCM will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (E.G., investment banking, consulting, legal or financial advisory fees).

     > WCM will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (I.E., illness, personal emergency, etc.).

WCM is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution.

     > WCM will WITHHOLD VOTES for an executive officer of any public company while serving more than four public company boards and any other director who serves on more than a total of six public company boards.

     > WCM will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value.

     > WCM will WITHHOLD VOTES from directors who failed to observe good corporate governance practices with regards to option backdating as it allows options to be granted at a lower price before the release of positive news i.e. spring loading or following the release of negative news i.e. bullet-dodging. This raises a concern similar to that of insider trading, or trading on material non-public information.

     > WCM will WITHHOLD VOTES for the chair of the nominating or governance committee when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director has not been appointed unless company performance has been in the top quartile of the company's peers

     > WCM will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

WCM believes that separating the roles of corporate officer and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board.

     > WCM will vote FOR the separation between the roles of chairman of the board and CEO, with the exception of smaller companies with limited group of leaders. It may be appropriate for these positions to be combined for some period of time.

B.  COMPENSATION PLANS

     >    STOCK INCENTIVE/OPTION PLANS

          o    WCM will vote FOR  performance  based options  requirements;  and

          o WCM will vote FOR equity based compensation plans if our research indicates that the proposed plan is not excessive from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance; and

          o WCM will vote AGAINST if plan permits replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options); and

          o WCM will vote AGAINST if dilution represented by this proposal is more than 10% outstanding common stock unless our research indicates that a slightly higher dilution rate may be in the best interests of shareholders; and

          o WCM will vote AGAINST if the stock incentive/option plans permits issuance of options with an exercise price below the stock's current market price; and

          o WCM will vote FOR stock options if the stock options are fully expensed; and

          o WCM will vote FOR option grants or other stock incentive/option awards that will help align the interests of outside directors provided that financial cost to the company does not threaten to compromise the objectivity

     >    WCM will vote FOR all deferred compensation plans

     > WCM will vote FOR all bonus plans recommended by the company's management


In voting on proposals relating to compensation plan proposals, WCM will consider whether the proposal has been approved by an independent compensation committee of the board.

C.  CAPITALIZATION

     >    WCM  will  vote  FOR  proposals   relating  to  the  authorization  of
          additional common stock if the justification for the increase and the amount of the increase is reasonable.

     > WCM will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

     >    WCM will vote FOR proposals authorizing share repurchase programs.


D.   ACQUISITIONS,   MERGERS,   REINCORPORATIONS,   REORGANIZATIONS   AND  OTHER
     TRANSACTIONS

     > WCM will refer to the Security Analyst on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets

     > WCM will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.  ANTI-TAKEOVER MEASURES

WCM will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     >    WCM will vote FOR proposals to adopt fair price provisions.


F.  AUDITORS

WCM  will  vote  FOR  board  approval   proposal   regarding  the  selection  or
ratification of an auditor except as follows:


     >    WCM will  vote  AGAINST  when  there  have been  restatements  or late
          filings   where  the  auditors  bear  some   responsibility   for  the
          restatements.

G. OTHER BUSINESS MATTERS

WCM will vote FOR board-approved proposals approving routine business matters such as changing the company's name, and procedural matters relating to the shareholder meeting, except as follows:

     > WCM will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

     > WCM will vote AGAINST proposals to adjourn a meeting to obtain more votes unless the adjournment is intended to secure more votes in a proposal that is in accordance to WCM's vote.

II.  SHAREHOLDER PROPOSALS

     > WCM will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     > WCM will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

     > WCM will vote FOR shareholder proposals to restore cumulative voting if a board is controlled mainly by insiders or affiliates where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock.

     > WCM will vote FOR shareholder proposals for the election of directors by a majority vote, unless it would clearly disadvantage the company.

     > WCM will vote FOR shareholder proposals that are consistent with WCM's proxy voting guidelines for board-approved proposals.


III.  VOTING SHARES OF NON U.S. ISSUERS

WCM recognizes that the laws governing non-U.S. issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, WCM believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, WCM will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

     > WCM will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

     > WCM will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     > WCM will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Many non-U.S. jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          o Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          o Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

          o Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases WCM is not authorized to deliver this information or sign the relevant documents.

WCM's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, WCM will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

EXHIBIT B


                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM


1.   COMPANY NAME:____________________________________________

2.   DATE OF MEETING: ___________________________________________

3.   REFERRAL ITEM(S): ____________________________________________

4. DESCRIPTION OF WCM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:

     ___________________________________________________________________________


5.   DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:

     Where a proxy proposal raises a material conflict between WCM's interests and a client's interest, WCM will obtain approval from the Proxy Committee.

     WCM will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by WCM will be addressed as described above in this section


6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE WCM (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:


================================================================================

    CERTIFICATION

     The undersigned employee of WCM certifies that, to the best of her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

     -------------------------------
     Name:        Zureen Khairuddin
     Title:       Proxy Associate

         APPENDIX G

         ALLIANCEBERNSTEIN
         PROXY VOTING MANUAL

================================================================================


                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING

1.   INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   PROXY POLICIES

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance
          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors
AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure
Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.

However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation
          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility
          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. PROXY VOTING PROCEDURES

3.1. Proxy Voting Committees
          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest
          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

               Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers
Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

    3.4. Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

    3.5. Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX H

NWQ
PROXY VOTING POLICY

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

1. Application; General Principles

     1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("WQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

     1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2. Voting; Procedures

     2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

          2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

          2.1.2 The Proxy Voting Committee shall:

          - supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

          - determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

          -    determine   when  NWQ  may  deviate   from  these   Policies  and
               Procedures.

     2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.(SM) ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

          2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

         2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting

Committee   shall   document   the  basis  for  the  decision  and  furnish  the
documentation to the Fund's Board or its designated committee.

         2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

     2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

     2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

     2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

     2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3. Conflicts of Interest

     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

         3.1.1 The issuer is a client of NWQ.

         3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

         3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

         3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

         3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

         3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

------------

(1) For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.

         3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4. Recordkeeping and Retention

     4.1 NWQ shall retain records relating to the voting of proxies, including:

         4.1.1 Copies of these Policies and Procedures and any amendments thereto.

         4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

         4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

         4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

         4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

     4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service. Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     -    Failed  to  act  on  takeover   offers   where  the  majority  of  the
          shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     -    Majority of independent directors on board

     -    All-independent key committees

     -    Committee chairpersons nominated by the independent directors

     -    CEO performance reviewed annually by a committee of outside directors

     -    Established governance guidelines

     -    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes  on   proposals   to   implement  a  reverse   stock  split  that  do  not
proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

     These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     -    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote   CASE-BY-CASE   on   shareholder   proposals   advocating   the   use   of
performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     -    Whether the proposal mandates that all awards be performance-based

     - Whether the proposal extends beyond executive awards to those of lower-ranking employees

     - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     - The parachute should be less attractive than an ongoing employment opportunity with the firm

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     -    The costs and feasibility of labeling and/or phasing out

     - The nature of the company's business and the proportion of it affected by the proposal

     - The proportion of company sales in markets requiring labeling or GMO-free products

     -    The extent that peer companies label or have eliminated GMOs

     - Competitive benefits, such as expected increases in consumer demand for the company's products

     -    The  risks  of  misleading   consumers  without  federally   mandated,
          standardized labeling

     -    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     -    The extent that peer companies have eliminated GMOs

     - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its subprime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     -    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     -    Whether there are publicly available environmental impact reports;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     -    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     -    The   company's   current   environmental   disclosure   beyond  legal
          requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     - The nature of the company's business and the percentage affected o The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     -    The nature of the company's business and the percentage affected

     - The extent that peer companies are switching from fossil fuels to cleaner sources

     -    The timetable and specific action prescribed by the proposal

     -    The costs of implementation

     -    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     -    The  company  has   procedures   in  place  to  ensure  that  employee
          contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company  compliance  with or violations of the Fair  Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     -    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of nominating committee

     -    Use of outside search firm

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     -    The  company  has  well-documented   programs   addressing   diversity
          initiatives and leadership development

     -    The  company  already  issues  public  reports  on  its   company-wide
          affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     - Whether the company's EEO policy is already in compliance with federal, state and local laws

     - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     -    The industry norm for including sexual orientation in EEO statements

     - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     -    Board structure

     -    Director independence and qualifications

     -    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Are interested directors and sit on the audit or nominating committee, or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     -    Past shareholder activism, board activity

     -    Votes on related proposals.

PROXY CONTESTS

Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance compared to peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     -    The fund's target investments

     -    The reasons given by the fund for the change

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Strategies employed to salvage the company

     -    The fund's past performance

     -    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    Increased flexibility available.

AUTHORIZE  THE  BOARD  TO HIRE AND  TERMINATE  SUBADVISORS  WITHOUT  SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the advisor's management.

EXHIBIT B

Proxy Voter Services (PVS)

U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

U.S. Proxy Voting Policy
Statement and Guidelines

a) Fifth Edition, January 2003

Copyright (C) 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

                            PROXY VOTER SERVICES/ISS
                          2099 GAITHER ROAD, SUITE 501
                            ROCKVILLE, MD 20850-4045

                                TABLE OF CONTENTS

POLICY STATEMENT AND GUIDELINES
BOARD OF DIRECTORS
PROXY CONTEST DEFENSES
AUDITORS
MERGERS AND ACQUISITIONS
SHAREHOLDER RIGHTS
CAPITAL STRUCTURE
EXECUTIVE AND DIRECTOR COMPENSATION
STATE OF INCORPORATION
CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL ENVIRONMENTAL AND SUSTAINABLE ISSUES

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:


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


   - Poor long-term corporate performance record relative to its peer index and S&P 500;

   - Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

   - Diversity of board;

   - Executive   compensation   related  (excessive   salaries/bonuses/pensions,
     history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

   - Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

   - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

   - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

   - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

   - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

   - Chapter 7 bankruptcy, SEC violations, and criminal investigations;

   - Interlocking directorships;

   - Performance  of  compensation   committee   members  related  to  egregious
     executive compensation; and

   - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

   - Long-term financial performance of the target company relative to its industry;

   - Management's historical track record;

   - Background to the proxy contest;

   - Qualifications of director nominees (both slates);

   - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

   - Equity ownership positions; and

   - Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.(2) In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy(3) is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

   - Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

   - Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

   - Generally  support  shareholder   proposals  calling  for  a  non-executive
     director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

   - Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

   - Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

   - Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

   - Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

   - Support endorsement of a policy of board inclusiveness.

   - Support reporting to shareholders on a company's efforts to increase diversity on their boards.

(2) Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

(3) New PVS policy implemented October 1, 2002.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to

look  at  the  board  nominees   individually  and  take  stock  ownership  into
consideration when voting on the merits of each candidate.

   - Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

   - Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

   - Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding -- the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

   - Vote AGAINST proposals to eliminate cumulative voting. o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

   - Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock;
     (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

   - Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

   - Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

PROXY CONTEST DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

   - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

   - Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

   - Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

   - Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

   - Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

   - Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

   - Vote AGAINST proposals that provide that directors may be removed only for cause.

   - Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

   - Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

   - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

   - Vote FOR proposals that seek to fix the size of the board.

   - Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

   - Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

   - Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

   - WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

   - Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

   - Impact of the merger on shareholder value;

   - Anticipated financial and operating benefits realizable through combined synergies;

   - Offer price (cost vs. premium).

   - Financial viability of the combined companies as a single entity;

   - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

   - Fairness opinion (or lack thereof);

   - Changes in corporate governance and their impact on shareholder rights; and

   - Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises -- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that -- absent of board or shareholder approval of the acquisition -- the bidder must pay the remaining shareholders the same price for their shares that brought control.

   - Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

   - Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes  concerning   corporate   restructuring   proposals,   including  minority
squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

   - Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

   - Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

   - Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

   - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

   - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   - Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

   - Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

   - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

   - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

   - Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   - Vote  AGAINST   management   proposals   seeking  to  lower   supermajority
     shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

   - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.

Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

   - Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

   - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

   - Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

   - Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments -- such as fixed dividend payments and seniority of claims to common stock -- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

   - Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

   - Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

   - Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

   - Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

   - Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

   - Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

   - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

   - Change in Control: Will the transaction result in a change-in-control of the company?

   - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

   - Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together. Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

   - Dilution:  Vote AGAINST plans in which the potential  voting power dilution
     (VPD) of all shares outstanding exceeds 12 percent.

   - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

   - Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

   - he repricing is value for value;

   - If the five most highly compensated employees are excluded from the repricing;

   - If the plan is broad based; and

   - If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

   - Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

   - Vote  FOR   amendments   that  place  a  cap  on  annual  grants  or  amend
     administrative features.

   - Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

   - Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

   - Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

   - Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

   - Generally  vote  FOR  shareholder   proposals  that  seek  to  provide  for
     performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

   - Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

   - Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

   - Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

   - Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

   - Generally vote against all proposals to ratify golden parachutes.

   - Vote on tin parachutes on a case-by-case basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

   - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

   - The transparency (or lack thereof) of the new locale's legal system;

   - Adoption of any shareholder-unfriendly corporate law provisions;

   - Actual, qualified tax benefits;

   - Potential for accounting manipulations and/or discrepancies;

   - Any pending U.S. legislation concerning offshore companies; and

   - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.


CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

   - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

   - Percentage of sales, assets, and earnings affected;

   - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

   - Whether the issues presented should be dealt with through government or company-specific action;

   - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

   - Whether the company's analysis and voting recommendation to shareholders is persuasive;

   - What its industry peers have done in response to the issue;

   - Whether the proposal itself is well framed and reasonable;

   - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

   - Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

   - Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.


MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

   - Generally support reports on foreign military sales and economic conversion of facilities.

   - Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

   - Support proposals affirming political non-partisanship.

   - Support reporting of political and political action committee (PAC) contributions.

   - Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

   - Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

   - Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

   - Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

   - Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

   - Support non-discrimination in retirement benefits.


FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

   - Support compliance with fair-lending laws.

   - Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

   - Vote FOR the adoption of the CERES Principles.

   - Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

   - Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

   - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

   - Request  a  report   summarizing  the  company's   current   practices  for
     enforcement of its Worker Code of Conduct.

   - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

   - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

   - Implement   policies  for  ongoing  wage  adjustments,   ensuring  adequate
     purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

   - Request public disclosure of contract supplier reviews on a regular basis.

   - Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

   - Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

   - Support the implementation and reporting on ILO codes of conduct.

   - Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

   - Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

         APPENDIX I

         WADDELL & REED
         PROXY VOTING POLICY SUMMARY

                               PROXY VOTING POLICY

The Fund has delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed  below  are  several   reoccurring  issues  and  WRIMCO's   corresponding
positions.

BOARD OF DIRECTORS ISSUES:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

EXECUTIVE/EMPLOYEE ISSUES:

WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

POLITICAL ACTIVITY:

WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

CONFLICTS OF INTEREST BETWEEN WRIMCO AND THE FUND:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

I. IDENTIFYING CONFLICTS OF INTEREST: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

   o BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

   o PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

   o FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "MATERIAL CONFLICTS": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

   o USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional
      Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

   o CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

   o USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

   o SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

         APPENDIX J

         TRANSAMERICA
         PROXY VOTING POLICY


Transamerica Investment Management, LLC ("TIM") TIM
Issue Date: November 14, 2005 Proxy Voting Policy


I.  INTRODUCTION

Normally, clients for whom TIM has full discretionary investment authority expect TIM to vote proxies as part of TIM's authority to manage, acquire and dispose of account assets. As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. A client also may ask TIM to vote its proxies in accordance with the client's specific proxy guidelines. In this situation, TIM will seek to comply with such client guidelines to the extent it would not be inconsistent with TIM's other legal, compliance and business responsibilities.

TIM has established a Proxy Voting Committee, which has responsibility for review of proxies voted by or to be voted by TIM and the resolution of issues that may arise in the process of voting proxies.

II.  STATEMENT OF POLICY

Under the Investment Advisers Act of 1940, TIM is considered a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services TIM undertakes on the client's behalf, including proxy voting. TIM's policy is to vote proxies in the best interest of its clients at all times. TIM attempts to consider all aspects of its vote that could affect the value of the underlying securities held in client accounts and will vote proxies in a manner it believes consistent with efforts to maximize the value of the client's portfolio.

TIM, on occasion, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client account's best interest to vote.

III.  GUIDELINES

TIM has adopted proxy voting policy guidelines ("Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots.

The Proxy Voting Committee is responsible for the ongoing review and revision of the Guidelines, with such advice, participation and research as the Committee deems appropriate from TIM portfolio managers, independent third parties or other knowledgeable interested parties. The Guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

The Committee is responsible for determining how the Guidelines will be applied to specific proxy votes, given all the facts and circumstances. With respect to any particular proxy issue, the

Committee may elect to vote contrary to a Guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of TIM's clients.

IV.  INDEPENDENT THIRD PARTY

TIM maintains the services of a qualified independent third party (currently Institutional Shareholder Services ("ISS")) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts TIM manages and recommend proxy votes generally in accordance with the Guidelines. TIM will consider the research provided by ISS when making voting decisions on proxy issues. TIM also receives Research Papers from Glass Lewis with respect to issuers and proxy voting recommendation. However, the final determination on voting rests with TIM.

Any requests for deviations from an ISS voting recommendation must be reported to the Compliance Department where an assessment will be made as to whether a potential or actual conflict of interest has impacted the request and whether the issue should be reported to the Committee for further consideration before the vote is made.

V.  PROXY VOTING COMMITTEE

The Proxy Voting Committee has responsibility for ensuring that proxy votes on behalf of TIM's clients are made in accordance with TIM's proxy voting policy and procedures (as described herein). The Committee meets on a bi-annual basis.

The Committee has general responsibility for determining how to address proxy votes made on behalf of all TIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In carrying out this responsibility, the Committee shall seek to ensure that proxy votes are made solely in the best interest of clients and are determined in a manner free from unwarranted or inappropriate influences. The Committee also oversees the overall administration of proxy voting for TIM accounts. The Committee may delegate day-to-day administrative responsibilities to other TIM personnel and/or outside service providers, as appropriate.

Issues will be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy policy. If necessary, the Committee may review written materials pertinent to the vote at hand and may hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. The Committee also may review vote recommendations from ISS or any other independent third party, particularly when questions are raised by portfolio managers or analysts on possible conflicts of interest. proxies notwithstanding the existence of the conflict.

The Committee will document its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner among TIM accounts and (c) any other material determination made by the Committee.

The Committee will meet at a minimum annually and on an as-needed basis. Committee members may meet either in person or via teleconference. The Committee will consist of at least one portfolio manager, the Chief Compliance Officer and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

VI.  CONFLICTS OF INTEREST

When voting proxies, TIM must consider the interests of its clients and not its own interests; and TIM recognizes that real (or perceived) material conflicts may arise between the interests of TIM and its clients that must be properly addressed and resolved before TIM votes. To address these concerns, TIM will take the following steps to avoid any impropriety or the appearance of impropriety.

IDENTIFYING CONFLICTS OF INTEREST

A. The Compliance Department monitors the potential for conflicts of interest on the part of TIM with respect to proxy voting decisions as a result of personal relationships, significant client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of the business of TIM or its affiliates.

B. The Compliance Department shall maintain an up-to-date list of issuers with respect to which TIM has a conflict of interest in voting proxies on behalf of client accounts. TIM shall not vote proxies relating to issuers on such list until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND ADDRESSING MATERIAL CONFLICTS OF INTEREST


A. The Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TIM's decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TIM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Department shall maintain a written record of all materiality determinations.

B. If it is determined that a conflict of interest is not material, TIM may vote the proxies notwithstanding the existence of the conflict.

C. If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

    .  voting  in  accordance  with  the   recommendation   of  ISS  or  another
       independent third party;

    . disclosing the conflict to the client and obtaining its consent before voting;

    . suggesting to the client that it engage another party to vote the proxy on its behalf; or

    . such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

The Compliance Department shall maintain a written record of the method used to resolve a material conflict of interest.

VII.  Provision of TIM's Proxy Voting Policy and Procedures to Clients

Advisers are required to disclose to clients the means by which they can obtain information from the adviser on how their securities were voted. Advisers also are required to describe their proxy voting policies and procedures to clients (indicating that a copy of the policies and procedures is available upon request) and, upon request, to provide clients with a copy of those policies and procedures.

TIM will make the required disclosures in its Form ADV Part It (which is sent to all prospective clients and made available to all current clients upon request). TIM also will make available to all clients a copy of its proxy voting policy and procedures by maintaining a current version of the policy and procedures on its website (www.timllc.com). A copy of the policy and procedures will be mailed to any client at any time upon request.

Upon request from a client, the Compliance Department will coordinate with the appropriate officer of the client to provide a record of the pertinent portion of TIM's proxy voting record.

VIII.  Recordkeeping

Unless noted otherwise, the Compliance Department shall maintain the following records relating to proxy voting:


   o  a copy of these policies and procedures;

   a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote (maintained by the service provider);

   o documentation relating to the identification and resolution of any conflicts of interest; and

   any documents created by TIM that were material to a proxy voting decision or that memorialized the basis for that decision; and

   o a copy of each written client request for information on how TIM voted proxies on behalf of the client, and a copy of any written response by TIM to any (written or oral) client request for information on how TIM voted proxies on behalf of the requesting client (maintained by Client Services).

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal YEAR during which the last entry was made on such record, the first two years in TIM's principal place of business. The location of all such records shall be documented in accordance with the AEGON record retention program.

In lieu of keeping copies of proxy statements, TIM may RELY on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.





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


APPENDIX J


                             PROXY VOTING GUIDELINES

I.  Introduction

This document provides a concise summary of TIM's proxy voting guidelines, which are attached in Appendix A.

II. Auditors Vote FOR proposals to ratify auditors, unless any of the following apply:

   o An auditor has a financial interest in or association with the company, and is therefore not independent;

   o  Fees for non-audit services are excessive; or

   o There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

III.  Board of Directors

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   o Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   o  Vote AGAINST proposals to classify the board.

   o Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   o Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   o Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

   o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

IV.  Shareholder Rights

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   o Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   o  Vote AGAINST proposals to require a supermajority shareholder vote.

   o  Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

   o  Vote AGAINST proposals to eliminate cumulative voting.

   o Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

   o Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   o  Vote FOR management proposals to adopt confidential voting.

V.  Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   o  Votes  in a  contested  election  of  directors  must  be  evaluated  on a
      CASE-BYCASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

VI.  Poison Pills

   o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

VII.  Mergers and Corporate Restructurings

   o Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

VIII.  Reincorporation Proposals

   o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

   o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

IX.  Capital Structure

COMMON STOCK AUTHORIZATION

   o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

   o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

   o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   o Vote FOR proposals to create a new class of nonvoting or subvoting common stock if (1) it is intended for financing purposes with minimal or no dilution to current shareholders and (2) it is not designed to preserve the voting power of an insider or significant shareholder.

X.  Executive and Director Compensation

   o Votes with respect to compensation plans should be determined on a CASEBY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan versus the operating income and overall profitability of the firm in question.

   o Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   o  Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

   o Votes on employee stock purchase plans should be determined on a CASEBY-CASE basis.

   o Vote FOR employee stock purchase plans where (1) the purchase price is at least 85% of fair market value, (2) the offering period is 27 months or less and (3) the potential voting power dilution (VPD) is ten percent or less.

   o Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

   o Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

XI.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   o In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

         APPENDIX K

         MUNDER
         PROXY VOTING POLICY SUMMARY

                            MUNDER CAPITAL MANAGEMENT
                               PROXY VOTING POLICY

Munder has adopted and implemented Proxy Procedures and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder's Proxy Procedures. The Proxy Committee meets as needed to administer Munder's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder's client accounts.

Munder generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where Munder does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder does separately review ISS's recommendation, Munder may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of the Fund.

Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of Munder and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

   (i)  NO CONFLICT. No conflict of interest is identified.

   (ii) IMMATERIAL OR REMOTE CONFLICT. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

   (iii) MATERIAL CONFLICT. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS's recommendation.

A copy of Munder's Proxy Voting Policies and Procedures is available without charge, upon request, at www.munder.com.






                                      K-2